UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22519
                                                    -----------

                First Trust Exchange-Traded AlphaDEX(R) Fund II
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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                    (Name and address of agent for service)


       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2013
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II


Annual Report                          December 31, 2013

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     First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund (FPA)
     First Trust Europe AlphaDEX(R) Fund (FEP)
     First Trust Latin America AlphaDEX(R) Fund (FLN)
     First Trust Brazil AlphaDEX(R) Fund (FBZ)
     First Trust China AlphaDEX(R) Fund (FCA)
     First Trust Japan AlphaDEX(R) Fund (FJP)
     First Trust South Korea AlphaDEX(R) Fund (FKO)
     First Trust Developed Markets Ex-US AlphaDEX(R) Fund (FDT)
     First Trust Emerging Markets AlphaDEX(R) Fund (FEM)
     First Trust Germany AlphaDEX(R) Fund (FGM)
     First Trust Canada AlphaDEX(R) Fund (FCAN)
     First Trust Australia AlphaDEX(R) Fund (FAUS)
     First Trust United Kingdom AlphaDEX(R) Fund (FKU)
     First Trust Taiwan AlphaDEX(R) Fund (FTW)
     First Trust Hong Kong AlphaDEX(R) Fund (FHK)
     First Trust Switzerland AlphaDEX(R) Fund (FSZ)
     First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (FDTS) First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (FEMS)

                                  AlphaDEX(R)
                                 FAMILY OF ETFs

      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.
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

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TABLE OF CONTENTS
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                                 ANNUAL REPORT
                               DECEMBER 31, 2013

Shareholder Letter .........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
    First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund (FPA)................   4
    First Trust Europe AlphaDEX(R) Fund (FEP)...............................   6
    First Trust Latin America AlphaDEX(R) Fund (FLN)........................   8
    First Trust Brazil AlphaDEX(R) Fund (FBZ)...............................  10
    First Trust China AlphaDEX(R) Fund (FCA)................................  12
    First Trust Japan AlphaDEX(R) Fund (FJP)................................  14
    First Trust South Korea AlphaDEX(R) Fund (FKO)..........................  16
    First Trust Developed Markets Ex-US AlphaDEX(R) Fund (FDT)..............  18
    First Trust Emerging Markets AlphaDEX(R) Fund (FEM).....................  20
    First Trust Germany AlphaDEX(R) Fund (FGM)..............................  22
    First Trust Canada AlphaDEX(R) Fund (FCAN)..............................  24
    First Trust Australia AlphaDEX(R) Fund (FAUS)...........................  26
    First Trust United Kingdom AlphaDEX(R) Fund (FKU).......................  28
    First Trust Taiwan AlphaDEX(R) Fund (FTW)...............................  30
    First Trust Hong Kong AlphaDEX(R) Fund (FHK)............................  32
    First Trust Switzerland AlphaDEX(R) Fund (FSZ)..........................  34
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (FDTS)...  36
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (FEMS)..........  38
Notes to Fund Performance Overview..........................................  40
Understanding Your Fund Expenses............................................  41
Portfolio of Investments
    First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund (FPA)................  43
    First Trust Europe AlphaDEX(R) Fund (FEP)...............................  45
    First Trust Latin America AlphaDEX(R) Fund (FLN)........................  50
    First Trust Brazil AlphaDEX(R) Fund (FBZ)...............................  52
    First Trust China AlphaDEX(R) Fund (FCA)................................  54
    First Trust Japan AlphaDEX(R) Fund (FJP)................................  56
    First Trust South Korea AlphaDEX(R) Fund (FKO)..........................  59
    First Trust Developed Markets Ex-US AlphaDEX(R) Fund (FDT)..............  61
    First Trust Emerging Markets AlphaDEX(R) Fund (FEM).....................  67
    First Trust Germany AlphaDEX(R) Fund (FGM)..............................  71
    First Trust Canada AlphaDEX(R) Fund (FCAN)..............................  73
    First Trust Australia AlphaDEX(R) Fund (FAUS)...........................  75
    First Trust United Kingdom AlphaDEX(R) Fund (FKU).......................  77
    First Trust Taiwan AlphaDEX(R) Fund (FTW)...............................  80
    First Trust Hong Kong AlphaDEX(R) Fund (FHK)............................  82
    First Trust Switzerland AlphaDEX(R) Fund (FSZ)..........................  84
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (FDTS)...  86
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (FEMS)..........  93
Statements of Assets and Liabilities........................................  98
Statements of Operations.................................................... 102
Statements of Changes in Net Assets......................................... 106
Financial Highlights........................................................ 112
Notes to Financial Statements............................................... 125
Report of Independent Registered Public Accounting Firm..................... 136
Additional Information...................................................... 137
Board of Trustees and Officers ............................................. 144
Privacy Policy.............................................................. 146

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2013

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Exchange-Traded Fund AlphaDEX(R) Fund II (the "Trust").

As a shareholder, twice a year you receive a detailed report about your investment, including a market overview and performance analysis for the period. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Trust's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 32.39% during the twelve months ended December 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                                 ANNUAL REPORT
                               DECEMBER 31, 2013

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

Various surveys, such as the Blue Chip Economic Indicators survey, of leading economists show that expectations for U.S. GDP growth in 2014 target a growth rate of about 2.8%, up from 2.1% over the past four quarters through Q3'13. As of the close of 2013, the U.S. economic recovery turned 54 months old, or 4.5 years. The U.S. has the largest economy, with China and Japan a distant second and third. The U.S. economy, as measured by real GDP, stood at an annualized $15.84 trillion in Q3'13, according to the Bureau of Economic Analysis. The U.S. economy is still the most important contributor to the global economy, as we witnessed in 2008 during the financial crisis when the recession clearly influenced economic activity worldwide. It negatively impacted Europe and was particularly tough on emerging market economies, which had been thriving prior to the subprime mortgage meltdown. The U.S. was one of the bright spots worldwide in 2013, and is poised to improve in 2014, in our opinion.

The modest, yet solid, economic growth helped push U.S. stock indices higher in 2013. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 32.39%, 33.50% and 41.31%, respectively, according to Bloomberg. These lofty gains, in turn, helped push the U.S.'s share of worldwide total equity market capitalization considerably higher. At the close of the bull market that ran from October 9, 2002 through October 9, 2007, the U.S. stock market represented 31.07% of the total world market capitalization, according to Bespoke Investment Group. It stood at 32.21% on December 31, 2012. U.S. equities performed so well in 2013, on a relative basis, that the U.S. total equity market capitalization closed Q4 at approximately 36.00%. Investors poured a combined $72.5 billion
(net) into U.S. equity and sector funds in 2013, compared to net outflows totaling $106.1 billion in 2012, according to Morningstar.

The International Monetary Fund estimates that global growth will increase from 2.9% in 2013 to 3.6% in 2014, according to its own release. It estimates that the average GDP growth rate for "emerging and developing economies" will be 5.1% in 2014, up from 4.5% in 2013. With respect to "advanced economies," it sees a GDP growth rate of 2.0% in 2014, up from 1.3% in 2012. Growth is slowly heading in the right direction for investors, in our opinion. In 2013, investors funneled a net $146.2 billion into international equity funds, up from a net $8.1 billion in 2012, according to Morningstar. On a relative basis, the earnings growth potential for foreign equities in 2014 is much higher than that of U.S. equities, according to estimates from Bloomberg. Bloomberg forecasts a 2014 earnings growth rate of 10.74% for the S&P 500, compared to 37.63% and 22.39%, respectively, for the MSCI World (Ex U.S.) and MSCI Emerging Markets Indices.

PERFORMANCE OF FOREIGN STOCKS AND BONDS

U.S. investors shied away from foreign debt securities in 2013. The Barclays Global Emerging Markets Index of debt securities fell 2.66% (USD), while the Barclays Global Aggregate Index of higher-quality debt declined by 2.60% (USD). Investors seemed just as disinterested in emerging markets equities. The MSCI Emerging Markets Index posted a total return of -2.60% (USD). On the other hand, investors were attracted to equities from developed nations. The MSCI World Index (Ex U.S.) posted a total return of 21.02% (USD). The U.S. dollar rose just 0.33% against a basket of major currencies, as measured by the U.S. Dollar Index. In our opinion, the dollar had little influence on returns for U.S. investors in 2013.

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FUND PERFORMANCE OVERVIEW
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FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)

The First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Asia Pacific Ex-Japan Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FPA." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Asia Pacific Ex-Japan BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                              AVERAGE ANNUAL            CUMULATIVE
                                                              TOTAL RETURNS           TOTAL RETURNS
                                          1 Year Ended     Inception (4/18/11)      Inception (4/18/11)
                                            12/31/13           to 12/31/13             to 12/31/13

FUND PERFORMANCE
NAV                                            3.83%               -0.18%                 -0.48%
Market Price                                   3.89%                0.24%                  0.64%

INDEX PERFORMANCE
Defined Asia Pacific Ex-Japan Index            5.93%                0.83%                  2.25%
S&P Asia Pacific Ex-Japan BMI Index            4.22%                1.77%                  4.85%
MSCI Pacific ex-Japan Index                    5.49%                3.33%                  9.26%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 3.83% during the 12-month period covered by this report. During the same period, the benchmark MSCI Pacific ex-Japan Index generated a return of 5.49%. Australian stocks, while generating a very strong return in local terms (+20.9%), were hurt in US Dollar ("USD") terms as the currency lost -14.2% against the USD, as the Chinese slowdown hurt demand for the Australian dollar. Both the Fund and the benchmark had an exposure of about 25% to Australian stocks. A negative selection effect in Australian stocks, where Fund stocks returned 15.4% (local) vs. the 20.9% (local) of the benchmark was the main source of the Fund's underperformance during the period. South Korean and Hong Kong stocks were key contributors to the Fund's return, while stocks in Singapore detracted from the Fund's performance.

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FUND PERFORMANCE OVERVIEW (CONTINUED)
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FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   30.5%
Consumer Discretionary                       23.6
Industrials                                  16.8
Materials                                     9.2
Information Technology                        7.3
Telecommunication Services                    4.4
Energy                                        3.3
Consumer Staples                              2.1
Health Care                                   1.6
Utilities                                     1.2
                                            ------
    Total                                   100.0%
                                            ======

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TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Sands China Ltd.                              2.2%
Fortescue Metals Group Ltd.                   2.0
Challenger Ltd.                               1.8
Hanwha Corp.                                  1.8
MGM China Holdings Ltd.                       1.7
Daewoo Shipbuilding & Marine
   Engineering Co., Ltd.                      1.7
Galaxy Entertainment Group Ltd.               1.7
Hopewell Holdings Ltd.                        1.7
UOL Group Ltd.                                1.7
Link REIT                                     1.7
                                            ------
    Total                                    18.0%
                                            ======

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                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     APRIL 18, 2011 - DECEMBER 31, 2013

                     First Trust Asia Pacific    Defined Asia Pacific     S&P Asia Pacific      MSCI Pacific
                     Ex-Japan AlphaDEX(R) Fund      Ex-Japan Index       Ex-Japan BMI Index    Ex-Japan Index
4/18/11                     $10,000                   $10,000                $10,000            $10,000
6/30/11                      10,170                    10,139                  9,825              9,772
12/31/11                      7,822                     7,876                  8,216              8,314
6/30/12                       8,100                     8,119                  8,614              8,798
12/31/12                      9,586                     9,653                 10,061             10,357
6/30/13                       8,635                     8,832                  9,335              9,875
12/31/13                      9,953                    10,226                 10,487             10,926
-------------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          69              43               9              1
1/1/12 - 12/31/12           94              70              11              1
1/1/13 - 12/31/13           93              77              18              0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          43               7               5              1
1/1/12 - 12/31/12           61              13               0              0
1/1/13 - 12/31/13           44              15               5              0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

The First Trust Europe AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Europe Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEP." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Europe BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                AVERAGE ANNUAL            CUMULATIVE
                                                                TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/13           to 12/31/13             to 12/31/13

FUND PERFORMANCE
NAV                                            31.33%              7.26%                   20.90%
Market Price                                   30.23%              7.65%                   22.08%

INDEX PERFORMANCE

Defined Europe Index                           33.51%              8.37%                   24.29%
S&P Europe BMI Index                           27.16%              9.30%                   27.19%
MSCI Europe Index                              25.23%              8.79%                   25.58%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 31.33% during the 12-month period covered by this report. During the same period, the benchmark MSCI Europe Index generated a return of 25.23%. The UK was the top contributor to absolute return in both the Fund and the benchmark. UK stocks returned 18.7% in the benchmark, and make up 33.6% of the benchmark index. In addition, the strong return from UK stocks contributed to the outperformance of the Fund, as UK Fund stocks did even better, returning 34.6% in local currency terms. In particular, the Fund had a bias toward home building and airlines stocks in the country that performed quite well during the year. French stocks also performed quite well, recovering much of their prior losses from 2011 and 2012. In local currency terms, French stocks returned 20.1% in the benchmark and 35.9% in the Fund. The strong return from the Fund's French stocks also contributed to the Fund's strong return during the year. German stocks were a top performer for the benchmark, while Italian stocks lifted performance in the Fund. Italian stocks in the Fund returned 30.9% (local terms) and returned a more modest 16.3% in the benchmark; the stronger return from Italian Fund stocks was a top contributor to the Fund's strong relative performance. For example, Mediaset SpA. (+119.8% local) and Mediolanum SpA. (+50.4% local) were two of the best-performing Italian stocks, both of which had a zero weight in the benchmark but contributed to the Fund's outperformance.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                    22.0%
Consumer Discretionary                        17.6
Industrials                                   17.2
Utilities                                     10.9
Energy                                         9.0
Materials                                      8.5
Consumer Staples                               6.1
Telecommunication Services                     4.6
Information Technology                         2.8
Health Care                                    1.3
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Faurecia                                       1.0
Alcatel-Lucent                                 1.0
Public Power Corp. S.A.                        1.0
Valeo S.A.                                     1.0
Piraeus Bank S.A.                              1.0
International Consolidated Airlines
   Group S.A.                                  0.9
European Aeronautic Defence and Space
   Co. N.V.                                    0.9
Volkswagen AG (Preference Shares)              0.9
Porsche Automobil Holding SE
   (Preference Shares)                         0.9
K+S AG                                         0.9
                                             ------
    Total                                      9.5%
                                             ======

----------------------------------------------------------------------------------------------------------------------------
                                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                             APRIL 18, 2011 - DECEMBER 31, 2013

                  First Trust Europe
                   AlphaDEX(R) Fund              Defined Europe Index        S&P Europe BMI Index          MSCI Europe Index
4/18/11                $10,000                         $10,000                     $10,000                      $10,000
6/30/11                 10,265                          10,315                      10,315                       10,321
12/31/11                 7,547                           7,654                       8,320                        8,418
6/30/12                  7,650                           7,755                       8,567                        8,620
12/31/12                 9,206                           9,310                      10,002                       10,028
6/30/13                  9,672                           9,859                      10,295                       10,247
12/31/13                12,091                          12,428                      12,718                       12,560
----------------------------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          69              60              21              3
1/1/12 - 12/31/12           71              110             49              1
1/1/13 - 12/31/13           70              152             22              1
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          19               6               0              0
1/1/12 - 12/31/12           18               1               0              0
1/1/13 - 12/31/13            6               1               0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)

The First Trust Latin America AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Latin America Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FLN." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Latin America BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL           CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/13          to 12/31/13             to 12/31/13

FUND PERFORMANCE
NAV                                           -10.17%              -5.78%                 -14.89%
Market Price                                  -11.35%              -5.72%                 -14.73%

INDEX PERFORMANCE
Defined Latin America Index                    -9.00%              -4.29%                 -11.18%
S&P Latin America BMI Index                   -13.03%              -8.19%                 -20.63%
MSCI EM Latin America Index                   -13.36%              -8.98%                 -22.46%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -10.17% during the 12-month period covered by this report. During the same period, the benchmark MSCI EM Latin America Index generated a return of -13.36%. Concerns and uncertainty about the timing and quantity of U.S. Federal Reserve tapering had a significant impact on Latin emerging markets during the last year. In addition to the impact on Latin American and emerging equity markets, the concern about Federal Reserve activity was felt in the currency movements, impacting investors in the Fund who are exposed to the local currency. For example, the Brazilian Real was one of the weakest emerging market currencies, as it was off -13.2% for the year, versus the USD; this impact was almost equally experienced in the Fund and the benchmark, as the Fund allocated 59.2% of the weight to Brazilian stocks, and the benchmark allocated about 57.4% to Brazil. Mexican stocks in the benchmark traded fairly flat for the year in the benchmark, returning 1.1% in local currency terms. However, in the Fund, Mexican stocks returned 12.8% in local currency terms; this outperformance from the Fund's Mexican stocks was a leading contributor to the Fund's outperformance. For example, Gruma S.A.B. de C.V. (+48.7% local) and Alfa S.A.B de C.V. (+36.3% local) were two stocks that were overweighted by the Fund, leading to the Fund's outperformance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Utilities                                     20.2%
Materials                                     19.0
Consumer Staples                              15.9
Financials                                    15.1
Industrials                                    9.8
Telecommunication Services                     8.9
Energy                                         6.2
Consumer Discretionary                         2.8
Information Technology                         2.1
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Ternium S.A., ADR                              4.4%
Cia de Saneamento Basico do Estado de
   Sao Paulo                                   3.9
Braskem S.A. (Preference Shares)               3.8
JBS S.A.                                       3.6
Porto Seguro S.A.                              3.4
Cia de Gas de Sao Paulo
   (Preference Shares)                         3.2
Tim Participacoes S.A.                         3.1
Cia Energetica de Minas Gerais
   (Preference Shares)                         3.1
Petroleo Brasileiro S.A.
   (Preference Shares)                         3.0
BRF S.A.                                       2.9
                                             ------
    Total                                     34.4%
                                             ======

---------------------------------------------------------------------------------------------------
                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    APRIL 18, 2011 - DECEMBER 31, 2013

            First Trust Latin America      Defined Latin      S&P Latin America       MSCI EM Latin
                AlphaDEX(R) Fund           America Index          BMI Index           America Index
4/18/11             $10,000                  $10,000              $10,000               $10,000
6/30/11              10,114                   10,154               10,046                10,039
12/31/11              8,359                    8,513                8,185                 8,236
6/30/12               8,525                    8,699                8,258                 8,196
12/31/12              9,474                    9,759                9,127                 8,949
6/30/13               8,424                    8,774                7,859                 7,625
12/31/13              8,510                    8,880                7,938                 7,754
---------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          31              80              42              3
1/1/12 - 12/31/12          151              73               3              2
1/1/13 - 12/31/13           85              41               8              0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          17               5               0              0
1/1/12 - 12/31/12           20               1               0              0
1/1/13 - 12/31/13          102              14               2              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)

The First Trust Brazil AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Brazil Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FBZ." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Brazil BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/13          to 12/31/13             to 12/31/13

FUND PERFORMANCE
NAV                                           -14.72%             -11.94%                 -29.11%
Market Price                                  -14.95%             -11.63%                 -28.45%

INDEX PERFORMANCE
Defined Brazil Index                          -13.92%             -10.87%                 -26.73%
S&P Brazil BMI Index                          -16.58%             -13.18%                 -31.77%
MSCI Brazil Index                             -16.04%             -14.12%                 -33.75%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -14.72% during the 12-month period covered by this report. During the same period, the benchmark MSCI Brazil Index generated a return of -16.04%. Concerns and uncertainty about the timing and quantity of U.S. Federal Reserve tapering had a significant impact on emerging markets during the last year, especially in Brazil. In addition to the impact on emerging equity markets, the concern around Federal Reserve activity was also felt in the currency movements, impacting investors in the Fund who are exposed to the Brazilian Real. The Brazilian Real was one of the weakest emerging market currencies, as it was off -13.2% for the year, versus the USD. At a sector level, the negative impact was greatest in the Energy and Materials sectors, where tapering concerns affected companies like Vale S.A. (-11.5% local) and Petroleo Brasileiro SA (-17.2% local). The Financials sector (-0.9% local) in the benchmark was also a major detractor, but more as a result of the large weight allocated by the benchmark (29.2%). The Fund's relative outperformance during the period was a result of the underweight position in the Financials sector, as well as a stronger stock selection effect in the Consumer Discretionary and Consumer Staples sectors.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ) (CONTINUED)

--------------------------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
--------------------------------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Materials                                    17.1%
Utilities                                    15.7
Financials                                   15.5
Consumer Staples                             13.6
Consumer Discretionary                       11.6
Telecommunication Services                    8.3
Energy                                        8.1
Industrials                                   7.9
Information Technology                        2.2
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
BB Seguridade Participacoes S.A.              4.3%
JBS S.A.                                      4.2
Braskem S.A. (Preference Shares)              4.0
Tim Participacoes S.A.                        3.8
Cia Paranaense de Energia
   (Preference Shares)                        3.4
BRF S.A.                                      3.2
BR Properties S.A.                            3.0
M Dias Branco S.A.                            3.0
Anhanguera Educacional Participacoes
   S.A.                                       2.9
Embraer S.A.                                  2.9
                                            ------
    Total                                    34.7%
                                            ======

----------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 18, 2011 - DECEMBER 31, 2013

            First Trust Brazil        Defined         S&P Brazil       MSCI Brazil
             AlphaDEX(R) Fund       Brazil Index      BMI Index           Index
4/18/11          $10,000              $10,000          $10,000           $10,000
6/30/11            9,884                9,933            9,949             9,926
12/31/11           7,858                7,946            7,929             7,887
6/30/12            7,907                8,002            7,413             7,280
12/31/12           8,314                8,512            8,180             7,890
6/30/13            6,918                7,182            6,718             6,471
12/31/13           7,090                7,327            6,824             6,624
----------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          16              27              52             64
1/1/12 - 12/31/12           84              38              11              1
1/1/13 - 12/31/13          166              57               7              1
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          14               4               1              0
1/1/12 - 12/31/12          107               8               1              0
1/1/13 - 12/31/13           16               3               2              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)

The First Trust China AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined China Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FCA." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P China BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/13          to 12/31/13             to 12/31/13

FUND PERFORMANCE
NAV                                           -1.63%               -6.12%                 -15.70%
Market Price                                  -2.31%               -5.85%                 -15.06%

INDEX PERFORMANCE
Defined China Index                            1.00%               -5.45%                 -14.06%
S&P China BMI Index                           10.37%               -0.06%                  -0.16%
MSCI China Index                               3.64%               -0.54%                  -1.45%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -1.63% during the 12-month period covered by this report. During the same period, the benchmark MSCI China Index generated a return of 3.64%. Consumer Discretionary stocks were the top performing sector during the period, returning 52.1% in local terms, led by strong performance from internet companies such as Ctrip.com International (+47.6% local) and automobile companies such as Great Wall Motor Co., Ltd. (+76.5% local). Also contributing to positive returns were Utilities stocks, such as Beijing Enterprises Water Group Ltd. (+65.8% local) and China Gas Holdings Ltd. (+72.3%). On the other hand, as concerns increased regarding the growth of the local economy, Energy, Materials and Financials stocks all dragged down the return of the Fund. In particular, Financials stocks, with a 23.1% weight in the Fund, were a drag on performance as the sector returned -17.4% in the Fund, with real estate companies delivering the weakest returns. On a relative basis, the performance of the Fund was hurt by this exposure in the Financials sector, where the Fund was overweight the weakest subset of financial companies--real estate.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                        14.9%
Financials                                    14.5
Materials                                     12.3
Industrials                                   11.6
Energy                                        11.4
Utilities                                     11.0
Information Technology                         9.0
Health Care                                    7.8
Consumer Staples                               4.7
Telecommunication Services                     2.8
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
 SECURITY                             LONG-TERM INVESTMENTS
 Ctrip.com International Ltd., ADR             4.2%
 Beijing Enterprises Water Group Ltd.          3.8
 China Hongqiao Group Ltd.                     3.8
 Huaneng Renewables Corp. Ltd., Class H        3.6
 Yanzhou Coal Mining Co., Ltd., Class H        3.5
 Great Wall Motor Co., Ltd.                    3.5
 Biostime International Holdings Ltd.          3.5
 Zijin Mining Group Co., Ltd., Class H         3.3
 Yangzijiang Shipbuilding Holdings Ltd.        3.1
 CITIC Pacific Ltd.                            3.1
                                             ------
    Total                                     35.4%
                                             ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 18, 2011 - DECEMBER 31, 2013

            First Trust China        Defined        S&P China        MSCI China
            AlphaDEX(R) Fund       China Index      BMI Index         Index
4/18/11         $10,000             $10,000         $10,000           $10,000
6/30/11           9,334               9,279           9,446             9,583
12/31/11          6,692               6,670           7,502             7,746
6/30/12           7,023               6,935           7,764             8,048
12/31/12          8,568               8,506           9,045             9,508
6/30/13           6,942               7,022           8,322             8,463
12/31/13          8,428               8,591           9,982             9,855
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          32              35              36             16
1/1/12 - 12/31/12           84              49              16              4
1/1/13 - 12/31/13           64              31              16              0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          31              20               7              1
1/1/12 - 12/31/12           70              23               4              0
1/1/13 - 12/31/13           54              51              33              3

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

The First Trust Japan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Japan Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FJP." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Japan BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/13          to 12/31/13             to 12/31/13

FUND PERFORMANCE
NAV                                            30.66%              6.58%                   18.84%
Market Price                                   31.56%              7.09%                   20.38%

INDEX PERFORMANCE
Defined Japan Index                            32.80%              6.89%                   19.74%
S&P Japan BMI Index                            26.50%              9.50%                   27.81%
MSCI Japan Index                               27.16%              9.44%                   27.64%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 30.66% during the 12-month period covered by this report. During the same period, the benchmark MSCI Japan Index generated a return of 27.16%. Japan had very strong USD returns across almost all sectors despite the Japanese Yen depreciating -18.8% against the U.S. Dollar. The Consumer Discretionary sector led all sectors in the Fund with a 10.3% contribution to the Fund's return. The sector was the heaviest weighted in the Fund with an average weight of 25.9%, and returned 65.4% (local). The Industrials sector was the second best-contributing sector in the Fund, with a 7.5% contribution to return. The Fund's holdings from the sector returned 55.9% (local) and comprised an average of 25.1% of the Fund's weight. The Utilities sector was the best-performing sector in the Fund with a 85.3% local return. Tokyo Electric Power Co., Inc. was a large factor in the sector's return as the company appreciated 133.9% in local currency. The Utilities sector's low average weight of 5.4% limited its contribution to the Fund's return to 2.2%. The Fund's outperformance of its benchmark was caused by positive selection effect in the Information Technology (+67.7% vs. +47.5% local return), Industrials (+55.9% vs. +44.9% local return), and Utilities (+85.3% vs. +37.9% local return) sectors.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                        24.0%
Industrials                                   22.0
Information Technology                        14.0
Financials                                    10.0
Materials                                      8.7
Energy                                         7.6
Utilities                                      5.2
Telecommunication Services                     4.3
Health Care                                    2.2
Consumer Staples                               2.0
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Seiko Epson Corp.                              2.4%
Fuji Electric Co., Ltd.                        2.0
Mazda Motor Corp.                              2.0
Inpex Corp.                                    1.9
Fuji Heavy Industries Ltd.                     1.8
Sumitomo Metal Mining Co., Ltd.                1.8
IHI Corp.                                      1.7
Mitsui & Co., Ltd.                             1.7
Mitsubishi Corp.                               1.7
Namco Bandai Holdings, Inc.                    1.7
                                             ------
    Total                                     18.7%
                                             ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       APRIL 18, 2011 - DECEMBER 31, 2013

            First Trust Japan        Defined        S&P Japan        MSCI Japan
            AlphaDEX(R) Fund       Japan Index      BMI Index           Index
4/18/11         $10,000             $10,000         $10,000           $10,000
6/30/11          10,724              10,567          10,350            10,315
12/31/11          9,534               9,452           9,395             9,278
6/30/12           9,270               9,136           9,671             9,569
12/31/12          9,096               9,016          10,102            10,037
6/30/13          10,707              10,698          11,682            11,698
12/31/13         11,885              11,972          12,780            12,764
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          79              52               5              3
1/1/12 - 12/31/12          113              30               8              1
1/1/13 - 12/31/13           71              70              40              9
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          33               5               1              0
1/1/12 - 12/31/12           79              17               2              0
1/1/13 - 12/31/13           37              19               4              2

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)

The First Trust South Korea AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined South Korea Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FKO." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P South Korea BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/13          to 12/31/13             to 12/31/13

FUND PERFORMANCE
NAV                                            6.54%              -1.27%                  -3.39%
Market Price                                   6.09%              -0.49%                  -1.33%

INDEX PERFORMANCE
Defined South Korea Index                      8.79%              -0.30%                  -0.80%
S&P South Korea BMI Index                      4.06%               1.14%                   3.10%
MSCI South Korea Index                         3.94%               0.58%                   1.58%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 6.54% during the 12-month period covered by this report. During the same period, the benchmark MSCI South Korea Index generated a return of 3.94%. The Information Technology sector was the top contributor to the Fund, adding 3.0% to the Fund's return. The Fund's holdings in the sector returned 17.8% (local) and had an average weight in the Fund of 10.7%. The sector's performance was helped by Internet Software & Services company NAVER Corp., which contributed 2.3% to the Fund's return and appreciated 103.7% in local currency. The Telecommunication Services sector was the best-performing sector in the Fund with a 26.5% local return. The sector had an average Fund weight of 9.9% and contributed 2.8% to the Fund's return. The Consumer Staples sector was the largest detractor from the Fund's return with a -1.7% contribution. The sector was hurt by the Food Product industry's -19.5% local return. The Fund outperformed its benchmark due to being overweight the Telecommunication Services sector (9.9% vs. 0.9% average weight) and positive selection effect in the Industrials (+5.0% vs. -5.4% local return) and Information Technology (+17.8% vs. 2.1% local return) sectors.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                        21.1%
Industrials                                   19.6
Financials                                    16.0
Materials                                     13.8
Information Technology                        13.6
Telecommunication Services                     8.5
Utilities                                      4.6
Energy                                         2.0
Consumer Staples                               0.8
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
KCC Corp.                                      4.2%
Hyundai Steel Co.                              4.0
Samsung SDI Co., Ltd.                          3.5
Cheil Worldwide, Inc.                          3.3
SK Telecom Co., Ltd., ADR                      3.3
Halla Visteon Climate Control Corp.            3.2
Korea Gas Corp.                                3.1
NAVER Corp.                                    3.0
Samsung Electronics Co., Ltd.                  3.0
Coway Co., Ltd.                                2.8
                                             ------
    Total                                     33.4%
                                             ======

--------------------------------------------------------------------------------------------
                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             APRIL 18, 2011 - DECEMBER 31, 2013

            First Trust South Korea      Defined South      S&P South Korea      MSCI South
               AlphaDEX(R) Fund           Korea Index          BMI Index         Korea Index
4/18/11            $10,000                 $10,000             $10,000            $10,000
6/30/11             10,266                  10,241               9,969              9,922
12/31/11             7,729                   7,800               8,262              8,064
6/30/12              7,704                   7,694               8,614              8,488
12/31/12             9,067                   9,119               9,907              9,772
6/30/13              7,844                   8,022               8,749              8,498
12/31/13             9,660                   9,921              10,309             10,158
--------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          13               5               0              1
1/1/12 - 12/31/12           51              71              13              6
1/1/13 - 12/31/13           86              72              13              7
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          31              37              56             35
1/1/12 - 12/31/12           57              36              16              0
1/1/13 - 12/31/13           53              21               0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

The First Trust Developed Markets Ex-US AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Developed Markets Ex-US Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FDT." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Developed Markets Ex-US BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/13          to 12/31/13             to 12/31/13

FUND PERFORMANCE
NAV                                            18.40%              3.42%                    9.52%
Market Price                                   18.71%              3.77%                   10.54%

INDEX PERFORMANCE
Defined Developed Markets Ex-US Index          20.59%              4.39%                   12.32%
S&P Developed Markets Ex-US BMI Index          20.88%              6.87%                   19.68%
MSCI World Ex-US Index                         21.02%              7.10%                   20.39%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 18.40% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Ex-US Index generated a return of 21.02%. Developed countries around the world did quite well during the period, with the 10 largest countries in the benchmark returning an average of 23.5% in local terms, as the current bull market passed its 4 year anniversary. Japan, with the advent of Abenomics and associated easy money, returned 54.6% in local terms, while the currency lost -17.6% during the year. Even after accounting for the devaluation in the Yen, the country was still the top contributor to absolute return in both the Fund and the benchmark. The UK was the second largest contributor, in both the Fund and the benchmark, with home builders and telecommunications companies contributing the most to the performance. Australian stocks, while generating a very strong return in local terms (+20.9%) were hurt in USD terms as the currency lost -14.2% against the USD, as the Chinese slowdown hurt demand for the Australian dollar. On a relative basis, Fund performance was in line with the benchmark, with exposures in Hong Kong, South Korea and Japan, the only countries with slight underperformance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                   24.6%
Consumer Discretionary                       18.4
Industrials                                  17.5
Materials                                    12.1
Information Technology                        7.5
Energy                                        7.4
Utilities                                     4.6
Telecommunication Services                    3.9
Consumer Staples                              3.1
Health Care                                   0.9
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Seiko Epson Corp.                              0.9%
Alcatel-Lucent                                 0.7
Faurecia                                       0.7
Public Power Corp. S.A.                        0.7
Piraeus Bank S.A.                              0.7
Genworth MI Canada, Inc.                       0.7
International Consolidated Airlines
   Group S.A.                                  0.6
Volkswagen AG (Preference Shares)              0.6
Porsche Automobil Holding SE
   (Preference Shares)                         0.6
K+S AG                                         0.6
                                             ------
    Total                                      6.8%
                                             ======

--------------------------------------------------------------------------------------------------------------
                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      APRIL 18, 2011 - DECEMBER 31, 2013

            First Trust Developed Markets       Defined Developed       S&P Developed Markets      MSCI World
               Ex-US AlphaDEX(R) Fund          Markets Ex-US Index         Ex-US BMI Index         Ex-US Index
4/18/11               $10,000                       $10,000                   $10,000               $10,000
6/30/11                10,218                        10,215                    10,173                10,192
12/31/11                7,908                         7,970                     8,476                 8,545
6/30/12                 7,951                         7,996                     8,701                 8,753
12/31/12                9,249                         9,315                     9,900                 9,948
6/30/13                 9,465                         9,622                    10,160                10,247
12/31/13               10,951                        11,233                    11,966                12,039
--------------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          48              26               9              1
1/1/12 - 12/31/12          133              59              12              0
1/1/13 - 12/31/13          132              77               5              0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          52              39               3              0
1/1/12 - 12/31/12           40               6               0              0
1/1/13 - 12/31/13           30               8               0              0

                                                                         Page 19

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

The First Trust Emerging Markets AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Emerging Markets Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEM." The Fund commenced trading on April 19, 2011.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Emerging Markets BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.



--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (04/18/11)    Inception (04/18/11)
                                              12/31/13          to 12/31/13             to 12/31/13
FUND PERFORMANCE
NAV                                            -3.35%              -3.89%                 -10.19%
Market Price                                   -3.47%              -3.52%                  -9.23%

INDEX PERFORMANCE
Defined Emerging Markets Index                 -1.86%              -2.84%                  -7.49%
S&P Emerging Markets BMI Index                 -1.53%              -2.99%                  -7.89%
MSCI Emerging Markets Index                    -2.60%              -2.80%                  -7.40%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -3.35% during the 12-month period covered by this report. During the same period, the benchmark MSCI Emerging Markets Index generated a return of -2.60%. Concerns and uncertainty about the timing and quantity of U.S. Federal Reserve (the "Fed") tapering had a significant impact on emerging markets during the last year. The absolute returns tell very little of the story, and in fact, it's more helpful to consider macro events and announcements as they have had a material effect on the performance of the Fund and benchmark. For example, from May 10 to June 24, the benchmark lost -15.9% in value; not surprisingly, the Fund slightly underperformed, returning -17.9% over the same period. In addition to the weakness in the local equity markets, a negative currency effect was also realized by emerging market investors who invest with USD. During the peak to trough of the equity markets, emerging market currencies averaged a sell off of -4.4% vs. the USD with the greatest weakness in the Brazilian Real, which lost -9.7% vs. the USD. The Brazilian Real was one of the weakest emerging market currencies, as it was off -13.2% for the year, versus the USD. While the Fed eased concerns around tapering in late August and September, the benchmark rose 11.8%, while the Fund outperformed this measure by about 0.51%, returning 12.3%. On a relative basis, the Fund performed in line with the benchmark, with relative outperformance in Hong Kong and Mexico that was offset by weaker performance in South Africa and Taiwan.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Information Technology                        16.8%
Energy                                        14.0
Financials                                    12.2
Consumer Discretionary                        11.9
Materials                                     11.5
Industrials                                   10.8
Utilities                                      8.8
Consumer Staples                               7.1
Telecommunication Services                     5.6
Health Care                                    1.3
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Haier Electronics Group Co., Ltd.              1.6%
Himax Technologies, Inc., ADR                  1.6
SouFun Holdings Ltd., ADR                      1.4
Steinhoff International Holdings Ltd.          1.3
Beijing Enterprises Water Group Ltd.           1.3
China Hongqiao Group Ltd.                      1.3
Magnit OJSC                                    1.2
Telecom Egypt                                  1.2
Pou Chen Corp.                                 1.1
TAV Havalimanlari Holding A.S.                 1.1
                                             ------
    Total                                     13.1%
                                             ======

-------------------------------------------------------------------------------------------------------
                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  APRIL 18, 2011 - DECEMBER 31, 2013

              First Trust Emerging        Defined Emerging      S&P Emerging Markets      MSCI Emerging
            Markets AlphaDEX(R) Fund       Markets Index             BMI Index            Markets Index
4/18/11            $10,000                   $10,000                 $10,000                $10,000
6/30/11              9,787                     9,770                   9,888                  9,945
12/31/11             7,678                     7,729                   7,895                  8,042
6/30/12              8,052                     8,125                   8,253                  8,358
12/31/12             9,293                     9,427                   9,355                  9,507
6/30/13              8,423                     8,651                   8,636                  8,597
12/31/13             8,981                     9,251                   9,213                  9,259
-------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 19, 2011 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          31              60              57              5
1/1/12 - 12/31/12          105              72              14              1
1/1/13 - 12/31/13          100              60              12              1
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
4/19/11 - 12/31/11          12              12               1              0
1/1/12 - 12/31/12           47              10               1              0
1/1/13 - 12/31/13           50              24               5              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)

The First Trust Germany AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index call the Defined Germany Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FGM." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Germany BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (02/14/11)    Inception (02/14/11)
                                              12/31/13          to 12/31/13             to 12/31/13
FUND PERFORMANCE
NAV                                            26.61%              21.05%                  43.18%
Market Price                                   27.70%              21.94%                  45.19%

INDEX PERFORMANCE
Defined Germany Index                          28.32%              21.57%                  44.28%
S&P Germany BMI Index                          31.43%              23.48%                  48.56%
MSCI Germany Index                             31.37%              23.67%                  48.98%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


The Fund generated a NAV return of 26.61% during the 12-month period covered by this report. During the same period, the benchmark MSCI Germany Index generated a return of 31.37%. The Consumer Discretionary sector contributed 16.9%, making it responsible for more than half of the Fund's return. The Fund's holdings in the sector had an average weight of 32.9% and returned 45.7% (local). Within the sector, the Auto Components industry had a particularly strong return of 66.7%. The Materials sector was the largest detractor from the Fund's return with a -1.9% contribution. The sector had an average weight in the Fund of 17.2% and a return of -7.1% (local). Relative to the benchmark, the Fund gained by being overweight the strong-performing Consumer Discretionary sector, but that effect could not overcome poor selection effects in the Consumer Staples and Materials sectors.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                        37.6%
Industrials                                   12.1
Materials                                     12.0
Health Care                                    9.3
Telecommunication Services                     7.4
Information Technology                         6.6
Financials                                     6.4
Utilities                                      5.3
Consumer Staples                               3.3
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Continental AG                                 5.5%
United Internet AG                             5.0
Volkswagen AG (Preference Shares)              4.6
TUI AG                                         4.6
Porsche Automobil Holding SE
   (Preference Shares)                         4.5
Sky Deutschland AG                             4.2
Kabel Deutschland Holding AG                   3.9
Deutsche Post AG                               3.9
Celesio AG                                     3.9
Daimler AG                                     3.8
                                             ------
    Total                                     43.9%
                                             ======

-------------------------------------------------------------------------------------
                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        FEBRUARY 14, 2012 - DECEMBER 31, 2013

            First Trust Germany         Defined         S&P Germany      MSCI Germany
             AlphaDEX(R) Fund        Germany Index       BMI Index          Index
2/14/12          $10,000               $10,000           $10,000           $10,000
6/30/12            9,157                 9,132             9,197             9,174
12/31/12          11,309                11,243            11,304            11,342
6/30/13           11,312                11,323            11,668            11,670
12/31/13          14,319                14,428            14,857            14,900
-------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          116             45               4              1
1/1/13 - 12/31/13           163             35               2              0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          45               8               1              0
1/1/13 - 12/31/13           49               3               0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)

The First Trust Canada AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Canada Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FCAN." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Canada BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.



--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (02/14/12)    Inception (02/14/12)
                                              12/31/13          to 12/31/13             to 12/31/13
FUND PERFORMANCE
NAV                                            15.75%              12.20%                  24.16%
Market Price                                   15.45%              12.37%                  24.50%

INDEX PERFORMANCE
Defined Canada Index                           16.70%              12.94%                  25.66%
S&P Canada BMI Index                            5.28%               3.94%                   7.52%
MSCI Canada Index                               5.63%               4.87%                   9.34%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


The Fund generated a NAV return of 15.75% during the 12-month period covered by this report. During the same period, the benchmark MSCI Canada Index generated a return of 5.63%. The Consumer Discretionary sector led all other sectors in the Fund with a 7.8% contribution to the Fund's return. The Fund's holdings in the sector comprised an average of 14.5% of the Fund's weight and returned 68.3% (local). The Information Technology sector was the second-best sector with a 4.8% contribution. The Fund's holdings in the sector returned 85.7% (local) but had an average weight of only 5.9%. A significant selection effect in the Materials sector was the largest cause of the Fund's outperformance of the benchmark. The Fund's holdings in the Materials sector returned 13.0% (local) versus the benchmark's return of -31.9% (local). The Fund also benefitted from a selection effect in the Consumer Discretionary (+68.3% vs. +47.0% local return) and Information Technology (+85.7% vs. +24.2% local return) sectors.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                    27.3%
Energy                                        16.9
Consumer Staples                              15.9
Consumer Discretionary                        14.2
Materials                                     11.6
Information Technology                        10.0
Health Care                                    4.1
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Alimentation Couche Tard, Inc.,
   Class B                                     4.8%
First Quantum Minerals Ltd.                    4.6
Magna International, Inc.                      4.4
Lions Gate Entertainment Corp.                 4.4
Valeant Pharmaceuticals International,
   Inc.                                        4.1
Boardwalk Real Estate Investment Trust         3.8
RioCan Real Estate Investment Trust            3.7
Calloway Real Estate Investment Trust          3.7
Constellation Software, Inc.                   3.5
CGI Group, Inc., Class A                       3.5
                                             ------
    Total                                     40.5%
                                             ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      FEBRUARY 14, 2012 - DECEMBER 31, 2013

            First Trust Canada        Defined         S&P Canada     MSCI Canada
             AlphaDEX(R) Fund       Canada Index      BMI Index         Index
2/14/12          $10,000              $10,000          $10,000        $10,000
6/30/12            9,358                9,369            9,194          9,312
12/31/12          10,726               10,768           10,213         10,351
6/30/13           11,210               11,272            9,499          9,662
12/31/13          12,415               12,566           10,752         10,934
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          150             13              27              1
1/1/13 - 12/31/13           187             12               0              0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          28               1               0              0
1/1/13 - 12/31/13           50               3               0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)

The First Trust Australia AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Australia Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAUS." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Australia BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (02/14/12)    Inception (02/14/12)
                                              12/31/13          to 12/31/13             to 12/31/13
FUND PERFORMANCE
NAV                                           -0.61%               4.65%                    8.92%
Market Price                                  -1.42%               4.78%                    9.18%

INDEX PERFORMANCE
Defined Australia Index                        1.09%               5.28%                   10.14%
S&P Australia BMI Index                        2.29%               6.44%                   12.43%
MSCI Australia Index                           4.16%               8.78%                   17.10%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


The Fund generated a NAV return of -0.61% during the 12-month period covered by this report. During the same period, the benchmark MSCI Australia Index generated a return of 4.16%. The Australian Dollar depreciated -13.5% against the USD, weighing heavily on the returns of the Fund and the benchmark. The Consumer Discretionary sector led all sectors in the Fund with a 3.6% contribution to return. The Fund's holdings in the sector had a local return of 58.0%, which represented 36.1% in USD terms, and comprised an average of 14.0% of the Fund's weight. The Materials sector was the heaviest-weighted sector in the Fund (21.9% average weight) and the largest detractor from total return (-3.8% contribution). The Fund's holdings in the sector were focused in the Metals & Mining industry, which had a -18.9% local return and a -30.1% return in USD terms. The Fund's performance relative to the benchmark was most impacted by the generally strong-performing Financials sector. Within the sector the Fund suffered from a poor selection effect (+20.0% vs. +29.1% local return) and from being significantly underweight (21.7% vs. 50.6% average weight).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Materials                                     23.6%
Financials                                    23.1
Industrials                                   13.4
Consumer Discretionary                         9.4
Energy                                         7.2
Health Care                                    7.1
Telecommunication Services                     5.7
Consumer Staples                               5.6
Utilities                                      3.2
Information Technology                         1.7
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
TPG Telecom Ltd.                               5.7%
Lend Lease Group                               5.0
Flight Centre Ltd.                             4.5
Ramsay Health Care Ltd.                        4.5
Amcor Ltd.                                     4.4
Fortescue Metals Group Ltd.                    4.3
Macquarie Group Ltd.                           4.0
Westfield Retail Trust                         3.6
Incitec Pivot Ltd.                             3.5
Woodside Petroleum Ltd.                        3.3
                                             ------
    Total                                     42.8%
                                             ======

---------------------------------------------------------------------------------------------
                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            FEBRUARY 14, 2012 - DECEMBER 31, 2013

            First Trust Australia          Defined          S&P Australia      MSCI Australia
              AlphaDEX(R) Fund         Australia Index        BMI Index            Index
2/14/12           $10,000                 $10,000             $10,000             $10,000
6/30/12             9,414                   9,374               9,377               9,525
12/31/12           10,959                  10,895              10,991              11,242
6/30/13            10,075                  10,172              10,112              10,553
12/31/13           10,893                  11,013              11,244              11,711
---------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          94              73               9              2
1/1/13 - 12/31/13          108              66               4              0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          34               8               0              0
1/1/13 - 12/31/13           62              12               0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

The First Trust United Kingdom AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined United Kingdom Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FKU." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P United Kingdom BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (02/14/12)    Inception (02/14/12)
                                              12/31/13          to 12/31/13             to 12/31/13
FUND PERFORMANCE
NAV                                            28.17%              23.59%                  48.91%
Market Price                                   29.59%              24.40%                  50.73%

INDEX PERFORMANCE
Defined United Kingdom Index                   31.10%              25.16%                  52.38%
S&P United Kingdom BMI Index                   23.44%              17.39%                  35.11%
MSCI United Kingdom Index                      20.67%              15.11%                  30.22%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


The Fund generated a NAV return of 28.17% during the 12-month period covered by this report. During the same period, the benchmark MSCI United Kingdom Index generated a return of 20.67%. The Consumer Discretionary (+47.1% local) and Industrials (+47.6% local) sectors were two of the top performing sectors, with strong performances coming from Sports Direct International Plc (+83.6%), Barratt Developments Plc (+66.9%), and easyJet plc (+102.7%) all leading the sectors higher. The two sectors combined for a 42.2% weight in the Fund, and thus were top contributors to the Fund's absolute return. On a relative basis, the Fund's outperformance came in the form of both superior stock selection as well as stronger allocation amongst the sectors. The Consumer Discretionary sector was the third strongest of 10 sectors during the period, and investors were rewarded as the Fund was overweight this strong sector (25.1% Fund weight vs. 7.1% weight in the benchmark). From a stock selection perspective, the Fund also did well in the Consumer Discretionary sector, as Fund stocks in the sector returned 35.7% during the period, while only returning 25.7% in the benchmark. Also leading to outperformance during the period was the Industrials sector where Fund stocks returned 47.6%, while returning only 29.2% in the benchmark. Similarly, the Financials sector was a source of outperformance coming from stock selection as the Fund stocks returned 33.9%, while returning only 18.7% in the benchmark. Separately, but also leading to outperformance, was the Consumer Staples sector, where the Fund generated alpha by underweighting this sector (5.9% Fund weight vs. 17.0% weight in the benchmark). This underweight was an alpha generator as the defensive Consumer Staples sector was the third worst-performing in the benchmark.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Consumer Discretionary                        25.1%
Financials                                    24.1
Industrials                                   17.3
Energy                                         9.9
Materials                                      9.8
Health Care                                    4.6
Consumer Staples                               4.5
Utilities                                      2.4
Telecommunication Services                     1.5
Information Technology                         0.8
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
International Consolidated Airlines
   Group S.A.                                  3.0%
Sports Direct International PLC                2.5
Thomas Cook Group PLC                          2.5
Lloyds Banking Group PLC                       2.4
GKN PLC                                        2.4
easyJet PLC                                    2.3
Ocado Group PLC                                2.3
Ashtead Group PLC                              2.3
AstraZeneca PLC                                2.2
St. James's Place PLC                          2.1
                                             ------
    Total                                     24.0%
                                             ======

-----------------------------------------------------------------------------------------------------
                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                FEBRUARY 14, 2012 - DECEMBER 31, 2013

            First Trust United Kingdom      Defined United      S&P United Kingdom       MSCI United
                 AlphaDEX(R) Fund           Kingdom Index           BMI Index           Kingdom Index
2/14/12              $10,000                   $10,000               $10,000              $10,000
6/30/12                9,737                     9,761                 9,718                9,678
12/31/12              11,617                    11,622                10,945               10,792
6/30/13               11,954                    12,115                11,108               10,821
12/31/13              14,890                    15,237                13,511               13,022
-----------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          87              100             21              1
1/1/13 - 12/31/13           96              125             14              0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12           9               2               0              0
1/1/13 - 12/31/13           17               0               0              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

The First Trust Taiwan AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Taiwan Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTW." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Taiwan BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (02/14/12)    Inception (02/14/12)
                                              12/31/13          to 12/31/13             to 12/31/13
FUND PERFORMANCE
NAV                                             9.80%              5.49%                   10.58%
Market Price                                    9.54%              5.97%                   11.51%

INDEX PERFORMANCE
Defined Taiwan Index                           11.73%              6.72%                   12.97%
S&P Taiwan BMI Index                           12.29%              7.26%                   14.06%
MSCI Taiwan Index                               9.06%              6.68%                   12.89%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


The Fund generated a NAV return of 9.80% during the 12-month period covered by this report. During the same period, the benchmark MSCI Taiwan Index generated a return of 9.06%. The Consumer Discretionary sector was the top-performing and best-contributing sector in the Fund. The Fund's holdings in the sector returned 40.2% (local), had an average weight in the Fund of 16.1% and contributed 5.2% to the Fund's return. The Information Technology sector was by far the heaviest-weighted sector in the Fund with a 57.7% average weight. The sector had a relatively weak return of 7.4% (local), as decent returns in the Computer & Peripherals (+17.2% local) and Semiconductor (+15.0% local) industries were weighed down by poor performance in the Electronic Equipment Instruments & Components (-8.0% local) industry and HTC Corp. (-36.9% local return while held in the Fund).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Information Technology                        60.2%
Consumer Discretionary                        19.2
Financials                                     7.4
Consumer Staples                               5.7
Materials                                      4.4
Industrials                                    1.7
Telecommunication Services                     1.4
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Compal Electronics, Inc.                       5.4%
Pou Chen Corp.                                 5.0
Catcher Technology Co., Ltd.                   4.9
Hon Hai Precision Industry Co., Ltd.           4.7
Hotai Motor Co., Ltd.                          4.5
Largan Precision Co., Ltd.                     4.0
Giant Manufacturing Co., Ltd.                  4.0
United Microelectronics Corp.                  3.4
President Chain Store Corp.                    3.3
Novatek Microelectronics Corp.                 3.3
                                             ------
    Total                                     42.5%
                                             ======

--------------------------------------------------------------------------------
                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     FEBRUARY 14, 2012 - DECEMBER 31, 2013

            First Trust Taiwan        Defined         S&P Taiwan     MSCI Taiwan
             AlphaDEX(R) Fund       Taiwan Index      BMI Index         Index
2/14/12          $10,000              $10,000          $10,000        $10,000
6/30/12            9,263                9,200            9,129          9,195
12/31/12          10,070               10,111           10,158         10,353
6/30/13           10,323               10,481           10,365         10,496
12/31/13          11,057               11,297           11,406         11,291
--------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          70              74              30              1
1/1/13 - 12/31/13           75              45              12              2
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          36               8               0              1
1/1/13 - 12/31/13           78              33               6              1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)

The First Trust Hong Kong AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Hong Kong Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FHK." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Hong Kong BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (02/14/12)    Inception (02/14/12)
                                              12/31/13          to 12/31/13             to 12/31/13
FUND PERFORMANCE
NAV                                           14.42%             17.11%                   34.56%
Market Price                                  14.47%             17.64%                   35.71%

INDEX PERFORMANCE
Defined Hong Kong Index                       17.06%             18.43%                   37.37%
S&P Hong Kong BMI Index                       10.64%             11.74%                   23.16%
MSCI Hong Kong Index                          11.09%             12.88%                   25.53%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)

The Fund generated a NAV return of 14.42% during the 12-month period covered by this report. During the same period, the benchmark MSCI Hong Kong Index generated a return of 11.09%. The Consumer Discretionary sector led all sectors in the Fund with a 13.0% contribution to the Fund's return. The sector had an average weight in the Fund of 26.6% and returned 60.8% (local). The Hotels Restaurants & Leisure industry drove the return of the sector. The industry had an average Fund weight of 16.4% and a local return of 104.6% which resulted in an 11.9% contribution to return. The Financials sector was by far the heaviest-weighted sector in the Fund with an average weight of 51.1%, but weakness in real-estate related industries held the sector's return to 1.5% (local). The main reason the Fund was able to outperform its benchmark was the Fund's overweight position in the Consumer Discretionary sector (26.6% vs. 14.3% average weight).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                    45.3%
Consumer Discretionary                        30.2
Utilities                                      8.2
Industrials                                    6.6
Telecommunication Services                     4.2
Materials                                      2.9
Information Technology                         1.9
Consumer Staples                               0.7
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Galaxy Entertainment Group Ltd.                6.5%
Chinese Estates Holdings Ltd.                  6.3
MGM China Holdings Ltd.                        5.8
ENN Energy Holdings Ltd.                       4.9
SA SA International Holdings Ltd.              4.3
Hopewell Holdings Ltd.                         3.7
Hysan Development Co., Ltd.                    3.6
Champion REIT                                  3.5
AIA Group Ltd.                                 3.4
Towngas China Co., Ltd.                        3.4
                                             ------
    Total                                     45.4%
                                             ======

---------------------------------------------------------------------------------------------
                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            FEBRUARY 14, 2012 - DECEMBER 31, 2013

            First Trust Hong Kong          Defined          S&P Hong Kong      MSCI Hong Kong
              AlphaDEX(R) Fund         Hong Kong Index        BMI Index            Index
2/14/12           $10,000                 $10,000             $10,000             $10,000
6/30/12             9,573                   9,507               9,375               9,502
12/31/12           11,759                  11,734              11,132              11,299
6/30/13            11,586                  11,777              11,006              11,154
12/31/13           13,455                  13,736              12,316              12,553
---------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          64              70              31              1
1/1/13 - 12/31/13           94              56              14              2
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          43              11               0              0
1/1/13 - 12/31/13           51              31               3              1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)

The First Trust Switzerland AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Switzerland Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FSZ." The Fund commenced trading on February 15, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Switzerland BMI Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (02/14/12)    Inception (02/14/12)
                                              12/31/13          to 12/31/13             to 12/31/13
FUND PERFORMANCE
NAV                                            28.89%              20.44%                  41.83%
Market Price                                   29.06%              21.02%                  43.12%

INDEX PERFORMANCE
Defined Switzerland Index                      30.99%              21.35%                  43.79%
S&P Switzerland BMI Index                      27.50%              21.70%                  44.57%
MSCI Switzerland Index                         26.61%              21.45%                  44.01%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


The Fund generated a NAV return of 28.89% during the 12-month period covered by this report. During the same period, the benchmark MSCI Switzerland Index generated a return of 26.61%. The Industrials sector led all sectors in the Fund with a 9.2% contribution to the Fund's return. The Fund's holdings in the sector comprised an average of 25.3% of the Fund's weight and returned 34.4% (local). The second best-contributing sector was the Financials sector with a 8.3% contribution. The sector was the heaviest-weighted sector in the Fund with an average weight of 33.2%, but had a slightly below average local return of 20.5%. The Health Care sector was the best-performing sector with a return of 62.8% (local), but the sector's average Fund weight of 10.5% limited its contribution to the Fund's return to 6.4%. The Fund's outperformance of the benchmark came from the Industrials sector where the Fund was overweight the benchmark (25.3% vs. 9.4% average weight) and outperformed the benchmark (+34.4% vs. +22.1%).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                    32.1%
Industrials                                   26.5
Health Care                                   14.3
Materials                                     10.8
Consumer Staples                               5.4
Consumer Discretionary                         3.9
Utilities                                      3.7
Telecommunication Services                     2.5
Information Technology                         0.8
                                             ------
   Total                                     100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Baloise Holding AG                             4.5%
Swiss Life Holding AG                          4.4
Georg Fischer AG                               4.4
OC Oerlikon Corp., AG                          4.4
Lonza Group AG                                 4.3
Swiss Re AG                                    4.3
Bucher Industries AG                           4.2
BKW AG                                         3.7
Daetwyler Holding AG                           3.6
PSP Swiss Property AG                          3.4
                                             ------
    Total                                     41.2%
                                             ======

-----------------------------------------------------------------------------------------------------
                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               FEBRUARY 14, 2012 - DECEMBER 31, 2013

            First Trust Switzerland           Defined           S&P Switzerland      MSCI Switzerland
               AlphaDEX(R) Fund          Switzerland Index         BMI Index              Index
2/14/12            $10,000                   $10,000               $10,000               $10,000
6/30/12              9,444                     9,432                 9,760                 9,769
12/31/12            11,004                    10,977                11,338                11,374
6/30/13             11,808                    11,869                12,563                12,616
12/31/13            14,183                    14,378                14,458                14,401
-----------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 15, 2012 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12         137               36              2             0
1/1/13 - 12/31/13          165               13              1             0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/15/12 - 12/31/12          41                4              0             0
1/1/13 - 12/31/13           68                5              0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

The First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Developed Markets ex-US Small Cap Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FDTS." The Fund commenced trading on February 16, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Developed Markets ex-US SmallCap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (02/15/12)    Inception (02/15/12)
                                              12/31/13          to 12/31/13             to 12/31/13
FUND PERFORMANCE
NAV                                            22.56%              13.52%                  26.88%
Market Price                                   22.76%              14.10%                  28.09%

INDEX PERFORMANCE
Defined Developed Markets ex-US Small Cap
   Index                                       26.10%              15.29%                  30.56%
S&P Developed Markets ex-US SmallCap Index     25.56%              16.50%                  33.14%
MSCI World ex US Small Cap Index               25.55%              16.11%                  32.31%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


The Fund generated a NAV return of 22.56% during the 12-month period covered by this report. During the same period, the benchmark MSCI World ex US Small Cap Index generated a return of 25.55%. Countries domiciled in Japan led all other countries in the Fund with a 9.2% contribution to the Fund's return. The Fund's holdings from the country comprised an average of 34.6% of the Fund's weight and had a 49.5% local return, but only a 23.1% USD return due to a weak Japanese Yen. South Korea was the second best-contributing country with a +2.9% contribution to the Fund's return. The Fund's holdings from the country returned 18.4% (local) and had an average Fund weight of 13.0%. Australian companies were the largest detractors from return with a contribution of -1.8%. The Fund's Australian holdings had a -7.8% local return, but a -20.5% USD return due to a weak Australian dollar. A poor selection effect among Australian companies and being underweight the strong-performing United Kingdom relative to the benchmark were the main causes of Fund underperformance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)
(CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Industrials                                   29.9%
Consumer Discretionary                        22.6
Financials                                    14.7
Information Technology                        10.5
Materials                                     10.5
Energy                                         3.9
Consumer Staples                               3.6
Health Care                                    2.0
Telecommunication Services                     1.2
Utilities                                      1.1
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Minebea Co., Ltd.                              0.6%
Impregilo S.p.A.                               0.6
Reply S.p.A.                                   0.5
SMK Corp.                                      0.5
Dynam Japan Holdings Co., Ltd.                 0.5
Mount Gibson Iron Ltd.                         0.5
ASTM S.p.A.                                    0.5
Autoneum Holding AG                            0.5
Eniro AB                                       0.5
Navios Maritime Holdings, Inc.                 0.5
                                             ------
    Total                                      5.2%
                                             ======

------------------------------------------------------------------------------------------------------------------------------
                                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                             FEBRUARY 15, 2012 - DECEMBER 31, 2013

            First Trust Developed Markets ex-US     Defined Developed Markets S&P      Developed Markets      MSCI World ex US
                Small Cap AlphaDEX(R) Fund              ex-US Small Cap Index         ex-US SmallCap Index    Small Cap Index
2/15/12                  $10,000                              $10,000                       $10,000               $10,000
6/30/12                    8,976                                8,930                         9,318                 9,258
12/31/12                  10,352                               10,311                        10,604                10,538
6/30/13                   10,509                               10,625                        11,001                10,907
12/31/13                  12,686                               13,056                        13,315                13,231
------------------------------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 16, 2012 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          35               9               4              0
1/1/13 - 12/31/13          104              38               2              0
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          82              84               2              3
1/1/13 - 12/31/13           77              30               1              0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

The First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Emerging Markets Small Cap Index (the "Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEMS." The Fund commenced trading on February 16, 2012.

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the S&P Emerging Markets Small Cap Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL            CUMULATIVE
                                                               TOTAL RETURNS           TOTAL RETURNS
                                            1 Year Ended    Inception (02/15/12)    Inception (02/15/12)
                                              12/31/13          to 12/31/13             to 12/31/13
FUND PERFORMANCE
NAV                                            5.65%               11.22%                  22.08%
Market Price                                   5.87%               12.10%                  23.91%

INDEX PERFORMANCE
Defined Emerging Markets Small Cap Index       7.79%               12.21%                  24.09%
S&P Emerging Markets SmallCap Index            1.46%                3.77%                   7.18%
MSCI Emerging Markets Small Cap Index          1.04%                2.14%                   4.04%
--------------------------------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 40.)


The Fund generated a NAV return of 5.65% during the 12-month period covered by this report. During the same period, the benchmark MSCI Emerging Markets Small Cap Index generated a return of 1.04%. Companies domiciled in Taiwan led all other countries in the Fund with a 4.9% contribution to the Fund's return. The Fund's holdings from the country comprised an average of 11.9% of the Fund's weight and returned 57.2% (local). Within the country, companies in the Consumer Discretionary sector had a particularly strong return of 113.5% (local). Companies domiciled in Hong Kong had the next largest contribution to return with +4.7%. These companies comprised an average of 11.8% of the Fund's weight and returned 47.0% (local). Within the country the Information Technology sector was the strongest performer with a 118.6% return (local). Indonesia was the worst-contributing country in the Fund with a -2.6% contribution. The Fund's holdings from the country had a local return of -4.0%, but a weak Rupiah caused the USD return for the companies to be -24.0%. A strong stock selection effect among Taiwan and Hong Kong companies was the primary driver of the Fund's outperformance relative to the benchmark.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                                LONG-TERM INVESTMENTS
Financials                                    19.6%
Information Technology                        19.2
Consumer Discretionary                        17.9
Industrials                                   12.8
Materials                                     10.0
Consumer Staples                               8.0
Utilities                                      4.0
Health Care                                    3.1
Telecommunication Services                     3.0
Energy                                         2.4
                                             ------
    Total                                    100.0%
                                             ======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Hisense Kelon Electrical Holdings
   Co., Ltd.                                   1.7%
REXLot Holdings Ltd.                           1.4
TCL Communication Technology Holdings
   Ltd., ADR                                   1.3
Bitauto Holdings, Ltd., ADR                    1.3
TAL Education Group                            1.2
Sinotrans Ltd.                                 1.2
Gruma S.A.B. de C.V., Series B                 1.1
Changshouhua Food Co., Ltd.                    1.0
Orascom Telecom Media And Technology
   Holding SAE                                 1.0
CIFI Holdings Group Co., Ltd.                  1.0
                                             ------
    Total                                     12.2%
                                             ======

----------------------------------------------------------------------------------------------------------------------------
                                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                           FEBRUARY 15, 2012 - DECEMBER 31, 2013

            First Trust Emerging Markets       Defined Emerging Markets       S&P Emerging Markets     MSCI Emerging Markets
             Small Cap AlphaDEX(R) Fund            Small Cap Index               SmallCap Index           Small Cap Index
2/15/12               $10,000                          $10,000                      $10,000                  $10,000
6/30/12                 8,991                            8,898                        9,016                    9,037
12/31/12               11,556                           11,512                       10,563                   10,297
6/30/13                11,559                           11,703                       10,069                    9,928
12/31/13               12,209                           12,409                       10,718                   10,404
----------------------------------------------------------------------------------------------------------------------------

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 16, 2012 (commencement of trading) through December 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          94              83              12              0
1/1/13 - 12/31/13           66              86              44              3
--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%      >=2.00%
2/16/12 - 12/31/12          25               5               0              0
1/1/13 - 12/31/13           34              12               6              1

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after their inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2013 (UNAUDITED)

As a shareholder of First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund, First Trust Europe AlphaDEX(R) Fund, First Trust Latin America AlphaDEX(R) Fund, First Trust Brazil AlphaDEX(R) Fund, First Trust China AlphaDEX(R) Fund, First Trust Japan AlphaDEX(R) Fund, First Trust South Korea AlphaDEX(R) Fund, First Trust Developed Markets Ex-US AlphaDEX(R) Fund, First Trust Emerging Markets AlphaDEX(R) Fund, First Trust Germany AlphaDEX(R) Fund, First Trust Canada AlphaDEX(R) Fund, First Trust Australia AlphaDEX(R) Fund, First Trust United Kingdom AlphaDEX(R) Fund, First Trust Taiwan AlphaDEX(R) Fund, First Trust Hong Kong AlphaDEX(R) Fund, First Trust Switzerland AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund, and First Trust Emerging Markets Small Cap AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2013.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                   JULY 1, 2013      DECEMBER 31, 2013       PERIOD            PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R)
   FUND (FPA)
Actual                                               $1,000.00           $1,152.60            0.80%               $4.34
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)
Actual                                               $1,000.00           $1,250.10            0.80%               $4.54
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)
Actual                                               $1,000.00           $1,010.20            0.80%               $4.05
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)
Actual                                               $1,000.00           $1,024.90            0.80%               $4.08
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)
Actual                                               $1,000.00           $1,214.10            0.80%               $4.46
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)
Actual                                               $1,000.00           $1,110.00            0.80%               $4.25
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

DECEMBER 31, 2013 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                   JULY 1, 2012      DECEMBER 31, 2012       PERIOD            PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)
Actual                                               $1,000.00           $1,231.50            0.80%               $4.50
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R)
   FUND (FDT)
Actual                                               $1,000.00           $1,157.00            0.80%               $4.35
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)
Actual                                               $1,000.00           $1,066.30            0.80%               $4.17
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)
Actual                                               $1,000.00           $1,265.80            0.80%               $4.57
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)
Actual                                               $1,000.00           $1,107.50            0.80%               $4.25
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)
Actual                                               $1,000.00           $1,081.20            0.80%               $4.20
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)
Actual                                               $1,000.00           $1,245.60            0.80%               $4.53
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)
Actual                                               $1,000.00           $1,071.10            0.80%               $4.18
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)
Actual                                               $1,000.00           $1,161.30            0.80%               $4.36
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)
Actual                                               $1,000.00           $1,201.10            0.80%               $4.44
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP
   ALPHADEX(R) FUND (FDTS)
Actual                                               $1,000.00           $1,207.20            0.80%               $4.45
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

FIRST TRUST EMERGING MARKETS SMALL CAP
   ALPHADEX(R) FUND (FEMS)
Actual                                               $1,000.00           $1,056.20            0.80%               $4.15
Hypothetical (5% return before expenses)             $1,000.00           $1,021.17            0.80%               $4.08

-------------------
(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (July 1, 2013 through December 31, 2013), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 100.0%
               AUSTRALIA - 22.9%
        39,220 Ansell Ltd.                      $    723,854
        70,233 Asciano Ltd.                          361,216
       174,983 Aurizon Holdings Ltd.                 762,462
        42,652 Boral Ltd.                            181,660
        35,761 carsales.com Ltd.                     325,377
       186,119 Challenger Resorts Ltd.             1,030,351
        39,498 Crown Resorts Ltd.                    594,262
       611,136 Dexus Property Group                  548,412
        21,194 Flight Centre Ltd.                    899,842
       215,506 Fortescue Metals Group Ltd.         1,119,915
        58,831 GPT Group                             178,603
        16,577 GrainCorp Ltd.                        125,814
        64,381 Harvey Norman Holdings Ltd.           181,655
       228,324 Incitec Pivot Ltd.                    546,373
        31,906 Leighton Holdings Ltd.                458,956
        40,301 Lend Lease Group                      400,870
         4,053 Macquarie Group Ltd.                  198,932
         5,965 National Australia Bank Ltd.          185,510
        29,040 Origin Energy Ltd.                    364,832
       138,800 Qantas Airways Ltd. (b)               135,708
        27,088 REA Group Ltd.                        913,296
        27,153 Santos Ltd.                           354,703
        68,933 Seek Ltd.                             825,389
         4,295 Sydney Airport                         14,573
       188,692 TPG Telecom Ltd.                      896,330
       137,866 Westfield Retail Trust                365,609
        10,688 Woodside Petroleum Ltd.               371,235
                                                ------------
                                                  13,065,739
                                                ------------
               BERMUDA - 3.5%
       211,831 Kerry Properties Ltd.                 734,851
       246,685 NWS Holdings Ltd.                     376,026
       274,199 Yue Yuen Industrial Holdings
                 Ltd.                                915,847
                                                ------------
                                                   2,026,724
                                                ------------
               CAYMAN ISLANDS - 6.2%
        18,043 Melco Crown Entertainment Ltd.,
                 ADR (b)                             707,646
       230,647 MGM China Holdings Ltd.               986,027
       509,994 SA SA International Holdings
                 Ltd.                                598,500
       155,002 Sands China Ltd.                    1,271,311
                                                ------------
                                                   3,563,484
                                                ------------
               HONG KONG - 24.3%
       122,230 AIA Group Ltd.                        613,176
     2,096,797 Champion REIT                         930,191
        50,461 Cheung Kong Holdings Ltd.             797,167
       109,215 Galaxy Entertainment Group
                 Ltd. (b)                            979,573
       155,056 Henderson Land Development
                 Co., Ltd.                           884,829
       286,005 Hopewell Holdings Ltd.                970,034
       214,699 Hysan Development Co., Ltd.           924,770
       195,199 Link REIT                             949,022
       213,892 Melco International Development
                 Ltd.                                787,514
       509,156 New World Development Co., Ltd.       644,792


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               HONG KONG (CONTINUED)
       649,527 Sino Land Co., Ltd.              $    887,893
       136,374 SJM Holdings Ltd.                     455,500
        55,999 Sun Hung Kai Properties Ltd.          710,612
        47,934 Swire Pacific Ltd.                    563,453
       272,956 Swire Properties Ltd.                 689,932
       146,756 Techtronic Industries Co.             417,313
       110,376 Wharf Holdings Ltd.                   842,663
       180,536 Wheelock & Co., Ltd.                  830,005
                                                ------------
                                                  13,878,439
                                                ------------
               NEW ZEALAND - 0.7%
        24,194 Fletcher Building Ltd.                169,325
        33,070 Ryman Healthcare Ltd.                 213,494
                                                ------------
                                                     382,819
                                                ------------
               SINGAPORE - 7.3%
       497,000 CapitaCommercial Trust                571,061
        84,239 Flextronics International
                 Ltd. (b)                           654,537
       271,000 Keppel Land Ltd.                      717,255
       584,000 Keppel REIT                           548,389
       157,000 Olam International Ltd.               190,970
        23,000 Singapore Airlines Ltd.               189,730
       293,000 Suntec Real Estate Investment
                 Trust                               357,558
       195,000 UOL Group Ltd.                        956,496
                                                ------------
                                                   4,185,996
                                                ------------
               SOUTH KOREA - 35.1%
         6,915 Coway Co., Ltd.                       435,075
         6,363 Daelim Industrial Co., Ltd.           567,355
        29,730 Daewoo Shipbuilding & Marine
                 Engineering Co., Ltd.               985,976
         6,812 Doosan Corp.                          900,435
         3,400 E-Mart Co., Ltd.                      858,578
         7,295 GS Holdings                           396,080
        25,240 Halla Visteon Climate Control
                 Corp.                               926,754
        27,140 Hanwha Corp.                        1,008,090
         1,559 Hyundai Heavy Industries Co.,
                 Ltd.                                379,649
         4,470 Hyundai Hysco Co., Ltd. (c)           175,776
         1,310 Hyundai Mipo Dockyard                 220,950
         2,158 Hyundai Mobis                         600,154
         3,279 Hyundai Motor Co.                     734,812
         7,463 Hyundai Steel Co.                     610,278
        17,290 Industrial Bank of Korea              199,056
         1,821 KCC Corp.                             808,394
        12,602 Kia Motors Corp.                      669,894
         6,850 Korea Electric Power Corp. (b)        225,553
         7,219 Korea Gas Corp.                       455,570
         1,266 Korea Zinc Co., Ltd.                  381,473
        17,170 KT Corp.                              513,302
           667 LG Chem Ltd.                          189,289
         3,108 LG Corp.                              188,480
         7,910 LG Display Co., Ltd. (b)              190,002
        53,440 LG Uplus Corp. (b)                    544,350
         1,080 Lotte Shopping Co., Ltd.              413,436
         1,108 NAVER Corp.                           760,119

                        See Notes to Financial Statements                Page 43

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               SOUTH KOREA (CONTINUED)
           350 Neo Holdings Co., Ltd. (b) (c)              0
         1,288 POSCO                                 398,476
         2,384 Samsung Electro-Mechanics Co.,
                 Ltd.                                164,905
           602 Samsung Electronics Co., Ltd.         782,626
           833 Samsung Fire & Marine
                 Insurance Co., Ltd.                 204,432
        23,920 Samsung Heavy Industries Co.,
                 Ltd.                                862,421
         5,486 Samsung SDI Co., Ltd.                 842,121
         3,578 SK C&C Co., Ltd.                      457,697
         3,181 SK Holdings Co., Ltd.                 575,706
         2,818 SK Innovation Co., Ltd.               377,834
         2,672 SK Telecom Co., Ltd.                  582,328
           413 Young Poong Corp.                     495,827
                                                ------------
                                                  20,083,253
                                                ------------
               TOTAL INVESTMENTS - 100.0%         57,186,454
               (Cost $55,747,626) (d)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.0%                  (19,703)
                                                ------------
               NET ASSETS - 100.0%              $ 57,166,751
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2013, securities noted as such amounted to $175,776 or 0.31% of net assets.

(d) Aggregate cost for federal income tax purposes is $56,174,888. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,379,456 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,367,890.

ADR American Depositary Receipt

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------

Common Stocks:
  Australia              $ 13,065,739   $ 13,065,739  $        --     $  --
  Bermuda                   2,026,724      2,026,724           --        --
  Cayman Islands            3,563,484      3,563,484           --        --
  Hong Kong                13,878,439     13,878,439           --        --
  New Zealand                 382,819        382,819           --        --
  Singapore                 4,185,996      4,185,996           --        --
  South Korea              20,083,253     19,907,477      175,776        --
                         -------------------------------------------------------
Total Investments        $ 57,186,454   $ 57,010,678  $   175,776     $  --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $7,442,380 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange ("NYSE") close on December 31, 2012 exceeding a certain threshold.



    INDUSTRY                                 % OF NET ASSETS
    --------------------------------------------------------
    Real Estate Management & Development             18.5%
    Hotels, Restaurants & Leisure                    11.7
    Real Estate Investment Trusts                     7.8
    Metals & Mining                                   5.6
    Industrial Conglomerates                          5.3
    Machinery                                         4.3
    Diversified Telecommunication Services            3.4
    Oil, Gas & Consumable Fuels                       3.3
    Electronic Equipment, Instruments &
      Components                                      3.2
    Chemicals                                         3.0
    Auto Components                                   2.7
    Automobiles                                       2.5
    Road & Rail                                       2.0
    Internet Software & Services                      1.9
    Food & Staples Retailing                          1.8
    Diversified Financial Services                    1.8
    Construction & Engineering                        1.8
    Textiles, Apparel & Luxury Goods                  1.6
    Media                                             1.6
    Household Durables                                1.5
    Professional Services                             1.4
    Insurance                                         1.4
    Building Products                                 1.4
    Semiconductors & Semiconductor Equipment          1.4
    Health Care Equipment & Supplies                  1.3
    Specialty Retail                                  1.0
    Multiline Retail                                  1.0
    Wireless Telecommunication Services               1.0
    IT Services                                       0.8
    Gas Utilities                                     0.8
    Commercial Banks                                  0.7
    Construction Materials                            0.6
    Airlines                                          0.6
    Electric Utilities                                0.4
    Health Care Providers & Services                  0.4
    Capital Markets                                   0.3
    Food Products                                     0.2
    Transportation Infrastructure                     0.0
    --------------------------------------------------------
    TOTAL INVESTMENTS                               100.0
    NET OTHER ASSETS AND LIABILITIES                 (0.0)*
                                                ------------
    TOTAL                                           100.0%
                                                ============

* Amount is less than 0.1%.

Page 44                 See Notes to Financial Statements

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 99.6%
               AUSTRIA - 2.1%
       122,101 EVN AG                           $  1,937,584
        62,949 OMV AG                              3,012,777
       109,869 Verbund AG                          2,345,042
        25,993 Voestalpine AG                      1,249,047
                                                ------------
                                                   8,544,450
                                                ------------
               BELGIUM - 1.8%
        15,358 Ageas                                 653,912
        70,139 Belgacom S.A.                       2,075,022
        40,181 D'ieteren S.A. N.V.                 2,001,027
        19,744 Delhaize Group S.A.                 1,173,391
        27,931 Elia System Operator S.A. N.V.      1,294,911
                                                ------------
                                                   7,198,263
                                                ------------
               BERMUDA - 0.5%
        59,238 Hiscox Ltd.                           681,762
        27,710 Seadrill Ltd.                       1,131,188
                                                ------------
                                                   1,812,950
                                                ------------
               CAYMAN ISLANDS - 0.2%
        51,553 Phoenix Group Holdings                621,061
                                                ------------
               DENMARK - 2.9%
           321 AP Moller - Maersk A.S.             3,483,629
        45,142 Pandora A.S.                        2,447,420
       220,418 TDC A.S.                            2,138,027
       123,204 Vestas Wind Systems A.S. (b)        3,639,718
                                                ------------
                                                  11,708,794
                                                ------------
               FINLAND - 3.1%
        32,080 Cargotec OYJ                        1,195,548
        82,762 Fortum OYJ                          1,893,420
        41,431 Kesko OYJ                           1,527,510
       140,545 Neste Oil OYJ                       2,778,407
       283,780 Nokia OYJ (b)                       2,272,106
       220,037 Stora Enso OYJ                      2,208,232
        44,906 UPM-Kymmene OYJ                       758,624
                                                ------------
                                                  12,633,847
                                                ------------
               FRANCE - 17.7%
        62,447 Air France-KLM (b)                    651,701
       912,680 Alcatel-Lucent (b)                  4,090,660
        26,853 AXA S.A.                              746,591
        18,385 BNP Paribas S.A.                    1,432,806
         5,937 Bollore S.A.                        3,484,677
        68,133 Bouygues S.A.                       2,570,092
        36,226 Carrefour S.A.                      1,435,778
        18,099 Casino Guichard Perrachon S.A.      2,085,772
         6,348 Christian Dior S.A.                 1,199,470
        12,546 Cie de St-Gobain                      689,950
        22,442 Cie Generale des Etablissements
                 Michelin                          2,384,975
       169,131 Credit Agricole S.A. (b)            2,165,027
        11,326 Eiffage S.A.                          652,072
        98,275 Electricite de France S.A.          3,472,533
        15,261 Euler Hermes S.A.                   2,101,555


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               FRANCE (CONTINUED)
       107,374 Faurecia (b) (c)                 $  4,092,428
        24,742 GDF Suez                              581,872
        17,817 Imerys S.A.                         1,549,331
        33,777 JCDecaux S.A.                       1,392,616
        28,978 Metropole Television S.A.             663,753
        49,564 Orange S.A.                           613,667
       189,113 Peugeot S.A. (b) (c)                2,455,416
       122,948 Plastic Omnium S.A.                 3,433,533
        31,175 Renault S.A.                        2,506,771
        30,293 Safran S.A.                         2,104,958
        62,399 Societe Generale S.A.               3,624,262
        71,457 Societe Television Francaise 1      1,377,230
        38,306 Suez Environnement Co.                686,386
        25,702 Teleperformance                     1,566,193
        22,609 Thales S.A.                         1,455,630
        42,858 Total S.A.                          2,625,478
        36,421 Valeo S.A.                          4,029,894
       109,208 Veolia Environnement S.A.           1,781,065
         8,768 Vicat S.A.                            651,355
        22,945 Wendel S.A.                         3,344,358
        11,729 Zodiac Aerospace (c)                2,077,457
                                                ------------
                                                  71,777,312
                                                ------------
               GERMANY - 11.4%
        11,559 Bayerische Motoren Werke AG         1,355,144
        11,010 Continental AG                      2,414,345
        31,889 Daimler AG                          2,759,404
        95,625 Deutsche Lufthansa AG (b)           2,028,521
        74,940 Deutsche Post AG                    2,732,016
        25,406 Duerr AG                            2,265,177
       104,838 E.ON SE                             1,934,787
        27,640 ElringKlinger AG                    1,124,380
        17,826 Evonik Industries AG (b)              726,623
        77,099 Freenet AG                          2,310,098
         4,095 Generali Deutschland Holding
                 AG                                  633,205
         8,068 HeidelbergCement AG                   612,118
        35,590 Hochtief AG                         3,038,530
       119,909 K+S AG (c)                          3,690,953
        14,631 Krones AG                           1,256,583
        15,687 Metro AG                              759,637
        35,559 Porsche Automobil Holding SE
                 (Preference Shares)               3,701,175
        67,485 Sky Deutschland AG (b)                742,713
        84,385 Suedzucker AG                       2,277,655
       393,774 Telefonica Deutschland
                 Holding AG                        3,250,289
        65,647 United Internet AG                  2,792,403
        13,187 Volkswagen AG (Preference
                 Shares)                           3,703,558
                                                ------------
                                                  46,109,314
                                                ------------
               GREECE - 3.6%
     3,234,691 Alpha Bank AE (b)                   2,807,928
       119,304 Hellenic Telecommunications
                 Organization S.A. (b)             1,587,103
       167,049 OPAP S.A.                           2,222,256


                         See Notes to Financial Statements               Page 45

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               GREECE (CONTINUED)
     1,837,298 Piraeus Bank S.A. (b)            $  3,867,184
       274,380 Public Power Corp. S.A.             4,076,617
                                                ------------
                                                  14,561,088
                                                ------------
               GUERNSEY - 0.7%
       483,474 Resolution Ltd.                     2,834,155
                                                ------------
               IRELAND - 2.2%
     8,753,077 Bank of Ireland (b)                 3,034,485
        45,581 ICON PLC (b)                        1,841,928
        74,551 Kingspan Group PLC                  1,364,046
           405 Perrigo Co PLC                         62,151
       109,869 Smurfit Kappa Group PLC             2,704,016
                                                ------------
                                                   9,006,626
                                                ------------
               ISLE OF MAN (U.K.) - 0.2%
        52,193 Playtech PLC                          636,982
                                                ------------
               ITALY - 7.0%
     2,545,899 A2A S.p.A.                          2,978,785
            84 Atlantia S.p.A.                         1,885
       106,117 Autogrill S.p.A. (b)                  896,349
        81,616 Azimut Holding S.p.A.               2,226,495
       579,864 Enel Green Power S.p.A              1,460,623
       324,541 Enel S.p.A                          1,417,099
       108,460 ENI S.p.A.                          2,609,655
        82,851 Exor S.p.A.                         3,295,108
       312,077 Fiat S.p.A. (b)                     2,552,333
        21,746 GTECH S.p.A                           662,938
     1,249,173 Hera S.p.A.                         2,835,504
       256,726 Mediolanum S.p.A                    2,225,021
       185,615 Parmalat S.p.A                        632,248
       292,569 UniCredit S.p.A.                    2,165,381
       421,855 Unipol Gruppo Finanziario S.p.A.    2,521,023
                                                ------------
                                                  28,480,447
                                                ------------
               JERSEY - 0.4%
       422,126 Regus PLC                           1,518,270
                                                ------------
               LUXEMBOURG - 0.4%
         2,464 Eurofins Scientific                   666,081
        59,839 Subsea 7 S.A.                       1,145,419
                                                ------------
                                                   1,811,500
                                                ------------
               NETHERLANDS - 3.9%
       168,022 Aegon N.V.                          1,586,137
        48,784 Airbus Group N.V.                   3,745,529
        50,961 Fugro N.V., ADR                     3,036,687
         8,783 Heineken N.V.                         593,022
        35,911 Koninklijke Ahold N.V.                644,706
        14,026 Koninklijke Boskalis Westminster
                 N.V.                                741,046
        23,801 Nutreco N.V.                        1,182,351
        33,422 NXP Semiconductor N.V. (b)          1,535,072
        33,100 Randstad Holding N.V.               2,147,007
        31,373 SBM Offshore N.V. (b)                 638,766
                                                ------------
                                                 15,850,323
                                                ------------

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               NORWAY - 4.0%
        56,032 Fred Olsen Energy ASA            $  2,280,893
       251,680 Petroleum Geo-Services ASA          2,964,822
       109,598 Statoil ASA                         2,656,242
       448,987 Storebrand ASA (b)                  2,805,568
        84,524 TGS Nopec Geophysical Co. ASA       2,240,855
        75,292 Yara International ASA              3,239,941
                                                ------------
                                                  16,188,321
                                                ------------
               PORTUGAL - 2.0%
       340,386 EDP - Energias de Portugal S.A.     1,250,279
       855,446 Portucel S.A.                       3,424,596
       137,948 Portugal Telecom SGPS S.A.            599,689
     1,495,234 Sonae                               2,157,786
       104,434 ZON OPTIMUS SGPS S.A.                 775,817
                                                ------------
                                                   8,208,167
                                                ------------
               SPAIN - 7.9%
        32,789 Acciona S.A. (c)                    1,883,928
        39,127 ACS Actividades de Construccion
                 y Servicios S.A.                  1,346,752
        48,313 Atresmedia Corp de Medios de
                 Comunicaion S.A. (b)                798,900
       493,866 Banco de Sabadell S.A.              1,288,164
       115,565 Bankinter S.A.                        792,847
       358,911 EDP Renovaveis S.A.                 1,906,384
        25,385 Enagas S.A.                           663,346
        95,474 Endesa S.A. (b) (c)                 3,060,305
       125,133 Fomento de Construcciones y
                 Contratas S.A. (b)                2,784,453
        89,353 Gas Natural SDG S.A.                2,298,044
        81,781 Grupo Catalana Occidente S.A.       2,927,409
       427,969 Iberdrola S.A.                      2,728,889
       567,719 International Consolidated
                 Airlines Group S.A. (b)           3,773,619
        81,967 Obrascon Huarte Lain S.A.           3,320,277
       100,304 Repsol S.A.                         2,527,944
                                                ------------
                                                  32,101,261
                                                ------------
               SWEDEN - 7.5%
       165,954 Boliden AB                          2,540,198
        77,339 Holmen AB                           2,812,502
       244,223 Hufvudstaden AB                     3,271,191
       100,993 ICA Gruppen AB (b)                  3,156,105
       168,872 Industrivarden AB                   3,211,058
       102,437 Investor AB                         3,524,539
        59,747 Lundbergforetagen AB                2,533,176
        62,665 NCC AB                              2,045,039
       133,512 Ratos AB                            1,207,075
       108,859 Securitas AB                        1,156,823
       124,868 Swedish Orphan Biovitrum AB (b)     1,295,885
       194,436 Tele2 AB                            2,202,269
       162,279 TeliaSonera AB                      1,351,095
                                                ------------
                                                  30,306,955
                                                ------------
               SWITZERLAND - 4.4%
         5,628 Baloise Holding AG                    716,710
           735 Galenica AG                           739,902

Page 46                  See Notes to Financial Statements

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               SWITZERLAND (CONTINUED)
         4,103 Georg Fischer AG                 $  2,886,198
           754 Lindt & Spruengli AG                3,398,727
        92,965 OC Oerlikon Corp. AG                1,391,270
        21,099 Panalpina Welttransport Holding
                 AG                                3,536,013
        14,345 PSP Swiss Property AG               1,214,111
         9,849 Swiss Life Holding AG               2,044,767
        15,026 Swiss Re AG                         1,382,079
        15,974 Vontobel Holding AG                   661,666
                                                ------------
                                                  17,971,443
                                                ------------
               UNITED KINGDOM - 15.7%
        11,950 AstraZeneca PLC                       707,344
        42,340 Berendsen PLC                         656,607
        32,546 BG Group PLC                          699,282
        42,199 BHP Billiton PLC                    1,306,047
       443,459 BP PLC                              3,583,975
       573,321 Capital & Counties Properties
                 PLC                               3,125,395
        18,344 Carnival PLC                          759,722
        81,078 Derwent London PLC                  3,349,815
     3,292,261 Dixons Retail PLC (b)               2,644,678
       112,551 Drax Group PLC                      1,491,962
       666,882 DS Smith PLC                        3,666,353
       224,637 GKN PLC                             1,388,630
       213,809 Great Portland Estates PLC          2,120,801
       973,303 Hays PLC                            2,092,040
       251,681 Inchcape PLC                        2,561,059
       294,344 J Sainsbury PLC                     1,779,079
       228,879 Jazztel PLC (b)                     2,449,365
       298,622 Kingfisher PLC                      1,902,353
       454,041 Ladbrokes PLC                       1,345,094
       783,126 Legal & General Group PLC           2,888,012
     2,610,256 Lloyds Banking Group PLC (b)        3,409,551
       147,299 Mondi PLC                           2,551,401
       388,006 Ocado Group PLC (b)                 2,837,362
       472,045 Premier Oil PLC                     2,451,357
        33,361 Prudential PLC                        740,272
       271,464 Sports Direct International
                 PLC (b)                           3,214,145
       249,842 St. James's Place PLC               3,011,924
     1,001,629 Thomas Cook Group PLC (b)           2,773,259
        35,505 Vedanta Resources PLC                 548,847
       411,563 WM Morrison Supermarkets PLC        1,778,787
                                                ------------
                                                  63,834,518
                                                ------------
               TOTAL COMMON STOCKS               403,716,047
               (Cost $373,798,079)              ------------

               RIGHTS (a) - 0.0%
               ITALY - 0.0%
         1,860 Gemina S.p.A. expiring
                 12/31/49 (b) (d)                          0
                                                ------------
               SPAIN - 0.0%
       100,304 Repsol S.A. expiring 1/9/14 (b)        68,442
                                                ------------
               TOTAL RIGHTS                           68,442
               (Cost $1,846)                    ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               MONEY MARKET FUNDS - 2.8%
    11,266,002 Goldman Sachs Financial Square
                 Treasury Instruments Fund -
                 Institutional Class -
                 0.001% (e) (f)                 $ 11,266,002
                                                ------------
                 (Cost $11,266,002)
                 TOTAL INVESTMENTS - 102.4%      415,050,491
                 (Cost $385,065,927) (g)
                 NET OTHER ASSETS AND
                   LIABILITIES - (2.4)%           (9,569,580)
                                                ------------
                 NET ASSETS - 100.0%            $405,480,911
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $10,726,044 and the total value of the collateral held by the Fund is $11,266,002.

(d) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2013, securities noted as such amounted to $0 or 0.00% of net assets.

(e)   Interest rate shown reflects yield as of December 31, 2013.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $386,491,553. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $31,778,077 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,219,139.

ADR - American Depositary Receipt

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------

Common Stocks*           $403,716,047   $403,716,047  $        --     $   --
Rights*                        68,442         68,442           --**       --
Money Market
  Funds                    11,266,002     11,266,002           --         --
                         -------------------------------------------------------
Total Investments        $415,050,491   $415,050,491  $        --**   $   --
                         =======================================================

*  See Portfolio of Investments for country breakout.

** Investment is valued at $0.


                         See Notes to Financial Statements               Page 47

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

DECEMBER 31, 2013

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $18,348,598 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.

OFFSETTING ASSETS AND LIABILITIES
The Fund's loaned securities were all subject to enforceable Securities Lending Agency Agreements. Securities lent in accordance with a Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENTS
Total gross amount presented in Statements of
  Assets and Liabilities(1)                     $ 10,726,044
Non-cash Collateral(2)                           (10,726,044)
                                                ------------
Net Amount                                      $         --
                                                ============


(1) The amounts presented on the Statement of Assets and Liabilities are not offset and are shown on a gross basis.

(2) At December 31, 2013, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed in the Portfolio of Investments.



    INDUSTRY                                 % OF NET ASSETS
    --------------------------------------------------------
    Insurance                                         7.7%
    Electric Utilities                                6.3
    Commercial Banks                                  6.1
    Oil, Gas & Consumable Fuels                       5.7
    Automobiles                                       4.7
    Auto Components                                   4.6
    Food & Staples Retailing                          4.1
    Construction & Engineering                        4.1
    Diversified Financial Services                    3.9
    Diversified Telecommunication Services            3.5
    Energy Equipment & Services                       3.3
    Paper & Forest Products                           2.9
    Money Market Funds                                2.8
    Multi-Utilities                                   2.7
    Air Freight & Logistics                           2.4
    Aerospace & Defense                               2.3
    Machinery                                         2.2
    Hotels, Restaurants & Leisure                     2.1
    Specialty Retail                                  1.9
    Chemicals                                         1.9
    Real Estate Management & Development              1.9
    Food Products                                     1.8
    Airlines                                          1.6
    Containers & Packaging                            1.6
    Communications Equipment                          1.6
    Professional Services                             1.4
    Media                                             1.4
    Metals & Mining                                   1.4
    Real Estate Investment Trusts                     1.3
    Independent Power Producers & Energy Traders      1.2
    Distributors                                      1.1
    Wireless Telecommunication Services               1.1
    Capital Markets                                   1.0
    Textiles, Apparel & Luxury Goods                  0.9
    Electrical Equipment                              0.9
    Marine                                            0.9
    Commercial Services & Supplies                    0.8
    Gas Utilities                                     0.7
    Internet & Catalog Retail                         0.7
    Construction Materials                            0.7
    Internet Software & Services                      0.7
    Life Sciences Tools & Services                    0.6
    Building Products                                 0.5
    Semiconductors & Semiconductor Equipment          0.4
    Pharmaceuticals                                   0.4
    Biotechnology                                     0.3
    Software                                          0.2
    Beverages                                         0.1
    Transportation Infrastructure                     0.0+
    --------------------------------------------------------
    TOTAL INVESTMENTS                               102.4
    NET OTHER ASSETS AND LIABILITIES                 (2.4)
                                                ------------
    TOTAL                                           100.0%
                                                ============
+  Amount is less than 0.1%.

Page 48                  See Notes to Financial Statements

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

DECEMBER 31, 2013

                                                  % OF TOTAL
    CURRENCY EXPOSURE DIVERSIFICATION            INVESTMENTS
    --------------------------------------------------------
    Euro                                             60.3%
    British Pound Sterling                           17.2
    Swedish Krona                                     7.3
    Norwegian Krone                                   4.5
    Swiss Franc                                       4.3
    US Dollar                                         3.6
    Danish Krone                                      2.8
                                                ------------
    TOTAL                                           100.0%
                                                ============

                         See Notes to Financial Statements               Page 49

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 99.3%
               BRAZIL - 64.3%
         5,779 AES Tiete S.A. (Preference
                 Shares)                        $     46,761
         9,614 Banco do Brasil S.A.                   99,431
         8,121 Banco do Estado do Rio Grande
                 do Sul S.A. (Preference
                 Shares)                              43,372
         8,317 Banco Santander Brasil SA              49,283
        30,909 BR Malls Participacoes S.A.           223,375
        18,922 BR Properties S.A.                    149,178
        35,002 Braskem S.A. (Preference
                 Shares) (b)                         311,558
        11,505 BRF S.A.                              240,170
        10,725 Cia de Gas de Sao Paulo
                 (Preference Shares)                 264,801
        28,710 Cia de Saneamento Basico do
                 Estado de Sao Paulo                 321,995
        42,225 Cia Energetica de Minas Gerais
                 (Preference Shares)                 250,746
        15,762 Cia Energetica de Sao Paulo
                 (Preference Shares)                 149,787
        15,804 Cia Paranaense de Energia
                 (Preference Shares)                 204,513
         6,219 Cielo S.A.                            173,054
        29,673 Cyrela Brazil Realty S.A.
                 Empreendimentos e
                 Participacoes                       181,113
        28,261 Duratex S.A.                          157,521
        10,303 EDP - Energias do Brasil S.A.          49,566
         9,757 Fibria Celulose S.A. (b)              114,350
         7,485 Gerdau S.A. (Preference Shares)        58,186
         6,295 Grendene S.A.                          48,268
        20,848 Hypermarcas S.A.                      155,968
        80,165 JBS S.A.                              297,996
         4,873 M Dias Branco S.A.                    206,549
        11,744 Metalurgica Gerdau S.A.
                 (Preference Shares)                 116,482
        58,064 Oi S.A. (Preference Shares)            88,354
        33,839 Petroleo Brasileiro S.A.
                 (Preference Shares)                 244,980
        22,189 Porto Seguro S.A.                     279,802
        10,108 Telefonica Brasil S.A.
                 (Preference Shares)                 192,070
        48,349 Tim Participacoes S.A.                252,683
         6,820 Ultrapar Participacoes S.A.           161,737
        23,623 Usinas Siderurgicas de Minas
                 Gerais S.A. (Perference
                 Shares) (b)                         142,284
                                                ------------
                                                   5,275,933
                                                ------------

               CHILE - 6.0%
        27,246 Cia General de Electricidad S.A.      147,262
       524,261 Enersis S.A.                          157,143
        13,778 ENTEL Chile S.A.                      187,220
                                                ------------
                                                     491,625
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COLOMBIA - 6.4%
        31,922 Cementos Argos S.A.              $    162,091
         5,435 Corp Financiera Colombiana SA         111,516
        48,588 Ecopetrol S.A.                         93,148
        69,096 Empresa de Energia de Bogota
                 SA ESP                               54,955
         2,791 Grupo de Inversiones
                 Suramericana SA                      48,734
         3,909 Grupo Nutresa SA                       53,551
                                                ------------
                                                     523,995
                                                ------------
               LUXEMBOURG - 4.4%
        11,619 Ternium S.A., ADR                     363,675
                                                ------------
               MEXICO - 16.7%
        83,309 Alfa S.A.B. de C.V., Series A         234,808
       120,260 Compartamos S.A.B. de C.V. (b)        224,650
        53,168 Controladora Comercial
                 Mexicana SAB de C.V.                230,891
        11,005 Grupo Aeroportuario del
                 Pacifico SAB de C.V., Series B       58,487
        36,116 Grupo Bimbo S.A.B. de C.V.,
                 Series A                            111,613
        31,527 Grupo Carso S.A.B. de C.V.,
                 Series A1                           166,394
        37,566 Grupo Mexico SAB de C.V.,
                 Series B                            124,036
        85,070 OHL Mexico S.A.B. de C.V. (b)         216,772
                                                ------------
                                                   1,367,651
                                                ------------
               PERU - 1.5%
        28,093 Grana y Montero SAA                   119,536
                                                ------------
               TOTAL INVESTMENTS - 99.3%           8,142,415
               (Cost $8,633,436) (c)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.7%                   59,604
                                                ------------
               NET ASSETS - 100.0%              $  8,202,019
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $8,785,252. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $637,873 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,280,710.

ADR - American Depositary Receipt

Page 50                  See Notes to Financial Statements

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)

DECEMBER 31, 2013

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*           $  8,142,415   $  8,142,415  $        --     $   --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between levels at December 31, 2013.

* See Portfolio of Investments for country breakout.

    INDUSTRY                                 % OF NET ASSETS
    --------------------------------------------------------
    Food Products                                    11.1%
    Electric Utilities                                9.9
    Metals & Mining                                   9.8
    Oil, Gas & Consumable Fuels                       6.1
    Wireless Telecommunication Services               5.4
    Industrial Conglomerates                          4.9
    Real Estate Management & Development              4.5
    Water Utilities                                   3.9
    Gas Utilities                                     3.9
    Chemicals                                         3.8
    Diversified Telecommunication Services            3.4
    Insurance                                         3.4
    Transportation Infrastructure                     3.4
    Paper & Forest Products                           3.3
    Food & Staples Retailing                          2.8
    Consumer Finance                                  2.7
    Independent Power Producers & Energy Traders      2.4
    Commercial Banks                                  2.3
    Household Durables                                2.2
    IT Services                                       2.1
    Construction Materials                            2.0
    Diversified Financial Services                    2.0
    Personal Products                                 1.9
    Construction & Engineering                        1.5
    Textiles, Apparel & Luxury Goods                  0.6
    --------------------------------------------------------
    TOTAL INVESTMENTS                                99.3
    NET OTHER ASSETS AND LIABILITIES                  0.7
                                                ------------
    TOTAL                                           100.0%
                                                ============


                         See Notes to Financial Statements               Page 51

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.9%
               AEROSPACE & DEFENSE - 2.9%
        20,821 Embraer S.A.                     $    166,709
                                                ------------
               CHEMICALS - 4.0%
        25,928 Braskem S.A. (Preference
                 Shares) (a)                         230,789
                                                ------------
               COMMERCIAL BANKS - 3.2%
         7,719 Banco do Brasil S.A.                   79,832
         5,645 Banco do Estado do Rio Grande
                 do Sul S.A. (Preference
                 Shares)                              30,148
        12,606 Banco Santander Brasil SA              74,698
                                                ------------
                                                     184,678
                                                ------------
               CONTAINERS & PACKAGING - 0.7%
         7,694 Klabin S.A. (Preference Shares)        39,982
                                                ------------
               DIVERSIFIED CONSUMER
                 SERVICES - 4.4%
        26,482 Anhanguera Educacional
                 Participacoes S.A.                  167,249
         5,528 Kroton Educacional S.A.                91,991
                                                ------------
                                                     259,240
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 4.5%
        87,149 Oi S.A. (Preference Shares)           132,612
         6,778 Telefonica Brasil S.A.
                 (Preference Shares)                 128,794
                                                ------------
                                                     261,406
                                                ------------
               ELECTRIC UTILITIES - 7.5%
        28,046 Cia Energetica de Minas Gerais
                 (Preference Shares)                 166,546
        15,427 Cia Paranaense de Energia
                 (Preference Shares)                 199,634
         4,124 CPFL Energia S.A.                      33,370
         7,538 EDP - Energias do Brasil S.A.          36,264
                                                ------------
                                                     435,814
                                                ------------
               FOOD & STAPLES RETAILING - 3.2%
         2,572 Cia Brasileira de Distribuicao
                 Grupo Pao de Acucar
                 (Preference Shares)                 114,370
        11,835 Raia Drogasil S.A.                     74,143
                                                ------------
                                                     188,513
                                                ------------
               FOOD PRODUCTS - 10.3%
         8,814 BRF S.A.                              183,995
        66,002 JBS S.A.                              245,348
         4,091 M Dias Branco S.A.                    173,402
                                                ------------
                                                     602,745
                                                ------------
               GAS UTILITIES - 1.5%
         3,524 Cia de Gas de Sao Paulo
                 (Preference Shares)                  87,008
                                                ------------

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               HOUSEHOLD DURABLES - 1.7%
        16,703 Cyrela Brazil Realty S.A.
                 Empreendimentos e
                 Participacoes                  $    101,949
                                                ------------
               INDEPENDENT POWER PRODUCERS
                 & ENERGY TRADERS - 3.9%
         8,103 AES Tiete S.A. (Preference
                 Shares)                              65,566
        13,052 Cia Energetica de Sao Paulo
                 (Preference Shares)                 124,033
         2,463 Tractebel Energia S.A.                 37,521
                                                ------------
                                                     227,120
                                                ------------
               INSURANCE - 6.6%
        24,263 BB Seguridade Participacoes S.A.      251,963
        10,811 Porto Seguro S.A.                     136,326
                                                ------------
                                                     388,289
                                                ------------
               IT SERVICES - 2.2%
         4,575 Cielo S.A.                            127,307
                                                ------------
               MACHINERY - 3.0%
        26,836 Marcopolo S.A. (Preference
                 Shares)                              58,012
         9,102 WEG S.A.                              120,215
                                                ------------
                                                     178,227
                                                ------------
               METALS & MINING - 8.4%
         4,228 Bradespar S.A. (Preference
                 Shares)                              44,946
        20,319 Gerdau S.A. (Preference Shares)       157,953
        16,024 Metalurgica Gerdau S.A.
                 (Preference Shares)                 158,932
         9,472 Vale S.A. (Preference Shares)         131,406
                                                ------------
                                                     493,237
                                                ------------
               MULTILINE RETAIL - 0.6%
         5,461 Lojas Americanas S.A.
                 (Preference Shares)                  36,411
                                                ------------
               OIL, GAS & CONSUMABLE
                 FUELS - 8.1%
         9,871 Cosan S.A. Industria e Comercio       165,601
        21,114 Petroleo Brasileiro S.A.
                 (Preference Shares)                 152,857
         6,431 Ultrapar Participacoes S.A.           152,512
                                                ------------
                                                     470,970
                                                ------------
               PAPER & FOREST PRODUCTS - 4.0%
        13,324 Duratex S.A.                           74,265
         6,901 Fibria Celulose S.A. (a)               80,879
        20,704 Suzano Papel e Celulose S.A.
                 (Preference Shares)                  81,087
                                                ------------
                                                     236,231
                                                ------------

Page 52                  See Notes to Financial Statements

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 5.7%
        21,373 BR Malls Participacoes S.A.      $    154,460
        22,475 BR Properties S.A.                    177,190
                                                ------------
                                                     331,650
                                                ------------
               ROAD & RAIL - 0.9%
        18,056 All America Latina Logistica
                 S.A.                                 50,205
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 4.8%
        23,691 Alpargatas S.A. (Preference
                 Shares)                             148,618
        16,862 Grendene S.A.                         129,292
                                                ------------
                                                     277,910
                                                ------------
               TRANSPORTATION
                 INFRASTRUCTURE - 1.2%
         4,230 Arteris S.A.                           34,155
         5,454 EcoRodovias Infraestrutura e
                 Logistica S.A.                       34,214
                                                ------------
                                                      68,369
                                                ------------
               WATER UTILITIES - 2.8%
        14,783 Cia de Saneamento Basico do
                 Estado de Sao Paulo                 165,798
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 3.8%
        42,228 Tim Participacoes S.A.                220,694
                                                ------------
               TOTAL INVESTMENTS - 99.9%           5,831,251
               (Cost $6,275,222) (b)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.1%                    4,087
                                                ------------
               NET ASSETS - 100.0%              $  5,835,338
                                                ============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $6,419,782. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $698,539 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,287,070.

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*           $ 5,831,251    $ 5,831,251   $        --     $   --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2013.


    COUNTRY ALLOCATION**                     % OF NET ASSETS
    --------------------------------------------------------
    Brazil                                           99.9%
    Net Other Assets and Liabilities                  0.1
                                                ------------
    TOTAL                                           100.0%
                                                ============

*  See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.

                         See Notes to Financial Statements               Page 53

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 100.0%
               AEROSPACE & DEFENSE - 3.1%
       252,000 AviChina Industry & Technology
                 Co., Ltd., Class H             $    146,891
                                                ------------
               AIRLINES - 2.3%
        84,000 China Eastern Airlines Corp.
                 Ltd., Class H (a)                    31,632
       192,397 China Southern Airlines Co.,
                 Ltd., Class H                        75,179
                                                ------------
                                                     106,811
                                                ------------
               AUTO COMPONENTS - 2.2%
       116,000 Xinyi Glass Holdings Ltd.             102,472
                                                ------------
               AUTOMOBILES - 3.5%
        29,918 Great Wall Motor Co., Ltd.,
                 Class H                             164,747
                                                ------------
               CHEMICALS - 0.6%
        42,000 China BlueChemical Ltd.,
                 Class H                              26,432
                                                ------------
               CONSTRUCTION & ENGINEERING
                 - 1.9%
        33,000 China Communications
                 Construction Co., Ltd.,
                 Class H                              26,598
        34,000 China State Construction
                 International Holdings Ltd.          61,035
                                                ------------
                                                      87,633
                                                ------------
               CONSTRUCTION MATERIALS - 2.3%
       126,166 BBMG Corp., Class H                   109,826
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 2.8%
       122,000 China Communications Services
                 Corp., Ltd.                          75,519
       108,400 China Telecom Corp., Ltd.,
                 Class H                              54,799
                                                ------------
                                                     130,318
                                                ------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS AND COMPONENTS
                 - 1.9%
        18,500 AAC Technologies Holdings, Inc.        89,824
                                                ------------
               FOOD & STAPLES RETAILING - 0.5%
        18,000 Sun Art Retail Group Ltd.              25,302
                                                ------------
               FOOD PRODUCTS - 4.2%
        18,500 Biostime International Holdings
                 Ltd.                                164,618
         7,000 China Mengniu Dairy Co., Ltd.          33,266
                                                ------------
                                                     197,884
                                                ------------
               GAS UTILITIES - 2.3%
        26,000 China Gas Holdings Ltd.                38,224
        20,000 China Resources Gas Group Ltd.         69,252
                                                ------------
                                                     107,476
                                                ------------
               HOUSEHOLD DURABLES - 2.0%
        32,198 Haier Electronics Group Co.,
                 Ltd.                                 93,634
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS - 4.9%
       128,189 Datang International Power
                 Generation Co., Ltd., Class H  $     59,017
       358,000 Huaneng Renewables Corp. Ltd.,
                 Class H                             171,745
                                                ------------
                                                     230,762
                                                ------------
               INDUSTRIAL CONGLOMERATES - 3.1%
        96,475 CITIC Pacific Ltd.                    147,556
                                                ------------
               INTERNET & CATALOG RETAIL
                 - 4.2%
         3,967 Ctrip.com International Ltd.,
                 ADR (a)                             196,843
                                                ------------
               INTERNET SOFTWARE & SERVICES
                 - 5.3%
         1,681 Sohu.com, Inc. (a)                    122,595
         2,000 Tencent Holdings Ltd.                 127,413
                                                ------------
                                                     250,008
                                                ------------
               MACHINERY - 4.3%
        34,000 CIMC Enric Holdings Ltd.               54,808
       158,000 Yangzijiang Shipbuilding
                 Holdings Ltd.                       148,366
                                                ------------
                                                     203,174
                                                ------------
               METALS & MINING - 9.4%
       257,501 China Hongqiao Group Ltd.             177,328
        61,000 Jiangxi Copper Co., Ltd.,
                 Class H                             110,132
       732,400 Zijin Mining Group Co., Ltd.,
                 Class H                             155,844
                                                ------------
                                                     443,304
                                                ------------
               OIL, GAS & CONSUMABLE FUELS
                 - 11.4%
       246,867 China Coal Energy Co., Ltd.,
                 Class H                             138,806
        30,500 China Shenhua Energy Co., Ltd.,
                 Class H                              95,973
        45,666 CNOOC Ltd.                             84,921
        48,000 PetroChina Co., Ltd., Class H          52,554
       181,335 Yanzhou Coal Mining Co., Ltd.,
                 Class H                             165,566
                                                ------------
                                                     537,820
                                                ------------
               PHARMACEUTICALS - 7.8%
        36,000 Guangzhou Baiyunshan
                 Pharmaceutical Holdings Co.,
                 Ltd., Class H (a)                   127,439
       158,000 Sihuan Pharmaceutical Holdings
                 Group Ltd.                          144,057
       120,000 Sino Biopharmaceutical Ltd.            95,328
                                                ------------
                                                     366,824
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 14.4%
        96,000 Agile Property Holdings Ltd.          102,880
        40,667 China Overseas Grand Oceans
                 Group Ltd.                           38,704

Page 54                 See Notes to Financial Statements

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 14.4%
        49,246 Country Garden Holdings Co.,
                 Ltd.                           $     29,658
       280,192 Evergrande Real Estate Group
                 Ltd.                                106,594
        78,000 Franshion Properties China Ltd.        26,958
        15,999 Greentown China Holdings Ltd.          24,429
        53,680 Guangzhou R&F Properties Co.,
                 Ltd., Class H                        78,502
        18,000 Hopson Development Holdings
                 Ltd. (a)                             21,774
        95,332 Sino-Ocean Land Holdings Ltd.          62,331
       162,500 SOHO China Ltd.                       139,149
       204,000 Yuexiu Property Co., Ltd.              50,248
                                                ------------
                                                     681,227
                                                ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 1.8%
     1,059,600 Semiconductor Manufacturing
                 International Corp. (a)              83,354
                                                ------------
               WATER UTILITIES - 3.8%
       288,000 Beijing Enterprises Water Group
                 Ltd.                                180,875
                                                ------------
               TOTAL INVESTMENTS - 100.0%          4,710,997
               (Cost $4,485,287) (b)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.0%                      469
                                                ------------
               NET ASSETS - 100.0%              $  4,711,466
                                                ============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $4,501,512. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $575,992 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $366,507.

ADR - American Depositary Receipt

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*           $ 4,710,997    $ 4,710,997   $        --     $   --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $1,173,997 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.



    COUNTRY ALLOCATION**                     % OF NET ASSETS
    --------------------------------------------------------
    China                                            39.6%
    Cayman Islands                                   33.7
    Bermuda                                          11.6
    Hong Kong                                         9.3
    Singapore                                         3.2
    United States                                     2.6
    --------------------------------------------------------
    TOTAL INVESTMENTS                               100.0
    NET OTHER ASSETS AND LIABILITIES                  0.0+
                                                ------------
    TOTAL                                           100.0%
                                                ============

*  See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.

+  Amount is less than 0.1%.


                         See Notes to Financial Statements               Page 55

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.3%
               AIR FREIGHT & LOGISTICS - 0.3%
        14,200 Yamato Holdings Co., Ltd.        $    286,670
                                                ------------
               AIRLINES - 2.4%
       451,000 ANA Holdings, Inc. (a)                899,345
        31,100 Japan Airlines Co., Ltd.            1,532,703
                                                ------------
                                                   2,432,048
                                                ------------
               AUTO COMPONENTS - 8.5%
        32,100 Aisin Seiki Co., Ltd.               1,301,557
        26,900 Denso Corp.                         1,417,672
        59,000 Koito Manufacturing Co., Ltd.       1,124,423
        57,000 NGK Spark Plug Co., Ltd.            1,347,735
        54,000 NHK Spring Co., Ltd.                  608,147
        80,100 NOK Corp.                           1,308,252
        17,100 Stanley Electric Co., Ltd.            391,006
        13,300 Toyoda Gosei Co., Ltd.                309,041
        44,700 Toyota Boshoku Corp.                  557,318
        39,000 Yokohama Rubber (The) Co., Ltd.       382,556
                                                ------------
                                                   8,747,707
                                                ------------
               AUTOMOBILES - 7.4%
        17,100 Daihatsu Motor Co., Ltd.              289,357
        63,200 Fuji Heavy Industries Ltd.          1,809,401
        91,000 Isuzu Motors Ltd.                     565,132
       402,000 Mazda Motor Corp. (b)               2,076,612
        22,600 Mitsubishi Motors Corp. (a) (b)       242,289
        31,400 Nissan Motor Co., Ltd.                263,580
        40,600 Suzuki Motor Corp.                  1,090,274
        21,700 Toyota Motor Corp.                  1,322,894
                                                ------------
                                                   7,659,539
                                                ------------
               BIOTECHNOLOGY - 0.5%
        27,000 Takara Bio, Inc.                      558,152
                                                ------------
               BUILDING PRODUCTS - 1.7%
       140,000 Asahi Glass Co., Ltd.                 869,433
        56,000 TOTO Ltd.                             886,450
                                                ------------
                                                   1,755,883
                                                ------------
               CAPITAL MARKETS - 3.5%
       145,000 Daiwa Securities Group, Inc.        1,445,732
       170,900 Nomura Holdings, Inc.               1,312,868
        58,100 SBI Holdings, Inc.                    877,210
                                                ------------
                                                   3,635,810
                                                ------------
               CHEMICALS - 4.9%
        15,000 Air Water, Inc.                       202,830
       138,000 Asahi Kasei Corp.                   1,079,783
        81,000 Daicel Corp.                          658,399
        59,300 Hitachi Chemical Co., Ltd.            944,318
        22,500 Kuraray Co., Ltd.                     267,709
        67,500 Mitsubishi Chemical Holdings
                 Corp.                               311,509
        82,000 Nippon Paint Co., Ltd.              1,361,865
         4,700 Nitto Denko Corp.                     197,935
                                                ------------
                                                   5,024,348
                                                ------------

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMERCIAL BANKS - 1.2%
       193,500 Resona Holdings, Inc.            $    984,863
         5,600 Sumitomo Mitsui Financial
                 Group, Inc.                         288,216
                                                ------------
                                                   1,273,079
                                                ------------
               COMPUTERS & PERIPHERALS - 3.2%
       366,000 NEC Corp.                             823,682
        90,900 Seiko Epson Corp.                   2,438,444
                                                ------------
                                                   3,262,126
                                                ------------
               CONSTRUCTION & ENGINEERING
                 - 1.2%
       266,000 Taisei Corp.                        1,207,369
                                                ------------
               CONSTRUCTION MATERIALS - 0.7%
       188,000 Taiheiyo Cement Corp.                 721,223
                                                ------------
               CONSUMER FINANCE - 0.9%
        31,600 Hitachi Capital Corp.                 919,704
                                                ------------
               DIVERSIFIED FINANCIAL SERVICES
                 - 1.7%
        49,000 Japan Exchange Group, Inc.          1,390,760
        67,200 Mitsubishi UFJ Lease & Finance
                 Co., Ltd.                           411,585
                                                ------------
                                                   1,802,345
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 1.6%
        30,900 Nippon Telegraph & Telephone
                 Corp.                             1,660,754
                                                ------------
               ELECTRIC UTILITIES - 3.8%
        22,600 Kansai Electric Power Co.,
                 Inc. (b)                            259,457
        62,900 Kyushu Electric Power Co.,
                 Inc. (b)                            801,555
       125,900 Tohoku Electric Power Co.,
                 Inc. (b)                          1,414,298
       302,000 Tokyo Electric Power Co.,
                 Inc. (b)                          1,482,613
                                                ------------
                                                   3,957,923
                                                ------------
               ELECTRICAL EQUIPMENT - 2.0%
       448,000 Fuji Electric Co., Ltd.             2,093,021
                                                ------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                 - 4.6%
        57,800 FUJIFILM Holdings Corp.             1,636,139
        31,000 Hoya Corp.                            860,146
       264,000 Nippon Electric Glass Co., Ltd.     1,383,800
        18,000 TDK Corp.                             861,457
                                                ------------
                                                   4,741,542
                                                ------------
               FOOD & STAPLES RETAILING - 0.3%
        23,200 Aeon Co., Ltd.                        313,930
                                                ------------
               FOOD PRODUCTS - 1.7%
        40,200 Calbee, Inc.                          975,320
        43,000 Nippon Meat Packers, Inc.             737,423
                                                ------------
                                                   1,712,743
                                                ------------

Page 56                 See Notes to Financial Statements

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               GAS UTILITIES - 0.9%
       225,000 Osaka Gas Co., Ltd.              $    882,395
                                                ------------
               HEALTH CARE TECHNOLOGY - 0.3%
           138 M3, Inc.                              345,295
                                                ------------
               HOUSEHOLD DURABLES - 2.5%
        34,000 Sekisui Chemical Co., Ltd.            416,484
        63,800 Sekisui House Ltd.                    890,571
        75,800 Sony Corp.                          1,314,318
                                                ------------
                                                   2,621,373
                                                ------------
               INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS - 0.5%
        19,000 Electric Power Development Co.,
                 Ltd.                                552,986
                                                ------------
               INSURANCE - 2.5%
        62,400 MS&AD Insurance Group
                 Holdings                          1,672,137
        45,800 T&D Holdings, Inc.                    638,878
         9,400 Tokio Marine Holdings, Inc.           313,750
                                                ------------
                                                   2,624,765
                                                ------------
               INTERNET SOFTWARE & SERVICES
                 - 2.0%
        31,600 Dena Co., Ltd. (a)                    663,747
        82,100 Kakaku.com, Inc.                    1,439,927
                                                ------------
                                                   2,103,674
                                                ------------
               IT SERVICES - 1.2%
        39,600 Nomura Research Institute Ltd.      1,246,548
                                                ------------
               LEISURE EQUIPMENT & PRODUCTS
                 - 1.6%
        76,700 Namco Bandai Holdings, Inc.         1,699,913
                                                ------------
               MACHINERY - 3.9%
       101,000 Hino Motors Ltd.                    1,584,389
       409,000 IHI Corp.                           1,763,232
        59,000 NSK Ltd.                              732,808
                                                ------------
                                                   4,080,429
                                                ------------
               MARINE - 0.7%
       171,000 Mitsui OSK Lines Ltd.                 769,670
                                                ------------
               MEDIA - 0.3%
        14,500 Fuji Media Holdings, Inc.             296,031
                                                ------------
               METALS & MINING - 3.0%
       138,000 Dowa Holdings Co., Ltd.             1,347,109
       138,000 Sumitomo Metal Mining Co.,
                 Ltd.                              1,804,444
                                                ------------
                                                   3,151,553
                                                ------------
               MULTILINE RETAIL - 2.6%
         5,800 Don Quijote Co., Ltd.                 350,831
       188,000 J Front Retailing Co., Ltd.         1,421,023
        91,000 Takashimaya Co., Ltd.                 904,729
                                                ------------
                                                   2,676,583
                                                ------------

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               OFFICE ELECTRONICS - 2.9%
        85,100 Brother Industries Ltd.          $  1,161,226
        18,600 Canon, Inc.                           588,149
       130,000 Konica Minolta, Inc.                1,294,939
                                                ------------
                                                   3,044,314
                                                ------------
               OIL, GAS & CONSUMABLE FUELS
                 - 7.6%
        67,900 Idemitsu Kosan Co., Ltd.            1,542,918
       152,200 Inpex Corp.                         1,948,206
       324,000 JX Holdings, Inc.                   1,664,457
       113,000 Showa Shell Sekiyu K.K.             1,145,988
       167,000 TonenGeneral Sekiyu K.K. (a)        1,530,292
                                                ------------
                                                   7,831,861
                                                ------------
               PHARMACEUTICALS - 1.3%
        49,300 Mitsubishi Tanabe Pharma Corp.        686,296
        30,800 Shionogi & Co., Ltd.                  666,831
                                                ------------
                                                   1,353,127
                                                ------------
               ROAD & RAIL - 2.2%
         8,100 Central Japan Railway Co.             952,217
        30,600 West Japan Railway Co.              1,325,003
                                                ------------
                                                   2,277,220
                                                ------------
               SPECIALTY RETAIL - 1.0%
       310,300 Yamada Denki Co., Ltd.              1,013,609
                                                ------------
               TRADING COMPANIES & DISTRIBUTORS
                  - 7.5%
       108,200 ITOCHU Corp.                        1,334,648
       184,000 Marubeni Corp.                      1,320,900
        90,800 Mitsubishi Corp.                    1,739,090
       125,800 Mitsui & Co., Ltd.                  1,750,043
       126,000 Sumitomo Corp.                      1,580,534
                                                ------------
                                                   7,725,215
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 2.7%
        18,000 KDDI Corp.                          1,105,878
       100,000 NTT DoCoMo, Inc.                    1,638,021
                                                ------------
                                                   2,743,899
                                                ------------
               TOTAL COMMON STOCKS               102,806,376
               (Cost $98,745,599)               ------------

                         See Notes to Financial Statements               Page 57

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               MONEY MARKET FUNDS - 1.4%
     1,460,545 Goldman Sachs Financial Square
                 Treasury Instruments Fund -
                 Institutional Class -
                 0.001% (c) (d)                 $  1,460,545
               (Cost $1,460,545)                ------------

               TOTAL INVESTMENTS - 100.7%        104,266,921
                 (Cost $100,206,144) (e)
               NET OTHER ASSETS AND
                   LIABILITIES - (0.7)%             (716,764)
                                                ------------
               NET ASSETS - 100.0%              $103,550,157
                                                ============

(a) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,389,971 and the total value of the collateral held by the Fund is $1,460,545.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of December 31, 2013.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $100,496,645. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,510,837 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,740,561.

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*           $102,806,376   $102,806,376  $        --     $   --
Money Market
  Funds                     1,460,545      1,460,545           --         --
                         -------------------------------------------------------
Total Investments        $104,266,921   $104,266,921  $        --     $   --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $805,756 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.


    COUNTRY ALLOCATION**                     % OF NET ASSETS
    --------------------------------------------------------
    Japan                                            99.3%
    United States                                     1.4
    --------------------------------------------------------
    TOTAL INVESTMENTS                               100.7
    NET OTHER ASSETS AND LIABILITIES                 (0.7)
                                                ------------
    TOTAL                                           100.0%
                                                ============

*  See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.

OFFSETTING ASSETS AND LIABILITIES
The Fund's loaned securities were all subject to enforceable Securities Lending Agency Agreements. Securities lent in accordance with a Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENTS
Total gross amount presented in Statements of
  Assets and Liabilities(1)                     $  1,389,971
Non-cash Collateral(2)                            (1,389,971)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amounts presented on the Statement of Assets and Liabilities are not offset and are shown on a gross basis.

(2) At December 31, 2013, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed in the Portfolio of Investments.

Page 58                 See Notes to Financial Statements

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 100.0%
               AEROSPACE & DEFENSE - 2.3%
         4,580 Korea Aerospace Industries Ltd.  $    125,854
                                                ------------
               AIR FREIGHT & LOGISTICS - 0.7%
           180 Hyundai Glovis Co., Ltd.               39,399
                                                ------------
               AUTO COMPONENTS - 5.8%
         4,820 Halla Visteon Climate Control
                 Corp.                               176,979
           256 Hyundai Mobis                          71,195
           411 Hyundai Wia Corp.                      73,995
                                                ------------
                                                     322,169
                                                ------------
               AUTOMOBILES - 4.1%
           619 Hyundai Motor Co.                     138,716
         1,687 Kia Motors Corp.                       89,677
                                                ------------
                                                     228,393
                                                ------------
               BUILDING PRODUCTS - 4.2%
           532 KCC Corp.                             236,170
                                                ------------
               CHEMICALS - 2.6%
           138 LG Chem Ltd.                           39,164
           488 Lotte Chemical Corp.                  107,278
                                                ------------
                                                     146,442
                                                ------------
               COMMERCIAL BANKS - 6.6%
         3,148 Hana Financial Group, Inc.            130,949
         9,570 Industrial Bank of Korea              110,177
         1,020 KB Financial Group, Inc.               40,835
         6,620 Woori Finance Holdings Co., Ltd.       83,428
                                                ------------
                                                     365,389
                                                ------------
               CONSTRUCTION & ENGINEERING
                 - 3.6%
         1,609 Daelim Industrial Co., Ltd.           143,466
         1,640 Doosan Heavy Industries &
                 Construction Co., Ltd.               55,011
                                                ------------
                                                     198,477
                                                ------------
               CONSUMER FINANCE - 2.3%
         3,590 Samsung Card Co., Ltd.                127,224
                                                ------------
               DIVERSIFIED FINANCIAL SERVICES
                 - 0.0%
           196 Neo Holdings Co., Ltd. (a) (b)              0
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 5.3%
         9,736 KT Corp., ADR                         144,774
        14,606 LG Uplus Corp. (b)                    148,780
                                                ------------
                                                     293,554
                                                ------------
               ELECTRIC UTILITIES - 1.6%
         2,636 Korea Electric Power Corp. (b)         86,797
                                                ------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                 - 4.6%
         2,540 LG Display Co., Ltd. (b)               61,012
         1,279 Samsung SDI Co., Ltd.                 196,331
                                                ------------
                                                     257,343
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               FOOD & STAPLES RETAILING - 0.8%
           174 E-Mart Co., Ltd.                 $     43,939
                                                ------------
               GAS UTILITIES - 3.1%
         2,727 Korea Gas Corp.                       172,093
                                                ------------
               HOTELS, RESTAURANTS & LEISURE
                 - 0.6%
         1,100 Kangwon Land, Inc.                     32,259
                                                ------------
               HOUSEHOLD DURABLES - 3.9%
         2,503 Coway Co., Ltd.                       157,482
           957 LG Electronics, Inc.                   61,754
                                                ------------
                                                     219,236
                                                ------------
               INDUSTRIAL CONGLOMERATES - 5.7%
         1,230 CJ Corp.                              135,779
           550 LG Corp.                               33,354
           824 SK Holdings Co., Ltd.                 149,130
                                                ------------
                                                     318,263
                                                ------------
               INSURANCE - 7.1%
         2,168 Dongbu Insurance Co., Ltd.            115,452
         3,460 Hyundai Marine & Fire
                 Insurance Co., Ltd.                 106,552
           450 Samsung Fire & Marine
                 Insurance Co., Ltd.                 110,437
           647 Samsung Life Insurance Co., Ltd.       63,759
                                                ------------
                                                     396,200
                                                ------------
               INTERNET SOFTWARE & SERVICES
                 - 3.0%
           247 NAVER Corp.                           169,449
                                                ------------
               IT SERVICES - 0.8%
           350 SK C&C Co., Ltd.                       44,772
                                                ------------
               MACHINERY - 3.1%
           571 Hyundai Heavy Industries Co.,
                 Ltd.                                139,050
           970 Samsung Heavy Industries Co.,
                 Ltd.                                 34,973
                                                ------------
                                                     174,023
                                                ------------
               MEDIA - 3.3%
         7,100 Cheil Worldwide, Inc. (b)             185,010
                                                ------------
               METALS & MINING - 11.2%
         1,020 Hyundai Hysco Co., Ltd. (a)            40,110
         2,719 Hyundai Steel Co.                     222,343
           252 Korea Zinc Co., Ltd.                   75,933
           468 POSCO                                 144,788
           118 Young Poong Corp.                     141,665
                                                ------------
                                                     624,839
                                                ------------
               MULTILINE RETAIL - 3.3%
           233 Hyundai Department Store Co.,
                 Ltd.                                 35,545
           393 Lotte Shopping Co., Ltd.              150,445
                                                ------------
                                                     185,990
                                                ------------

                         See Notes to Financial Statements               Page 59

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               OIL, GAS & CONSUMABLE FUELS
                 - 2.0%
         2,038 GS Holdings                      $    110,653
                                                ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 5.1%
           130 Samsung Electronics Co., Ltd.         169,006
         3,360 SK Hynix, Inc. (b)                    117,163
                                                ------------
                                                     286,169
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 3.3%
         7,405 SK Telecom Co., Ltd., ADR             182,311
                                                ------------
               TOTAL INVESTMENTS - 100.0%          5,572,417
               (Cost $4,988,809) (c)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.0%                   (2,043)
                                                ------------
               NET ASSETS - 100.0%              $  5,570,374
                                                ============

(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2013, securities noted as such amounted to $40,110 or 0.72% of net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $5,071,332. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $585,823 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $84,738.

ADR - American Depositary Receipt

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Diversified
      Financial
      Services           $         --*  $         --  $        --*    $   --
   Metals & Mining            624,839        584,729       40,110         --
   Other Industry
      Categories**          4,947,578      4,947,578           --         --
                         -------------------------------------------------------
Total Investments        $  5,572,417   $  5,532,307  $    40,110     $   --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $1,638,522 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.

    COUNTRY ALLOCATION***                    % OF NET ASSETS
    --------------------------------------------------------
    South Korea                                     100.0%
    Net Other Assets and Liabilities                 (0.0)+
                                                ------------
    TOTAL                                           100.0%
                                                ============

*   Investment is valued at zero.

**  See Portfolio of Investments for industry breakout.

*** Portfolio securities are categorized based on their country of incorporation.

+   Amount is less than 0.1%.


Page 60                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 99.9%
               AUSTRALIA - 2.1%
        92,295 Challenger Ltd.                  $    510,943
       505,099 Dexus Property Group                  453,258
        10,510 Flight Centre Travel Group Ltd.       446,227
        35,622 Fortescue Metals Group Ltd.           185,116
        48,623 GPT Group                             147,613
       251,611 Incitec Pivot Ltd.                    602,098
         8,955 REA Group Ltd.                        301,926
        56,972 Westfield Retail Trust                151,085
         8,834 Woodside Petroleum Ltd.               306,838
                                                ------------
                                                   3,105,104
                                                ------------
               AUSTRIA - 0.7%
        10,353 EVN AG                                164,289
        12,809 OMV AG                                613,046
        13,972 Verbund AG                            298,218
                                                ------------
                                                   1,075,553
                                                ------------
               BELGIUM - 0.2%
         5,948 Belgacom S.A.                         175,968
         3,407 D'ieteren S.A. N.V.                   169,670
                                                ------------
                                                     345,638
                                                ------------
               BERMUDA - 1.2%
         2,800 Jardine Matheson Holdings Ltd.        146,468
       177,047 Kerry Properties Ltd.                 614,184
       203,752 NWS Holdings Ltd.                     310,582
       226,735 Yue Yuen Industrial Holdings
                 Ltd.                                757,314
                                                ------------
                                                   1,828,548
                                                ------------
               CANADA - 7.0%
         3,757 Agrium, Inc.                          343,674
        20,718 Athabasca Oil Corp. (b)               126,385
        31,703 Bell Aliant, Inc.                     797,761
        14,115 Boardwalk Real Estate
                 Investment Trust                    795,277
        32,955 Brookfield Office Properties,
                 Inc.                                634,436
        33,395 Calloway Real Estate Investment
                 Trust (c)                           790,980
        20,975 Canfor Corp. (b)                      526,424
        13,496 CGI Group, Inc., Class A (b)          451,539
         2,686 Constellation Software, Inc.          568,909
        28,002 Dundee Real Estate Investment
                 Trust, Class A                      759,725
        28,069 Genworth MI Canada, Inc. (c)          967,915
        10,982 Husky Energy, Inc.                    348,405
        22,570 Lions Gate Entertainment Corp.        714,566
         9,572 Magna International, Inc.             784,863
         7,573 Metro, Inc.                           462,686
        26,488 New Gold, Inc. (b)                    138,643
         3,006 Onex Corp.                            162,291
        20,078 RioCan Real Estate Investment
                 Trust                               468,187
         5,483 Shoppers Drug Mart Corp.              300,358
         1,514 Valeant Pharmaceuticals
                 International, Inc. (b)             177,618
                                                ------------
                                                  10,320,642
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               CAYMAN ISLANDS - 0.1%
       314,007 New World China Land Ltd.        $    152,260
                                                ------------
               DENMARK - 1.6%
            69 AP Moeller - Maersk A.S.              748,817
        11,485 Pandora A.S.                          622,671
        31,334 Vestas Wind Systems A.S. (b)          925,676
                                                ------------
                                                   2,297,164
                                                ------------
               FINLAND - 0.9%
        35,743 Neste Oil OYJ (c)                     706,596
        48,119 Nokia OYJ (b)                         385,268
        18,656 Stora Enso OYJ                        187,227
                                                ------------
                                                   1,279,091
                                                ------------
               FRANCE - 7.5%
       233,148 Alcatel-Lucent (b)                  1,044,976
         1,513 Bollore S.A.                          888,044
         8,666 Bouygues S.A.                         326,896
         1,535 Casino Guichard Perrachon S.A.        176,897
           806 Christian Dior S.A.                   152,296
         2,852 Cie Generale des Etablissements
                 Michelin                            303,090
        14,340 Credit Agricole S.A. (b)              183,565
        24,996 Electricte de France S.A.             883,230
         2,590 Euler Hermes S.A.                     356,663
        27,315 Faurecia (b)                        1,041,078
        38,480 Peugeot S.A. (b) (c)                  499,619
        31,269 Plastic Omnium S.A.                   873,240
         5,950 Renault S.A.                          478,437
         5,134 Safran S.A.                           356,744
        15,868 Societe Generale S.A.                 921,646
         9,085 Societe Television Francaise 1        175,100
         8,174 Total S.A.                            500,739
         7,407 Valeo S.A.                            819,566
         9,258 Veolia Environnement S.A.             150,988
         4,666 Wendel S.A.                           680,095
         1,987 Zodiac Aerospace                      351,940
                                                ------------
                                                  11,164,849
                                                ------------
               GERMANY - 5.1%
         1,865 Continental AG                        408,970
         4,057 Daimler AG                            351,058
         8,108 Deutsche Lufthansa AG (b)             171,997
        14,295 Deutsche Post AG                      521,139
         4,305 Duerr AG                              383,830
        17,777 E.ON SE                               328,075
         9,056 Hochtief AG                           773,165
        30,502 K+S AG (c)                            938,891
         9,046 Porsche Automobil Holding SE
                 (Preference Shares)                 941,557
        16,099 Suedzucker AG                         434,532
       100,156 Telefonica Deutschland
                 Holding AG                          826,708
        12,523 United Internet AG                    532,686
         3,354 Volkswagen AG (Preference
                 Shares)                             941,968
                                                ------------
                                                   7,554,576
                                                ------------

                        See Notes to Financial Statements                Page 61

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               GREECE - 2.0%
       823,116 Alpha Bank AE (b)                $    714,520
        15,179 Hellenic Telecommunications
                 Organization S.A. (b)               201,926
       467,530 Piraeus Bank S.A. (b)                 984,067
        69,822 Public Power Corp. S.A.             1,037,385
                                                ------------
                                                   2,937,898
                                                ------------
               GUERNSEY - 0.4%
        92,229 Resolution Ltd.                       540,652
                                                ------------
               HONG KONG - 6.7%
     1,733,238 Champion REIT (c)                     768,907
        41,670 Cheung Kong Holdings Ltd.             658,290
       200,703 Fosun International Ltd. (c)          198,780
        22,483 Galaxy Entertainment Group
                 Ltd. (b)                            201,655
       128,039 Henderson Land Development
                 Co., Ltd.                           730,656
       236,299 Hopewell Holdings Ltd.                801,447
       177,610 Hysan Development Co., Ltd.           765,017
       161,018 Link REIT                             782,840
        59,180 Melco International
                 Development Ltd.                    217,891
       526,213 New World Development Co., Ltd.       666,393
       537,253 Sino Land Co., Ltd.                   734,416
        57,739 Sun Hung Kai Properties Ltd.          732,692
        53,062 Swire Pacific Ltd.                    623,732
       282,027 Swire Properties Ltd.                 712,860
        91,663 Wharf Holdings Ltd.                   699,799
       148,920 Wheelock & Co., Ltd.                  684,652
                                                ------------
                                                   9,980,027
                                                ------------
               IRELAND - 1.3%
     2,226,332 Bank of Ireland (b)                   771,817
         7,732 ICON PLC (b)                          312,450
           778 Perrigo Co PLC                        119,392
        27,946 Smurfit Kappa Group PLC               687,786
                                                ------------
                                                   1,891,445
                                                ------------
               ITALY - 3.0%
       485,661 A2A S.p.A.                            568,239
        17,996 Autogrill S.p.A. (b)                  152,009
        13,840 Azimut Holding S.p.A.                 377,557
        20,687 ENI S.p.A.                            497,750
        21,075 Exor S.p.A.                           838,184
        59,532 Fiat S.p.A. (b)                       486,885
       238,293 Hera S.p.A.                           540,902
        43,532 Mediolanum S.p.A                      377,288
        24,806 UniCredit S.p.A.                      183,596
        71,532 Unipol Gruppo Finanziario S.p.A.      427,478
                                                ------------
                                                   4,449,888
                                                ------------
               JAPAN - 32.1%
         3,300 ABC-Mart, Inc.                        143,989
        53,000 Amada Co., Ltd.                       466,537
        25,000 Asahi Glass Co., Ltd.                 155,256
        63,000 Asahi Kasei Corp.                     492,945


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               JAPAN (CONTINUED)
         5,500 Calbee, Inc.                     $    133,439
         5,100 Century Tokyo Leasing Corp.           168,047
         3,600 Cosmos Pharmaceutical Corp.           390,048
        16,400 Daihatsu Motor Co., Ltd.              277,512
        14,900 Daikin Industries Ltd.                926,740
        23,300 Dena Co., Ltd. (c)                    489,408
         4,200 Dentsu, Inc.                          171,494
        57,000 DIC Corp.                             173,203
        10,100 Don Quijote Co., Ltd.                 610,930
        47,000 Dowa Holdings Co., Ltd.               458,798
       194,000 Fuji Electric Co., Ltd.               906,353
        22,900 Fuji Heavy Industries Ltd.            655,622
        19,700 FUJIFILM Holdings Corp.               557,646
         7,500 Hikari Tsushin, Inc.                  564,761
        11,000 Hino Motors Ltd.                      172,557
        19,600 Hitachi Chemical Co., Ltd.            312,119
        29,200 Idemitsu Kosan Co., Ltd.              663,523
        38,000 IHI Corp.                             163,821
        40,200 Inpex Corp.                           514,572
        38,800 ITOCHU Corp.                          478,598
        10,500 Japan Airlines Co., Ltd.              517,472
        18,300 JFE Holdings, Inc.                    434,779
        46,300 JTEKT Corp.                           786,981
       122,000 JX Holdings, Inc.                     626,740
       156,000 Kajima Corp.                          585,130
        27,200 Kakaku.com, Inc.                      477,053
       147,000 Kawasaki Heavy Industries Ltd.        615,583
         6,200 KDDI Corp.                            380,913
       341,000 Kobe Steel Ltd. (b)                   582,851
        37,500 Konica Minolta, Inc.                  373,540
        39,700 Kuraray Co., Ltd.                     472,359
           114 M3, Inc.                              285,244
        80,000 Marubeni Corp.                        574,304
       142,000 Mazda Motor Corp. (b)                 733,530
        34,000 Mitsubishi Chemical Holdings
                 Corp.                               156,908
        15,700 Mitsubishi Corp.                      300,702
        57,000 Mitsubishi Gas Chemical Co., Inc.     418,935
        39,000 Mitsubishi Materials Corp.            143,690
        43,600 Mitsui & Co., Ltd.                    606,533
       231,000 Mitsui Chemicals, Inc.                557,155
       175,000 Mitsui OSK Lines Ltd.                 787,674
        12,100 MS&AD Insurance Group
                 Holdings                            324,245
        16,900 Namco Bandai Holdings, Inc.           374,557
        14,000 NGK Spark Plug Co., Ltd.              331,023
        46,400 NHK Spring Co., Ltd.                  522,556
        59,000 Nippon Electric Glass Co., Ltd.       309,258
        30,000 Nippon Paint Co., Ltd.                498,243
        12,200 Nippon Telegraph & Telephone
                 Corp.                               655,702
       250,000 Nippon Yusen K.K.                     797,645
        31,500 Nissan Motor Co., Ltd.                264,419
        27,000 Nissan Shatai Co Ltd                  392,014
        12,300 NKSJ Holdings, Inc.                   341,517
        40,600 NOK Corp.                             663,109
        39,000 NTT DoCoMo, Inc.                      638,828

Page 62                 See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               JAPAN (CONTINUED)
       132,000 Obayashi Corp.                   $    750,812
         4,900 Obic Co., Ltd.                        144,473
       135,000 Oji Holdings Corp.                    690,960
        17,500 Omron Corp.                           771,888
         2,400 Otsuka Corp.                          305,612
         5,500 Otsuka Holdings Co., Ltd.             158,769
        32,800 Panasonic Corp.                       381,229
        31,300 Rakuten, Inc.                         464,849
        33,200 Renesas Electronics Corp. (b)(c)      195,461
        30,900 Resona Holdings, Inc.                 157,273
        61,400 SBI Holdings, Inc.                    927,034
        32,900 SCSK Corp.                            861,317
        48,300 Seiko Epson Corp.                   1,295,675
       162,000 Shimizu Corp.                         816,845
        15,100 Shionogi & Co., Ltd.                  326,921
        70,700 Showa Shell Sekiyu K.K.               717,003
         7,400 Sony Corp.                            128,311
        25,900 Sony Financial Holdings, Inc.         470,730
        16,900 Start Today Co., Ltd.                 419,010
       166,000 Sumitomo Chemical Co., Ltd.           649,435
        47,000 Sumitomo Corp.                        589,564
        32,800 Sumitomo Electric Industries
                 Ltd.                                546,303
        45,000 Sumitomo Metal Mining Co., Ltd.       588,406
         7,000 Sumitomo Realty &
                 Development Co., Ltd.               347,640
         3,200 Sundrug Co., Ltd.                     142,968
       181,000 Taiheiyo Cement Corp.                 694,369
       161,000 Taisei Corp.                          730,776
        34,900 Tokyo Broadcasting System
                 Holdings, Inc.                      432,812
       127,100 Tokyo Electric Power (The) Co.,
                 Inc. (b)                            623,974
        35,000 Tokyo Tatemono Co., Ltd.              388,187
        68,000 TonenGeneral Sekiyu K.K. (c)          623,113
        45,000 TOTO Ltd.                             712,326
        40,300 Toyo Seikan Group Holdings Ltd.       864,473
         6,400 Toyoda Gosei Co., Ltd.                148,711
        20,100 TS Tech Co., Ltd.                     676,617
         3,700 West Japan Railway Co.                160,213
        44,400 Yamaha Corp.                          703,671
         4,300 Yamato Kogyo Co Ltd                   137,195
        34,000 Yaskawa Electric Corp.                536,910
        11,100 Yokogawa Electric Corp.               170,226
        48,000 Yokohama Rubber (The) Co.,
                 Ltd.                                470,838
                                                ------------
                                                  47,502,009
                                                ------------
               JERSEY - 0.1%
        53,682 Regus PLC                             193,079
                                                ------------
               NETHERLANDS - 1.1%
         9,927 Airbus Group N.V.                     762,173
         7,776 Fugro N.V., ADR                       463,360
         3,027 Nutreco N.V.                          150,371
         2,806 Randstad Holding N.V.                 182,009
                                                ------------
                                                   1,557,913
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               NORWAY - 2.0%
         7,128 Fred Olsen Energy ASA            $    290,159
        51,228 Petroleum Geo-Services ASA            603,472
        13,942 Statoil ASA                           337,902
       114,233 Storebrand ASA (b)                    713,803
        16,129 TGS Nopec Geophysical Co.
                 ASA                                 427,603
        15,329 Yara International ASA                659,633
                                                ------------
                                                   3,032,572
                                                ------------
               PORTUGAL - 0.7%
       174,062 Portucel S.A.                         696,820
       253,541 Sonae                                 365,888
                                                ------------
                                                   1,062,708
                                                ------------
               SINGAPORE - 1.8%
       243,000 Blumont Group Ltd. (b)                 16,560
       274,000 CapitaCommercial Trust                314,830
       280,630 Keppel Land Ltd.                      742,743
       484,000 Keppel REIT                           454,487
       242,498 Suntec Real Estate Investment
                 Trust                               295,929
       161,294 UOL Group Ltd.                        791,164
                                                ------------
                                                   2,615,713
                                                ------------
               SOUTH KOREA - 6.3%
         3,506 Daelim Industrial Co., Ltd.           312,612
         4,910 Daewoo Shipbuilding & Marine
                 Engineering Co., Ltd.               162,837
         2,252 Doosan Corp.                          297,678
         6,029 GS Holdings                           327,343
        12,520 Halla Visteon Climate Control
                 Corp.                               459,705
        13,460 Hanwha Corp.                          499,959
         1,784 Hyundai Mobis                         496,142
         2,710 Hyundai Motor Co.                     607,301
         6,169 Hyundai Steel Co.                     504,463
        10,416 Kia Motors Corp.                      553,691
         2,983 Korea Gas Corp.                       188,248
         1,046 Korea Zinc Co., Ltd.                  315,183
        18,920 KT Corp.                              565,619
         6,540 LG Display Co., Ltd. (b)              157,094
           892 Lotte Shopping Co., Ltd.              341,468
         1,064 POSCO                                 329,176
           622 Samsung Electronics Co., Ltd.         808,626
         4,534 Samsung SDI Co., Ltd.                 695,985
         1,753 SK Holdings Co., Ltd.                 317,263
         2,329 SK Innovation Co., Ltd.               312,269
         3,111 SK Telecom Co., Ltd.                  678,003
           341 Young Poong Corp.                     409,387
                                                ------------
                                                   9,340,052
                                                ------------
               SPAIN - 3.5%
         5,559 Acciona S.A. (c)                      319,398
        62,806 Banco de Sabadell S.A.                163,819
        30,431 EDP Renovaveis S.A.                   161,637
        18,211 Endesa S.A. (b) (c)                   583,732
        15,913 Fomento de Construcciones y
                 Contratas S.A. (b)                  354,095

                        See Notes to Financial Statements                Page 63

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               SPAIN (CONTINUED)
         7,575 Gas Natural SDG S.A.             $    194,819
        10,399 Grupo Catalana Occidente S.A.         372,240
       108,855 Iberdrola S.A.                        694,100
       144,401 International Consolidated
                 Airlines Group S.A. (b)             959,831
        20,846 Obrascon Huarte Lain S.A.             844,419
        19,135 Repsol S.A.                           482,256
                                                ------------
                                                   5,130,346
                                                ------------
               SWEDEN - 3.3%
        31,659 Boliden AB                            484,593
        14,750 Holmen AB                             536,397
        37,271 Hufvudstaden AB                       499,218
        20,551 ICA Gruppen AB (b)                    642,234
        42,952 Industrivarden AB                     816,721
        26,058 Investor AB                           896,575
        11,397 Lundbergforetagen AB                  483,214
         5,313 NCC AB                                173,387
        24,726 Tele2 AB                              280,058
                                                ------------
                                                   4,812,397
                                                ------------
               SWITZERLAND - 1.7%
           520 Georg Fischer AG (b)                  365,787
           192 Lindt & Spruengli AG                  865,458
         4,293 Panalpina Welttransport
                 Holding AG                          719,470
         1,671 Swiss Life Holding AG                 346,919
         1,913 Swiss Re AG                           175,956
                                                ------------
                                                   2,473,590
                                                ------------
               UNITED KINGDOM - 7.5%
       112,794 BP PLC                                911,586
       116,658 Capital & Counties Properties
                 PLC                                 635,948
        16,497 Derwent London PLC                    681,589
       837,382 Dixons Retail PLC (b)                 672,670
       135,696 DS Smith PLC                          746,023
        28,568 GKN PLC                               176,598
        18,126 Great Portland Estates PLC            179,794
       165,036 Hays PLC                              354,732
        48,010 Inchcape PLC                          488,541
        24,956 J Sainsbury PLC                       150,840
        58,216 Jazztel PLC (b)                       623,003
       149,391 Legal & General Group PLC             550,924
       663,913 Lloyds Banking Group PLC (b)          867,212
        28,102 Mondi PLC                             486,761
        98,689 Ocado Group PLC (b)                   721,681
        90,048 Premier Oil PLC                       467,625
        55,237 Sports Direct International
                 PLC (b)                             654,008
        63,546 St. James's Place PLC                 766,067
       254,763 Thomas Cook Group PLC (b)             705,375
        69,787 WM Morrison Supermarkets PLC          301,621
                                                ------------
                                                  11,142,598
                                                ------------
               TOTAL COMMON STOCKS               147,786,312
               (Cost $136,870,403)              ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               RIGHTS - 0.0%
               ITALY - 0.0%
         7,654 Gemina S.p.A. expiring
                 12/31/49 (b) (d)               $          0
                                                ------------
               SPAIN - 0.0%
        19,135 Repsol S.A. expiring 1/9/14 (b)        13,057
                                                ------------
               TOTAL RIGHTS                           13,057
               (Cost $642)                      ------------

               MONEY MARKET FUNDS - 2.8%
     4,078,055 Goldman Sachs Financial Square
                 Treasury Instruments Fund -
                 Institutional Class -
                 0.001% (e) (f)                    4,078,055
               (Cost $4,078,055)                ------------

               TOTAL INVESTMENTS - 102.7%        151,877,424
               (Cost $140,949,100) (g)
               NET OTHER ASSETS AND
                 LIABILITIES - (2.7)%             (4,000,839)
                                                ------------
               NET ASSETS - 100.0%              $147,876,585
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,693,591 and the total value of the collateral held by the Fund is $4,078,055.

(d) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2013, securities noted as such amounted to $0 or 0.00% of net assets.

(e)   Interest rate shown reflects yield as of December 31, 2013.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $141,925,272. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $15,904,155 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,952,003.

ADR - American Depositary Receipt

Page 64                  See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2013

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*           $147,786,312   $147,786,312  $        --     $   --
Rights*                        13,057         13,057           --**       --
Money Market
  Funds                     4,078,055      4,078,055           --         --
                         -------------------------------------------------------
Total Investments        $151,877,424   $151,877,424  $        --**   $   --
                         =======================================================

*  See Portfolio of Investments for country breakout.

** Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $30,862,616 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT DECEMBER 31, 2012
Common Stocks                                         $     5
Net Realized Gain (Loss)                                   --
Net Change in Unrealized Appreciation/Depreciation         --
Purchases                                                  --
Sales                                                      (5)
Transfers In                                               --
Transfers Out                                              --
ENDING BALANCE AT DECEMBER 31, 2013
Common Stocks                                              --
                                                      --------
Total Level 3 holdings                                $    --
                                                      ========


OFFSETTING ASSETS AND LIABILITIES
The Fund's loaned securities were all subject to enforceable Securities Lending Agency Agreements. Securities lent in accordance with a Securities Lending Agency Agreement on a gross basis were as follows:



SECURITIES LENDING AGENCY AGREEMENTS
Total gross amount presented in Statements of
   Assets and Liabilities(1)                    $  3,693,591
Non-cash Collateral(2)                            (3,693,591)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amounts presented on the Statement of Assets and Liabilities are not offset and are shown on a gross basis.

(2) At December 31, 2013, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed in the Portfolio of Investments.

    INDUSTRY                                 % OF NET ASSETS
    --------------------------------------------------------
    Real Estate Management & Development              8.0%
    Oil, Gas & Consumable Fuels                       6.1
    Auto Components                                   5.8
    Real Estate Investment Trusts                     4.8
    Automobiles                                       4.6
    Chemicals                                         4.6
    Insurance                                         3.9
    Construction & Engineering                        3.8
    Commercial Banks                                  3.3
    Metals & Mining                                   3.3
    Electric Utilities                                3.1
    Diversified Financial Services                    3.1
    Money Market Funds                                2.8
    Diversified Telecommunication Services            2.6
    Electronic Equipment, Instruments & Components    2.2
    Paper & Forest Products                           2.1
    Machinery                                         2.1
    Food & Staples Retailing                          2.0
    Trading Companies & Distributors                  1.7
    Electrical Equipment                              1.6
    Marine                                            1.6
    Containers & Packaging                            1.5
    Air Freight & Logistics                           1.4
    Specialty Retail                                  1.4
    Wireless Telecommunication Services               1.3
    Industrial Conglomerates                          1.3
    Media                                             1.2
    Building Products                                 1.2
    Energy Equipment & Services                       1.2
    IT Services                                       1.2
    Hotels, Restaurants & Leisure                     1.2
    Airlines                                          1.1
    Internet & Catalog Retail                         1.1
    Multi-Utilities                                   1.1
    Food Products                                     1.1
    Textiles, Apparel & Luxury Goods                  1.0
    Internet Software & Services                      1.0
    Aerospace & Defense                               1.0
    Communications Equipment                          1.0
    Capital Markets                                   0.9

                         See Notes to Financial Statements               Page 65

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

DECEMBER 31, 2013

    INDUSTRY (CONTINUED)                     % OF NET ASSETS
    --------------------------------------------------------
    Computers & Peripherals                           0.9%
    Leisure Equipment & Products                      0.7
    Semiconductors & Semiconductor Equipment          0.7
    Thrifts & Mortgage Finance                        0.7
    Multiline Retail                                  0.6
    Pharmaceuticals                                   0.5
    Construction Materials                            0.5
    Distributors                                      0.4
    Software                                          0.4
    Professional Services                             0.4
    Household Durables                                0.3
    Gas Utilities                                     0.3
    Office Electronics                                0.3
    Life Sciences Tools & Services                    0.2
    Health Care Technology                            0.2
    Commercial Services & Supplies                    0.1
    Independent Power Producers & Energy Traders      0.1
    Road & Rail                                       0.1
    Transportation Infrastructure                     0.0
    --------------------------------------------------------
    TOTAL INVESTMENTS                               102.7
    NET OTHER ASSETS AND LIABILITIES                 (2.7)
                                                ------------
    TOTAL                                           100.0%
                                                ============

                                                  % OF TOTAL
    CURRENCY EXPOSURE DIVERSIFICATION            INVESTMENTS
    --------------------------------------------------------
    Japanese Yen                                     31.3%
    Euro                                             24.8
    British Pound Sterling                            8.0
    Hong Kong Dollar                                  7.8
    Canadian Dollar                                   6.3
    South Korean Won                                  6.2
    US Dollar                                         3.5
    Swedish Krona                                     3.2
    Australian Dollar                                 2.1
    Norwegian Krone                                   2.0
    Singapore Dollar                                  1.7
    Swiss Franc                                       1.6
    Danish Krone                                      1.5
                                                ------------
    TOTAL                                           100.0%
                                                ============

Page 66                 See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 100.1%
               BERMUDA - 3.4%
     6,965,250 Beijing Enterprises Water Group
                 Ltd. (b)                       $  4,374,446
     1,850,282 Haier Electronics Group Co.,
                 Ltd.                              5,380,738
       123,432 VimpelCom Ltd., ADR                 1,597,210
                                                ------------
                                                  11,352,394
                                                ------------
               BRAZIL - 8.9%
       321,240 BR Malls Participacoes S.A.         2,321,561
       181,886 Braskem S.A. (Preference
                 Shares) (c)                       1,618,992
        89,673 BRF S.A.                            1,871,949
        83,604 Cia de Gas de Sao Paulo
                 (Preference Shares)               2,064,187
       223,791 Cia de Saneamento Basico do
                 Estado de Sao Paulo               2,509,912
       548,553 Cia Energetica de Minas Gerais
                 (Preference Shares)               3,257,487
        68,264 Cia Energetica de Sao Paulo
                 (Preference Shares)                 648,714
       102,666 Cia Paranaense de Energia
                 (Preference Shares)               1,328,555
        96,369 Cyrela Brazil Realty S.A.
                 Empreendimentos e
                 Participacoes                       588,201
       833,162 JBS S.A.                            3,097,099
        47,466 M Dias Branco S.A.                  2,011,911
       377,162 Oi S.A. (Preference Shares)           573,916
       351,682 Petroleo Brasileiro S.A.
                 (Preference Shares)               2,546,033
       172,957 Porto Seguro S.A.                   2,180,977
        65,658 Telefonica Brasil S.A.
                 (Preference Shares)               1,247,620
       314,048 Tim Participacoes S.A.              1,641,289
                                                ------------
                                                  29,508,403
                                                ------------
               CAYMAN ISLANDS - 19.9%
     2,634,049 Agile Property Holdings Ltd.        2,822,814
        14,015 Baidu, Inc., ADR (c)                2,492,988
       383,760 Biostime International
                 Holdings Ltd. (b)                 3,414,807
     6,126,090 China Hongqiao Group Ltd.           4,218,733
     5,668,834 Country Garden Holdings Co.,
                 Ltd.                              3,414,035
        62,061 Ctrip.com International Ltd.,
                 ADR (c)                           3,079,467
     5,206,484 Evergrande Real Estate Group
                 Ltd. (b)                          1,980,724
     2,337,773 FIH Mobile Ltd. (c)                 1,257,175
     7,531,816 GCL-Poly Energy Holdings
                 Ltd. (c)                          2,321,427
     5,637,719 Geely Automobile Holdings Ltd.      2,719,145
     1,543,007 Greentown China Holdings Ltd.       2,356,009
       362,574 Himax Technologies, Inc., ADR       5,333,464
     1,128,014 Kingboard Chemical Holdings
                 Ltd.                              2,938,484
     1,222,359 Kingsoft Corp Ltd.                  3,523,171


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               CAYMAN ISLANDS (CONTINUED)
        34,874 Qihoo 360 Technology Co., Ltd.,
                 ADR (c)                        $  2,861,412
     4,215,555 SOHO China Ltd.                     3,609,776
        56,174 SouFun Holdings Ltd., ADR           4,629,299
        41,507 Tencent Holdings Ltd.               2,644,269
       319,396 TPK Holding Co., Ltd.               1,886,144
     3,647,412 Xinyi Glass Holdings Ltd.           3,222,054
        58,049 Xinyi Solar Holdings Ltd. (c)          11,903
        79,391 Youku Tudou, Inc., ADR (c)          2,405,547
     1,840,752 Zhongsheng Group Holdings Ltd.      2,530,521
                                                ------------
                                                  65,673,368
                                                ------------
               CHILE - 0.4%
       117,997 Cia General de Electricidad S.A.      637,761
        44,740 ENTEL Chile S.A.                      607,943
                                                ------------
                                                   1,245,704
                                                ------------
               CHINA - 14.4%
     2,167,142 BBMG Corp., Class H                 1,886,464
       325,183 Byd Co., Ltd., Class H (b) (c)      1,593,562
     4,921,607 China BlueChemical Ltd.,
                 Class H                           3,097,306
     4,847,372 China Coal Energy Co., Ltd.,
                 Class H                           2,725,525
     1,837,352 China Communications
                 Construction Co., Ltd.,
                 Class H                           1,480,914
     1,213,232 China Minsheng Banking Corp.
                 Ltd., Class H                     1,345,550
       867,903 China Oilfield Services Ltd.,
                 Class H                           2,691,806
     3,705,917 China Petroleum & Chemical
                 Corp., Class H                    3,025,219
     3,428,715 China Railway Construction
                 Corp. Ltd., Class H               3,413,549
     6,631,500 China Railway Group Ltd.,
                 Class H                           3,429,364
       714,746 China Shenhua Energy Co., Ltd.,
                 Class H                           2,249,049
       668,755 Great Wall Motor Co., Ltd.,
                 Class H                           3,682,581
     2,006,465 Guangzhou Automobile Group
                 Co., Ltd., Class H                2,191,656
       828,256 Guangzhou Baiyunshan
                 Pharmaceutical Holdings Co.,
                 Ltd., Class H  (c)                2,932,003
     1,391,895 Guangzhou R&F Properties Co.,
                 Ltd., Class H                     2,035,527
     1,107,426 Jiangxi Copper Co., Ltd.,
                 Class H                           1,999,402
     1,971,516 PetroChina Co., Ltd., Class H       2,158,566
     1,603,402 PICC Property & Casualty Co.,
                 Ltd., Class H                     2,377,922
    15,117,752 Zijin Mining Group Co., Ltd.,
                 Class H (b)                       3,216,833
                                                ------------
                                                  47,532,798
                                                ------------
               COLOMBIA - 0.2%
       138,243 Cementos Argos S.A.                   701,959
                                                ------------

                        See Notes to Financial Statements                Page 67

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               CZECH REPUBLIC - 1.1%
       112,326 CEZ AS                           $  2,924,192
        45,726 Telefonica Czech Republic A.S.        679,235
                                                ------------
                                                   3,603,427
                                                ------------
               EGYPT - 2.2%
       393,048 Commercial International Bank
                 Egypt SAE                         1,838,378
     2,276,701 Global Telecom Holding SAE (c)      1,536,684
     1,845,389 Telecom Egypt Co.                   3,850,896
                                                ------------
                                                   7,225,958
                                                ------------
               HONG KONG - 2.9%
       194,682 China Mobile Ltd.                   2,014,783
     1,676,847 CITIC Pacific Ltd. (b)              2,564,694
     1,425,960 CNOOC Ltd.                          2,651,734
     6,616,640 Franshion Properties China Ltd.     2,286,808
                                                ------------
                                                   9,518,019
                                                ------------
               HUNGARY - 0.4%
        20,023 MOL Hungarian Oil and Gas PLC       1,341,328
                                                ------------
               INDONESIA - 0.2%
       515,157 United Tractors Tbk PT                804,271
                                                ------------
               LUXEMBOURG - 1.3%
       121,870 O'Key Group S.A., GDR               1,450,253
        90,576 Ternium S.A., ADR                   2,835,029
                                                ------------
                                                   4,285,282
                                                ------------
               MALAYSIA - 2.5%
     1,837,000 KLCC Property Holdings BHD          3,280,858
     1,244,800 Malaysia Airports Holdings BHD      3,420,302
        81,400 Petronas Dagangan BHD                 781,321
       262,500 Tenaga Nasional BHD                   911,998
                                                ------------
                                                   8,394,479
                                                ------------
               MEXICO - 1.4%
       541,141 Alfa S.A.B. de C.V., Series A       1,525,216
       390,572 Compartamos S.A.B. de C.V.            729,602
       345,357 Controladora Comercial
                 Mexicana SAB de C.V.              1,499,770
       276,280 OHL Mexico S.A.B. de C.V. (c)         704,005
                                                ------------
                                                   4,458,593
                                                ------------
               NETHERLANDS - 0.8%
        59,730 Yandex N.V., Class A (c)            2,577,349
                                                ------------
               PHILIPPINES - 1.1%
     1,343,700 Alliance Global Group, Inc.           781,107
       686,320 DMCI Holdings, Inc.                   865,970
     2,270,200 Puregold Price Club, Inc.           1,938,615
                                                ------------
                                                   3,585,692
                                                ------------
               POLAND - 6.6%
       633,160 Bank Millennium S.A. (c)            1,508,996
       122,357 Grupa Azoty S.A.                    2,531,343
        61,810 Jastrzebska Spolka Weglowa S.A.     1,087,028
        91,783 KGHM Polska Miedz S.A.              3,584,977


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               POLAND (CONTINUED)
         1,050 LPP S.A.                         $  3,128,051
       545,437 Orange Polska S.A.                  1,769,346
       544,123 PGE S.A.                            2,932,200
     1,107,757 Polskie Gornictwo Naftowe i
                 Gazownictwo S.A.                  1,888,399
     2,362,742 Tauron Polska Energia S.A.          3,417,746
                                                ------------
                                                  21,848,086
                                                ------------
               RUSSIA - 8.9%
         1,376 AK Transneft OAO (Preference
                 Shares) (d)                       3,620,372
       652,386 Alrosa AO (d)                         694,218
    47,548,598 E.ON Russia JSC (d)                 3,417,223
   237,641,874 Federal Grid Co. Unified Energy
                 System JSC (c) (d)                  651,614
       814,631 Gazprom OAO (d)                     3,436,504
        57,134 Lukoil OAO (d)                      3,543,625
        14,294 Magnit OJSC (d)                     4,006,196
       462,294 Rostelecom OJSC (d)                 1,554,520
     4,130,677 Surgutneftegas OAO (d)              3,555,992
       551,517 Tatneft OAO (d)                     3,481,712
       276,535 Uralkali OJSC (d)                   1,445,270
                                                ------------
                                                  29,407,246
                                                ------------
               SINGAPORE - 0.9%
     3,307,000 Yangzijiang Shipbuilding
                 Holdings Ltd.                     3,105,349
                                                ------------
               SOUTH AFRICA - 6.1%
        55,534 Aspen Pharmacare Holdings Ltd.      1,422,602
        16,738 Assore Ltd.                           543,482
        28,999 Bidvest Group Ltd.                    741,838
       133,094 Exxaro Resources Ltd.               1,858,241
       475,007 Gold Fields Ltd.                    1,489,321
       299,087 MMI Holdings Ltd.                     721,344
       213,318 Mondi Ltd.                          3,654,266
        23,590 Naspers Ltd.                        2,464,717
     1,496,950 Redefine Properties Ltd.            1,389,923
        60,866 Standard Bank Group Ltd.              750,932
     1,020,639 Steinhoff International Holdings
                 Ltd.                              4,390,986
        98,373 Woolworths Holdings Ltd.              700,052
                                                ------------
                                                  20,127,704
                                                ------------
               TAIWAN - 6.3%
     1,504,567 Advanced Semiconductor
                 Engineering, Inc.                 1,398,376
       182,085 ASUSTeK Computer, Inc.              1,637,351
       547,988 Catcher Technology Co., Ltd.        3,557,826
       558,349 Foxconn Technology Co., Ltd.        1,303,910
       282,476 Hon Hai Precision Industry Co.,
                 Ltd.                                759,184
     3,748,278 Inventec Corp.                      3,313,944
        21,545 Largan Precision Co., Ltd.            878,326
       508,069 Pegatron Corp.                        654,616
     2,489,414 Pou Chen Corp.                      3,721,153
       100,413 President Chain Store Corp.           695,733

Page 68                  See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               TAIWAN (CONTINUED)
     6,779,511 United Microelectronics Corp.    $  2,809,300
                                                ------------
                                                  20,729,719
                                                ------------
               THAILAND - 3.5%
       117,300 Airports of Thailand PCL              565,796
    10,367,800 BTS Group Holdings PCL              2,744,974
       276,000 PTT Exploration and Production
                 Public Co., Ltd.                  1,398,478
       913,500 PTT Global Chemical PCL             2,196,181
       142,600 PTT PCL                             1,241,132
     1,178,900 Thai Oil PCL                        2,018,050
     8,792,100 TMB Bank PCL                          551,179
     2,927,300 True Corp. PCL (c)                    668,130
                                                ------------
                                                  11,383,920
                                                ------------
               TURKEY - 5.4%
       313,424 Anadolu Efes Biracilik Ve Malt
                 Sanayii AS                        3,390,930
     1,611,912 Emlak Konut Gayrimenkul
                 Yatirim Ortakligi AS              1,575,158
     1,222,368 Enka Insaat ve Sanayi AS            3,424,223
     1,145,970 Eregli Demir ve Celik
                 Fabrikalari TAS                   1,375,804
       514,674 TAV Havalimanlari Holding AS        3,700,192
     1,243,086 Turk Ekonomi Bankasi AS (c)         1,272,587
       762,006 Turk Hava Yollari                   2,283,536
       123,258 Turkcell Iletisim Hizmetleri
                 AS (c)                              650,990
                                                ------------
                                                  17,673,420
                                                ------------
               UNITED STATES - 1.0%
        45,994 Sohu.com, Inc. (c)                  3,354,342
                                                ------------
               VIRGIN ISLANDS (BRITISH) - 0.3%
        18,995 Mail.ru Group Ltd., GDR               847,177
                                                ------------
               TOTAL COMMON STOCKS               330,285,987
               (Cost $329,370,383)

               MONEY MARKET FUNDS - 3.8%
    12,638,239 Goldman Sachs Financial Square
                 Treasury Instruments Fund -
                 Institutional Class -
                 0.001% (e) (f)                   12,638,239
               (Cost $12,638,239)               ------------

               TOTAL INVESTMENTS - 103.9%        342,924,226
               (Cost $342,008,622) (g)
               NET OTHER ASSETS AND
                 LIABILITIES - (3.9)%           (12,788,244)
                                                ------------
               NET ASSETS - 100.0%              $330,135,982
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $11,149,060 and the total value of the collateral held by the Fund is $12,638,239.

(c)   Non-income producing security.


(d) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2013, securities noted as such amounted to $29,407,246 or 8.91% of net assets.

(e)   Interest rate shown reflects yield as of December 31, 2013.

(f)   This security serves as collateral for securities on loan.

(g) Aggregate cost for federal income tax purposes is $344,702,849. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,703,915 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $21,482,538.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Bermuda               $ 11,352,394   $ 11,352,394  $        --     $   --
   Brazil                  29,508,403     29,508,403           --         --
   Cayman Islands          65,673,368     65,673,368           --         --
   Chile                    1,245,704      1,245,704           --         --
   China                   47,532,798     47,532,798           --         --
   Colombia                   701,959        701,959           --         --
   Czech Republic           3,603,427      3,603,427           --         --
   Egypt                    7,225,958      7,225,958           --         --
   Hong Kong                9,518,019      9,518,019           --         --
   Hungary                  1,341,328      1,341,328           --         --
   Indonesia                  804,271        804,271           --         --
   Luxembourg               4,285,282      4,285,282           --         --
   Malaysia                 8,394,479      8,394,479           --         --
   Mexico                   4,458,593      4,458,593           --         --
   Netherlands              2,577,349      2,577,349           --         --
   Philippines              3,585,692      3,585,692           --         --
   Poland                  21,848,086     21,848,086           --         --
   Russia                  29,407,246             --   29,407,246         --
   Singapore                3,105,349      3,105,349           --         --
   South Africa            20,127,704     20,127,704           --         --
   Taiwan                  20,729,719     20,729,719           --         --
   Thailand                11,383,920     11,383,920           --         --
   Turkey                  17,673,420     17,673,420           --         --
   United States            3,354,342      3,354,342           --         --
   Virgin Islands
      (British)               847,177        847,177           --         --
                         -------------------------------------------------------
   Total Common
      Stocks              330,285,987    300,878,741   29,407,246         --
   Money Market
      Funds                12,638,239     12,638,239           --         --
                         -------------------------------------------------------
   Total
      Investments        $342,924,226   $313,516,980  $29,407,246     $   --
                         =======================================================

                             See Notes to Financial Statements           Page 69

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

DECEMBER 31, 2013

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $31,248,162 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.

OFFSETTING ASSETS AND LIABILITIES
The Fund's loaned securities were all subject to enforceable Securities Lending Agency Agreements. Securities lent in accordance with a Securities Lending Agency Agreement on a gross basis were as follows:


SECURITIES LENDING AGENCY AGREEMENTS
Total gross amount presented in Statements of
   Assets and Liabilities(1)                    $ 11,149,060
Non-cash Collateral(2)                           (11,149,060)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amounts presented on the Statement of Assets and Liabilities are not offset and are shown on a gross basis.

(2) At December 31, 2013, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed in the Portfolio of Investments.


    INDUSTRY                                 % OF NET ASSETS
    --------------------------------------------------------
    Oil, Gas & Consumable Fuels                      13.2%
    Real Estate Management & Development              6.7
    Internet Software & Services                      6.6
    Metals & Mining                                   6.4
    Electric Utilities                                4.9
    Money Market Funds                                3.8
    Semiconductors & Semiconductor Equipment          3.6
    Chemicals                                         3.3
    Computers & Peripherals                           3.2
    Food Products                                     3.2
    Household Durables                                3.1
    Diversified Telecommunication Services            3.1
    Automobiles                                       3.1
    Industrial Conglomerates                          3.0
    Food & Staples Retailing                          2.9
    Transportation Infrastructure                     2.6
    Construction & Engineering                        2.5
    Wireless Telecommunication Services               2.5
    Electronic Equipment, Instruments &
       Components                                     2.3
    Commercial Banks                                  2.2
    Water Utilities                                   2.1
    Textiles, Apparel & Luxury Goods                  2.1
    Insurance                                         1.6
    Real Estate Investment Trusts (REITs)             1.5
    Pharmaceuticals                                   1.3
    Independent Power Producers & Energy
       Traders                                        1.2
    Machinery                                         1.2
    Paper & Forest Products                           1.1
    Software                                          1.1
    Beverages                                         1.0
    Auto Components                                   1.0
    Internet & Catalog Retail                         0.9
    Road & Rail                                       0.8
    Energy Equipment & Services                       0.8
    Construction Materials                            0.8
    Specialty Retail                                  0.8
    Media                                             0.7
    Airlines                                          0.7
    Gas Utilities                                     0.6
    Consumer Finance                                  0.2
    Multiline Retail                                  0.2
    --------------------------------------------------------
    TOTAL INVESTMENTS                               103.9
    NET OTHER ASSETS AND LIABILITIES                 (3.9)
                                                ------------
    TOTAL                                           100.0%
                                                ============

Page 70                 See Notes to Financial Statements

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 100.1%
               AIR FREIGHT & LOGISTICS - 3.9%
        51,037 Deutsche Post AG                 $  1,860,607
                                                ------------
               AIRLINES - 2.1%
        46,871 Deutsche Lufthansa AG (a)             994,288
                                                ------------
               AUTO COMPONENTS - 5.5%
        11,871 Continental AG                      2,603,151
                                                ------------
               AUTOMOBILES - 15.6%
        10,880 Bayerische Motoren Werke AG         1,275,540
        20,970 Daimler AG                          1,814,566
        20,476 Porsche Automobil Holding SE
                 (Preference Shares)               2,131,254
         7,826 Volkswagen AG (Preference
                 Shares)                           2,197,926
                                                ------------
                                                   7,419,286
                                                ------------
               CHEMICALS - 8.3%
         3,547 BASF SE                               378,121
        17,916 Evonik Industries AG (a)              730,292
        42,890 K+S AG (b)                          1,320,209
        15,797 Lanxess AG                          1,053,455
         4,212 Wacker Chemie AG                      465,758
                                                ------------
                                                   3,947,835
                                                ------------
               CONSTRUCTION & ENGINEERING
                 - 1.7%
         9,703 Hochtief AG                           828,403
                                                ------------

               CONSTRUCTION MATERIALS - 1.5%
         9,430 HeidelbergCement AG                   715,453
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 3.8%
       219,098 Telefonica Deutschland Holding
                 AG                                1,808,479
                                                ------------
               FOOD & STAPLES RETAILING - 1.0%
        10,022 Metro AG                              485,312
                                                ------------
               FOOD PRODUCTS - 2.3%
        40,959 Suedzucker AG                       1,105,534
                                                ------------
               HEALTH CARE EQUIPMENT &
                 SUPPLIES - 1.3%
        19,111 Carl Zeiss Meditec AG                 636,637
                                                ------------
               HEALTH CARE PROVIDERS &
                 SERVICES - 4.7%
        58,354 Celesio AG (b)                      1,846,385
        13,751 Rhoen Klinikum AG                     402,086
                                                ------------
                                                   2,248,471
                                                ------------
               HOTELS, RESTAURANTS & LEISURE
                 - 4.6%
       133,381 TUI AG (a)                          2,197,320
                                                ------------

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               INSURANCE - 6.4%
         6,510 Allianz SE                       $  1,167,389
         7,314 Generali Deutschland Holding
                 AG                                1,130,954
         3,448 Muenchener Rueckversicherungs
                 AG                                  759,658
                                                ------------
                                                   3,058,001
                                                ------------
               INTERNET SOFTWARE & SERVICES
                 - 5.0%
        56,172 United Internet AG                  2,389,368
                                                ------------
               MACHINERY - 2.0%
         2,834 Rational AG                           939,985
                                                ------------
               MEDIA - 8.9%
        14,440 Kabel Deutschland Holding AG        1,871,690
         7,380 ProSiebenSat.1 Media AG               365,496
       182,160 Sky Deutschland AG (a)              2,004,780
                                                ------------
                                                   4,241,966
                                                ------------
               METALS & MINING - 2.3%
        17,735 Aurubis AG                          1,080,833
                                                ------------
               MULTI-UTILITIES - 5.3%
        77,282 E.ON SE                             1,426,240
        29,808 RWE AG                              1,090,988
                                                ------------
                                                   2,517,228
                                                ------------
               PHARMACEUTICALS - 3.2%
         2,971 Bayer AG                              416,690
         4,163 Merck KGaA                            745,947
         7,364 Stada Arzneimittel AG                 363,944
                                                ------------
                                                   1,526,581
                                                ------------
               SOFTWARE - 1.6%
        21,187 Software AG                           740,333
                                                ------------

               TEXTILES, APPAREL & LUXURY
                 GOODS - 3.1%
        11,725 Adidas AG                           1,494,291
                                                ------------
               TRADING COMPANIES &
                 DISTRIBUTORS - 1.6%
         4,180 Brenntag AG                           774,870
                                                ------------
               TRANSPORTATION INFRASTRUCTURE
                 - 0.8%
         5,243 Fraport AG Frankfurt Airport
                 Services Worldwide                  392,304
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 3.6%
        58,077 Freenet AG                          1,740,146
                                                ------------
               TOTAL COMMON STOCKS                47,746,682
               (Cost $42,238,215)

                         See Notes to Financial Statements               Page 71

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MONEY MARKET FUNDS - 3.6%
     1,702,550 Goldman Sachs Financial Square
                 Treasury Instruments Fund -
                 Institutional Class -
                 0.001% (c) (d)                 $  1,702,550
               (Cost $1,702,550)                ------------

               TOTAL INVESTMENTS - 103.7%         49,449,232
               (Cost $43,940,765) (e)
               NET OTHER ASSETS AND
                 LIABILITIES - (3.7%)             (1,746,909)
                                                ------------
               NET ASSETS - 100.0%              $ 47,702,323
                                                ============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,619,491 and the total value of the collateral held by the Fund is $1,702,550.

(c)   Interest rate shown reflects yield as of December 31, 2013.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $44,053,497. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,917,482 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $521,747.

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*           $ 47,746,682   $ 47,746,682  $        --     $   --
Money Market
   Funds                    1,702,550      1,702,550           --         --
                         -------------------------------------------------------
Total Investments        $ 49,449,232   $ 49,449,232  $        --     $   --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $3,445,689 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.


    COUNTRY ALLOCATION**                     % OF NET ASSETS
    --------------------------------------------------------
    Germany                                         100.1%
    United States                                     3.6
    --------------------------------------------------------
    TOTAL INVESTMENTS                               103.7
    NET OTHER ASSETS AND LIABILITIES                 (3.7)
                                                ------------
    TOTAL                                           100.0%
                                                ============

*   See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.

OFFSETTING ASSETS AND LIABILITIES
The Fund's loaned securities were all subject to enforceable Securities Lending Agency Agreements. Securities lent in accordance with a Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENTS
Total gross amount presented in Statements of
   Assets and Liabilities(1)                    $  1,619,491
Non-cash Collateral(2)                            (1,619,491)
                                                ------------
Net Amount                                      $         --
                                                ============

(1) The amounts presented on the Statement of Assets and Liabilities are not offset and are shown on a gross basis.

(2) At December 31, 2013, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed in the Portfolio of Investments.

Page 72                  See Notes to Financial Statements

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.9%
               AUTO COMPONENTS - 4.4%
        41,270 Magna International, Inc.        $  3,383,965
                                                ------------
               CHEMICALS - 4.5%
        20,330 Agrium, Inc.                        1,859,700
        27,431 Methanex Corp.                      1,622,231
                                                ------------
                                                   3,481,931
                                                ------------
               DIVERSIFIED FINANCIAL SERVICES
                 - 0.9%
        12,948 Onex Corp.                            699,052
                                                ------------
               ENERGY EQUIPMENT & SERVICES
                 - 3.1%
       151,815 Ensign Energy Services, Inc.        2,391,024
                                                ------------
               FOOD & STAPLES RETAILING - 15.9%
        49,510 Alimentation Couche Tard, Inc.,
                 Class B                           3,723,096
        38,416 Empire Co., Ltd., Class A           2,624,837
        29,517 George Weston Ltd.                  2,153,512
        38,984 Loblaw Cos Ltd.                     1,555,323
        26,301 Metro, Inc.                         1,606,905
        12,734 Shoppers Drug Mart Corp.              697,568
                                                ------------
                                                  12,361,241
                                                ------------
               INSURANCE - 8.6%
         3,893 E-L Financial Corp. Ltd. (a)        2,638,701
        29,706 Industrial Alliance Insurance &
                 Financial Services, Inc.          1,312,965
        21,895 Power Corp. of Canada                 658,550
        60,617 Power Financial Corp.               2,054,330
                                                ------------
                                                   6,664,546
                                                ------------
               IT SERVICES - 3.5%
        80,245 CGI Group, Inc., Class A (b)        2,684,780
                                                ------------
               MEDIA - 6.0%
       106,607 Lions Gate Entertainment Corp.      3,375,178
        53,060 Quebecor, Inc., Class B             1,320,693
                                                ------------
                                                   4,695,871
                                                ------------
               METALS & MINING - 7.1%
       198,040 First Quantum Minerals Ltd.         3,568,356
        23,655 Goldcorp, Inc.                        513,072
        54,996 Teck Resources Ltd., Class B        1,431,527
                                                ------------
                                                   5,512,955
                                                ------------
               MULTILINE RETAIL - 2.8%
        15,607 Canadian Tire Corp. Ltd.,
                 Class A                           1,461,746
         8,394 Dollarama, Inc.                       697,044
                                                ------------
                                                   2,158,790
                                                ------------
               OIL, GAS & CONSUMABLE FUELS
                 - 13.7%
       379,653 Athabasca Oil Corp. (b)             2,315,982
        41,678 Canadian Natural Resources Ltd.     1,410,127
        66,154 Husky Energy, Inc.                  2,098,743
        15,390 Imperial Oil Ltd.                     681,521


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS
                 (CONTINUED)
       133,814 Pacific Rubiales Energy Corp.    $  2,310,331
        55,666 Penn West Petroleum Ltd.              464,822
        39,863 Suncor Energy, Inc.                 1,397,503
                                                ------------
                                                  10,679,029
                                                ------------
               PHARMACEUTICALS - 4.1%
        27,256 Valeant Pharmaceuticals
                 International, Inc. (b)           3,197,593
                                                ------------
               REAL ESTATE INVESTMENT TRUSTS
                 - 15.2%
        53,001 Boardwalk Real Estate
                 Investment Trust                  2,986,218
       120,165 Calloway Real Estate Investment
                 Trust                             2,846,177
       118,596 Cominar Real Estate Investment
                 Trust                             2,058,753
        37,860 Dundee Real Estate Investment
                 Trust, Class A                    1,027,183
       122,256 RioCan Real Estate Investment
                 Trust                             2,850,817
                                                ------------
                                                  11,769,148
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 2.6%
       105,984 Brookfield Office Properties,
                 Inc.                              2,040,360
                                                ------------
               SOFTWARE - 6.5%
        12,784 Constellation Software, Inc.        2,707,717
        25,781 Open Text Corp.                     2,371,439
                                                ------------
                                                   5,079,156
                                                ------------
               TEXTILES, APPAREL & LUXURY GOODS
                 - 1.0%
        14,487 Gildan Activewear, Inc.               772,049
                                                ------------
               TOTAL INVESTMENTS - 99.9%          77,571,490
               (Cost $75,259,612) (c)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.1%                   56,128
                                                ------------
               NET ASSETS - 100.0%              $ 77,627,618
                                                ============

(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2013, securities noted as such amounted to $2,638,701 or 3.40% of net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $75,283,935. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,288,269 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,000,714.

                          See Notes to Financial Statements              Page 73

FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)

DECEMBER 31, 2013

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Insurance             $  6,664,546   $  4,025,845  $ 2,638,701     $   --
   Other Industry
      Categories*          70,906,944     70,906,944           --         --
                         -------------------------------------------------------
Total Investments        $ 77,571,490   $ 74,932,789  $ 2,638,701     $   --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. The common stock that transferred from Level 1 to Level 2 did so as a result of a lack of trading volume on the primary exchange.

    COUNTRY ALLOCATION**                     % OF NET ASSETS
    --------------------------------------------------------
    Canada                                           99.9%
    Net Other Assets and Liabilities                  0.1
                                                ------------
    TOTAL                                           100.0%
                                                ============

*   See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.

Page 74                 See Notes to Financial Statements

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.5%
               AIR FREIGHT & LOGISTICS - 0.8%
         2,361 Toll Holdings Ltd.               $     11,974
                                                ------------
               AIRLINES - 1.8%
        27,918 Qantas Airways Ltd. (a)                27,296
                                                ------------
               BEVERAGES - 1.2%
         4,317 Treasury Wine Estates Ltd.             18,579
                                                ------------
               BIOTECHNOLOGY - 2.5%
           612 CSL Ltd.                               37,684
                                                ------------
               CAPITAL MARKETS - 4.0%
         1,218 Macquarie Group Ltd.                   59,783
                                                ------------
               CHEMICALS - 3.5%
        21,963 Incitec Pivot Ltd.                     52,557
                                                ------------
               COMMERCIAL BANKS - 0.9%
           423 National Australia Bank Ltd.           13,155
                                                ------------
               COMMERCIAL SERVICES & SUPPLIES
                 - 2.9%
         5,380 Brambles Ltd.                          43,955
                                                ------------
               CONSTRUCTION & ENGINEERING
                 - 2.3%
         2,439 Leighton Holdings Ltd.                 35,084
                                                ------------
               CONSTRUCTION MATERIALS - 2.1%
         2,676 James Hardie Industries PLC,
                 ADR                                  30,919
                                                ------------
               CONTAINERS & PACKAGING - 4.4%
         6,950 Amcor Ltd.                             65,470
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 5.6%
        17,845 TPG Telecom Ltd.                       84,768
                                                ------------
               ELECTRIC UTILITIES - 3.2%
        42,767 SP AusNet                              47,542
                                                ------------
               ENERGY EQUIPMENT & SERVICES
                 - 1.3%
         1,289 WorleyParsons Ltd.                     19,106
                                                ------------
               FOOD & STAPLES RETAILING - 2.4%
           313 Wesfarmers Ltd.                        12,308
           766 Woolworths Ltd.                        23,152
                                                ------------
                                                      35,460
                                                ------------
               FOOD PRODUCTS - 2.0%
         4,014 GrainCorp Ltd., Class A                30,465
                                                ------------
               HEALTH CARE PROVIDERS & SERVICES
                 - 4.5%
         1,754 Ramsay Health Care Ltd.                67,751
                                                ------------
               HOTELS, RESTAURANTS & LEISURE
                 - 6.3%
         1,037 Crown Ltd.                             15,602
         1,597 Flight Centre Travel Group Ltd.        67,804
         3,963 Tatts Group Ltd.                       10,970
                                                ------------
                                                      94,376
                                                ------------

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               INSURANCE - 6.0%
         4,619 Insurance Australia Group Ltd.   $     24,003
         1,665 QBE Insurance Group Ltd.               17,112
         4,216 Suncorp Group Ltd.                     49,315
                                                ------------
                                                      90,430
                                                ------------
               IT SERVICES - 1.7%
         2,447 Computershare Ltd.                     24,864
                                                ------------
               MEDIA - 3.1%
         1,369 REA Group Ltd.                         46,157
                                                ------------
               METALS & MINING - 13.5%
           400 BHP Billiton Ltd.                      13,569
         8,070 BlueScope Steel Ltd. (a)               41,937
        12,398 Fortescue Metals Group Ltd.            64,428
         5,030 Iluka Resources Ltd.                   38,760
         6,364 Newcrest Mining Ltd.                   44,323
                                                ------------
                                                     203,017
                                                ------------
               OIL, GAS & CONSUMABLE FUELS
                 - 5.9%
           999 Origin Energy Ltd.                     12,550
         2,005 Santos Ltd.                            26,192
         1,435 Woodside Petroleum Ltd.                49,843
                                                ------------
                                                      88,585
                                                ------------
               REAL ESTATE INVESTMENT TRUSTS
                 - 7.1%
        11,421 Commonwealth Property Office
                 Fund                                 12,696
        13,086 GPT Group                              39,727
        20,263 Westfield Retail Trust                 53,736
                                                ------------
                                                     106,159
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 5.0%
         7,523 Lend Lease Group                       74,831
                                                ------------
               ROAD & RAIL - 5.2%
         7,508 Asciano, Ltd.                          38,614
         9,060 Aurizon Holdings Ltd.                  39,478
                                                ------------
                                                      78,092
                                                ------------
               TRANSPORTATION INFRASTRUCTURE
                 - 0.3%
         1,200 Sydney Airport                          4,072
                                                ------------
               TOTAL INVESTMENTS - 99.5%           1,492,131
               (Cost $1,469,226) (b)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.5%                    7,509
                                                ------------
               NET ASSETS - 100.0%              $  1,499,640
                                                ============

                         See Notes to Financial Statements               Page 75

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)

DECEMBER 31, 2013

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $1,471,526. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $257,601 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $236,996.

ADR - American Depositary Receipt

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*           $  1,492,131   $  1,492,131  $        --     $   --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $622,798 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.

    COUNTRY ALLOCATION**                     % OF NET ASSETS
    --------------------------------------------------------
    Australia                                        97.4%
    Ireland                                           2.1
    --------------------------------------------------------
    TOTAL INVESTMENTS                                99.5
    NET OTHER ASSETS AND LIABILITIES                  0.5
                                                ------------
    TOTAL                                           100.0%
                                                ============

*   See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.

Page 76                 See Notes to Financial Statements

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.9%
               AEROSPACE & DEFENSE - 3.4%
        49,554 Cobham PLC                       $    225,252
        25,098 Meggitt PLC                           219,234
        22,907 Rolls-Royce Holdings PLC              483,644
     1,673,388 Rolls-Royce Holdings PLC
                 (Preference Shares) (a) (b)           2,771
                                                ------------
                                                    930,901
                                                ------------
               AIRLINES - 5.3%
        25,054 easyJet PLC                           637,258
       123,040 International Consolidated
                 Airlines Group S.A. (b)             817,845
                                                ------------
                                                   1,455,103
                                                ------------
               AUTO COMPONENTS - 2.4%
       107,767 GKN PLC                               666,179
                                                ------------
               CAPITAL MARKETS - 3.1%
        57,708 3i Group PLC                          368,007
        14,626 Hargreaves Lansdown PLC               327,938
        44,298 Henderson Group PLC                   167,690
                                                ------------
                                                     863,635
                                                ------------
               CHEMICALS - 1.0%
        18,515 Essentra PLC                          263,369
                                                ------------
               COMMERCIAL BANKS - 2.4%
       514,094 Lloyds Banking Group PLC (b)          671,516
                                                ------------
               COMMERCIAL SERVICES & SUPPLIES
                 - 2.3%
        11,865 Aggreko PLC                           335,782
         5,888 Babcock International Group PLC       132,116
        21,067 Serco Group PLC                       174,150
                                                ------------
                                                     642,048
                                                ------------
               CONTAINERS & PACKAGING - 1.1%
        52,498 DS Smith PLC                          288,621
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 1.5%
        42,005 BT Group PLC                          263,904
        28,940 TalkTalk Telecom Group PLC            146,645
                                                ------------
                                                     410,549
                                                ------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                 - 0.5%
         3,400 Spectris PLC                          144,190
                                                ------------
               ENERGY EQUIPMENT & SERVICES
                 - 1.6%
        12,923 AMEC PLC                              232,830
        10,841 Petrofac Ltd.                         219,735
                                                ------------
                                                     452,565
                                                ------------
               FOOD & STAPLES RETAILING - 4.5%
        53,449 Booker Group PLC                      143,827
        91,388 J Sainsbury PLC                       552,369
       124,027 WM Morrison Supermarkets PLC          536,048
                                                ------------
                                                   1,232,244
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES
                 - 1.8%
        35,342 Smith & Nephew PLC               $    503,897
                                                ------------
               HOTELS, RESTAURANTS & LEISURE
                 - 9.9%
        25,138 Greene King PLC                       366,528
       129,946 Ladbrokes PLC                         384,964
       251,123 Thomas Cook Group PLC (b)             695,296
        72,783 TUI Travel PLC                        497,889
         6,375 Whitbread PLC                         395,981
        58,916 William Hill PLC                      392,102
                                                ------------
                                                   2,732,760
                                                ------------
               HOUSEHOLD DURABLES - 4.9%
         9,142 Berkeley Group Holdings PLC           402,084
        21,995 Persimmon PLC (b)                     451,276
       271,291 Taylor Wimpey PLC                     500,907
                                                ------------
                                                   1,354,267
                                                ------------
               INDEPENDENT POWER PRODUCERS
                 & ENERGY TRADERS - 1.6%
        33,446 Drax Group PLC                        443,356
                                                ------------
               INDUSTRIAL CONGLOMERATES - 0.4%
         4,965 Smiths Group PLC                      121,683
                                                ------------
               INSURANCE - 12.7%
        49,535 Amlin PLC                             376,424
        52,035 Catlin Group Ltd.                     500,201
        22,806 Hiscox Ltd.                           262,471
         7,136 Jardine Lloyd Thompson Group
                 PLC                                 120,296
        37,888 Legal & General Group PLC             139,723
       107,815 Old Mutual PLC                        337,612
        24,164 Prudential PLC                        536,193
        45,572 Resolution Ltd.                       267,146
       109,143 RSA Insurance Group PLC               165,192
        48,104 St. James's Place PLC                 579,909
        37,570 Standard Life PLC                     223,722
                                                ------------
                                                   3,508,889
                                                ------------
               INTERNET & CATALOG RETAIL
                 - 2.3%
        87,081 Ocado Group PLC (b)                   636,795
                                                ------------
               INTERNET SOFTWARE & SERVICES
                 - 0.3%
         6,404 Telecity Group PLC                     76,937
                                                ------------
               MACHINERY - 0.4%
         3,019 Weir Group PLC                        106,585
                                                ------------
               METALS & MINING - 6.8%
        40,843 Antofagasta PLC                       557,304
        11,583 BHP Billiton PLC                      358,491
        22,089 Fresnillo PLC                         272,691
         6,359 Randgold Resources Ltd.               399,094
        19,100 Vedanta Resources PLC                 295,253
                                                ------------
                                                   1,882,833
                                                ------------

                          See Notes to Financial Statements              Page 77

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MULTI-UTILITIES - 0.8%
        18,029 Centrica PLC                     $    103,806
         8,705 National Grid PLC                     113,591
                                                ------------
                                                     217,397
                                                ------------
               OIL, GAS & CONSUMABLE FUELS
                 - 8.2%
        17,418 BG Group PLC                          374,242
        71,324 BP PLC                                576,431
        14,156 Genel Energy PLC (b)                  251,998
        97,479 Premier Oil PLC                       506,214
        14,922 Royal Dutch Shell PLC                 563,390
                                                ------------
                                                   2,272,275
                                                ------------
               PAPER & FOREST PRODUCTS - 1.0%
        15,878 Mondi PLC                             275,027
                                                ------------
               PHARMACEUTICALS - 2.7%
        10,424 AstraZeneca PLC                       617,017
         6,829 Hikma Pharmaceuticals PLC             135,815
                                                ------------
                                                     752,832
                                                ------------
               PROFESSIONAL SERVICES - 1.3%
        20,168 Capita PLC                            346,663
                                                ------------
               REAL ESTATE INVESTMENT TRUSTS
                 - 3.9%
        11,294 Derwent London PLC                    466,622
        48,873 Great Portland Estates PLC            484,778
         7,346 Land Securities Group PLC             117,206
                                                ------------
                                                   1,068,606
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 2.0%
        99,297 Capital & Counties Properties
                 PLC                                 541,306
                                                ------------
               SPECIALTY RETAIL - 5.6%
        27,430 Dunelm Group PLC                      408,804
        76,883 Howden Joinery Group PLC              438,980
        58,769 Sports Direct International
                 PLC (b)                             695,828
                                                ------------
                                                   1,543,612
                                                ------------
               TRADING COMPANIES &
                 DISTRIBUTORS - 4.2%
        50,302 Ashtead Group PLC                     633,062
         5,073 Bunzl PLC                             121,809
        13,381 Travis Perkins PLC                    414,803
                                                ------------
                                                   1,169,674
                                                ------------
               TOTAL INVESTMENTS - 99.9%          27,576,314
               (Cost $23,659,646) (c)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.1%                   21,994
                                                ------------
               NET ASSETS - 100.0%              $ 27,598,308
                                                ============

(a) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2013, securities noted as such amounted to $2,771 or 0.01% of net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $23,710,798. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,477,082 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $611,566.

Page 78                  See Notes to Financial Statements

FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

DECEMBER 31, 2013

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Aerospace &
     Defense             $    930,901   $    928,130  $     2,771     $   --
   Other Industry
     Categories*           26,645,413     26,645,413           --         --
                         -------------------------------------------------------
   TOTAL INVESTMENTS     $ 27,576,314   $ 27,573,543  $     2,771     $   --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $4,947,922 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.

    COUNTRY ALLOCATION**                     % OF NET ASSETS
    --------------------------------------------------------
    United Kingdom                                   89.5%
    Jersey                                            3.7
    Spain                                             3.0
    Bermuda                                           2.7
    Guernsey                                          1.0
                                                ------------
    TOTAL INVESTMENTS                                99.9
    NET OTHER ASSETS AND LIABILITIES                  0.1
                                                ------------
    TOTAL                                           100.0%
                                                ============

*   See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.

                         See Notes to Financial Statements               Page 79

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 100.1%
               AUTO COMPONENTS - 3.0%
        18,352 Cheng Shin Rubber Industry Co.,
                 Ltd.                           $     48,030
                                                ------------
               AUTOMOBILES - 2.7%
        23,589 Yulon Motor Co., Ltd.                  42,740
                                                ------------

               CHEMICALS - 1.6%
         6,031 Nan Ya Plastics Corp.                  13,942
         5,213 Taiwan Fertilizer Co., Ltd.            11,807
                                                ------------
                                                      25,749
                                                ------------
               COMMERCIAL BANKS - 2.8%
        21,771 CTBC Financial Holding Co.,
                 Ltd.                                 14,865
        28,595 SinoPac Financial Holdings Co.,
                 Ltd.                                 14,248
        31,140 Taishin Financial Holding Co.,
                 Ltd.                                 15,307
                                                ------------
                                                      44,420
                                                ------------
               COMPUTERS & PERIPHERALS - 25.1%
         5,279 Advantech Co., Ltd.                    36,577
         5,852 ASUSTeK Computer, Inc.                 52,622
        12,097 Catcher Technology Co., Ltd.           78,540
       111,997 Compal Electronics, Inc.               85,867
        21,774 Foxconn Technology Co., Ltd.           50,849
        28,844 LiteOn Technology Corp.                46,261
        38,124 Pegatron Corp.                         49,120
                                                ------------
                                                     399,836
                                                ------------
               CONSTRUCTION MATERIALS - 2.8%
        10,432 Asia Cement Corp.                      13,511
        20,457 Taiwan Cement Corp.                    31,746
                                                ------------
                                                      45,257
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 0.7%
         3,700 Chunghwa Telecom Co., Ltd.             11,558
                                                ------------
               ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                 - 18.5%
       103,880 AU Optronics Corp. (a)                 33,182
         5,530 Delta Electronics, Inc.                31,543
        68,752 FIH Mobile Ltd. (a)                    36,972
        28,052 Hon Hai Precision Industry Co.,
                 Ltd.                                 75,393
       100,984 Innolux Corp. (a)                      38,457
         1,573 Largan Precision Co., Ltd.             64,127
         2,359 TPK Holding Co., Ltd.                  13,931
                                                ------------
                                                     293,605
                                                ------------
               FOOD & STAPLES RETAILING - 3.4%
         7,683 President Chain Store Corp.            53,233
                                                ------------
               FOOD PRODUCTS - 2.3%
        20,551 Uni-President Enterprises Corp.        37,029
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES - 1.7%
        23,763 Far Eastern New Century Corp.    $     27,428
                                                ------------
               INSURANCE - 4.7%
        29,559 Cathay Financial Holding Co.,
                 Ltd.                                 47,854
        76,699 Shin Kong Financial Holding
                 Co., Ltd.                            26,507
                                                ------------
                                                      74,361
                                                ------------
               LEISURE EQUIPMENT & PRODUCTS
                 - 4.0%
         9,161 Giant Manufacturing Co., Ltd.          63,013
                                                ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT - 16.6%
        45,021 Advanced Semiconductor
                 Engineering, Inc.                    41,844
        70,000 Inotera Memories, Inc. (a)             51,672
       121,000 Nanya Technology Corp. (a)             16,280
        12,970 Novatek Microelectronics Corp.         53,092
        20,023 Siliconware Precision
                 Industries Co.                       23,917
         6,801 Taiwan Semiconductor
                 Manufacturing Co., Ltd.              24,075
       130,148 United Microelectronics Corp.          53,931
                                                ------------
                                                     264,811
                                                ------------
               SPECIALTY RETAIL - 4.5%
         5,843 Hotai Motor Co., Ltd.                  72,147
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 5.0%
        53,066 Pou Chen Corp.                         79,323
                                                ------------
               WIRELESS TELECOMMUNICATION
                 SERVICES - 0.7%
         4,689 Far EasTone Telecommunications
                 Co., Ltd.                            10,305
                                                ------------
               TOTAL INVESTMENTS - 100.1%          1,592,845
               (Cost $1,438,759) (b)
               NET OTHER ASSETS AND
                 LIABILITIES - (0.1%)                 (2,007)
                                                ------------
               NET ASSETS - 100.0%              $  1,590,838
                                                ============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $1,440,358. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $232,897 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $80,410.

Page 80                  See Notes to Financial Statements

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

DECEMBER 31, 2013

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks*           $  1,592,845   $  1,592,845  $        --     $   --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $821,909 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.

    COUNTRY ALLOCATION**                     % OF NET ASSETS
    --------------------------------------------------------
    Taiwan                                           96.9%
    Cayman Islands                                    3.2
                                                ------------
    TOTAL INVESTMENTS                               100.1
    NET OTHER ASSETS AND LIABILITIES                 (0.1)
                                                ------------
    TOTAL                                           100.0%
                                                ============

*   See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.

                         See Notes to Financial Statements               Page 81

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 99.6%
               CAPITAL MARKETS - 1.6%
         5,000 Guoco Group Ltd.                 $     61,450
                                                ------------
               COMMUNICATIONS EQUIPMENT - 1.8%
         5,500 VTech Holdings Ltd.                    71,496
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 4.1%
       211,996 Hutchison Telecommunications
                 Hong Kong Holdings Ltd.              80,104
       177,996 PCCW Ltd.                              79,652
                                                ------------
                                                     159,756
                                                ------------
               FOOD & STAPLES RETAILING - 0.7%
         2,700 Dairy Farm International
                 Holdings Ltd.                        25,650
                                                ------------
               GAS UTILITIES - 8.2%
        25,239 ENN Energy Holdings Ltd.              186,990
       111,998 Towngas China Co., Ltd.               129,846
                                                ------------
                                                     316,836
                                                ------------
               HOTELS, RESTAURANTS & LEISURE
                 - 19.5%
        28,069 Galaxy Entertainment Group
                 Ltd. (a)                            251,757
         2,492 Melco Crown Entertainment
                 Ltd., ADR (a)                        97,736
        15,000 Melco International
                 Development Ltd.                     55,228
        52,399 MGM China Holdings Ltd.               224,008
         6,000 Sands China Ltd.                       49,211
        23,000 SJM Holdings Ltd.                      76,822
                                                ------------
                                                     754,762
                                                ------------
               HOUSEHOLD DURABLES - 2.6%
        35,001 Techtronic Industries Co.              99,528
                                                ------------
               INDUSTRIAL CONGLOMERATES - 5.5%
        41,873 Hopewell Holdings Ltd.                142,019
         3,000 Hutchison Whampoa Ltd.                 40,816
        18,642 NWS Holdings Ltd.                      28,417
                                                ------------
                                                     211,252
                                                ------------
               INSURANCE - 3.4%
        26,399 AIA Group Ltd.                        132,432
                                                ------------
               MARINE - 1.1%
         8,500 Orient Overseas International
                 Ltd.                                 42,750
                                                ------------
               METALS & MINING - 2.9%
       113,576 Fosun International Ltd.              112,488
                                                ------------
               REAL ESTATE INVESTMENT TRUSTS
                 - 6.4%
       304,994 Champion REIT                         135,303
        22,928 Link REIT                             111,472
                                                ------------
                                                     246,775
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 33.8%
         3,680 Cheung Kong Holdings Ltd.        $     58,135
        77,998 Chinese Estates Holdings
                 Ltd. (b)                            242,414
        28,999 Great Eagle Holdings Ltd.              99,290
        13,728 Henderson Land Development
                 Co., Ltd.                            78,339
         4,000 Hongkong Land Holdings Ltd.            23,600
        32,193 Hysan Development Co., Ltd.           138,665
        17,000 Kerry Properties Ltd.                  58,974
        71,999 New World China Land Ltd.              34,912
        60,513 New World Development Co.,
                 Ltd.                                 76,633
        79,320 Sino Land Co., Ltd.                   108,429
         6,452 Sun Hung Kai Properties Ltd.           81,874
         2,164 Swire Pacific Ltd.                     25,437
        28,399 Swire Properties Ltd.                  71,782
        13,308 Wharf Holdings Ltd.                   101,600
        22,502 Wheelock & Co., Ltd.                  103,452
                                                ------------
                                                   1,303,536
                                                ------------
               SPECIALTY RETAIL - 6.1%
        37,199 Esprit Holdings Ltd.                   71,958
       139,997 SA SA International Holdings
                 Ltd.                                164,292
                                                ------------
                                                     236,250
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 1.9%
        21,500 Yue Yuen Industrial Holdings
                 Ltd.                                 71,812
                                                ------------
               TOTAL INVESTMENTS - 99.6%           3,846,773
               (Cost $3,522,986) (c)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.4%                   13,552
                                                ------------
               NET ASSETS - 100.0%              $  3,860,325
                                                ============

(a)   Non-income producing security.

(b) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2013, securities noted as such amounted to $242,414 or 6.28% of net assets.

(c) Aggregate cost for federal income tax purposes is $3,527,312. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $497,207 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $177,746.

ADR - American Depositary Receipt

Page 82                  See Notes to Financial Statements

FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)

DECEMBER 31, 2013

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Capital Markets       $     61,450   $     61,450  $        --     $   --
   Communications
     Equipment                 71,496         71,496           --         --
   Diversified
     Telecommunication
     Services                 159,756        159,756           --         --
   Food & Staples
     Retailing                 25,650         25,650           --         --
   Gas Utilities              316,836        316,836           --         --
   Hotels, Restaurants
     & Leisure                754,762        754,762           --         --
   Household Durables          99,528         99,528           --         --
   Industrial
     Conglomerates            211,252        211,252           --         --
   Insurance                  132,432        132,432           --         --
   Marine                      42,750         42,750           --         --
   Metals & Mining            112,488        112,488           --         --
   Real Estate
     Investment Trusts        246,775        246,775           --         --
   Real Estate
     Management &
     Development            1,303,536      1,061,122      242,414         --
   Specialty Retail           236,250        236,250           --         --
   Textiles, Apparel &
     Luxury Goods              71,812         71,812           --         --
                         -------------------------------------------------------
   TOTAL INVESTMENTS     $  3,846,773   $  3,604,359  $   242,414     $   --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $1,117,194 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.

    COUNTRY ALLOCATION*                      % OF NET ASSETS
    --------------------------------------------------------
    Hong Kong                                        53.9%
    Cayman Islands                                   25.0
    Bermuda                                          20.7
                                                ------------
    TOTAL INVESTMENTS                                99.6
    NET OTHER ASSETS AND LIABILITIES                  0.4
                                                ------------
    TOTAL                                           100.0%
                                                ============

* Portfolio securities are categorized based on their country of incorporation.

                         See Notes to Financial Statements               Page 83

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS - 100.1%
               AIR FREIGHT & LOGISTICS - 3.2%
         5,093 Panalpina Welttransport Holding
                 AG                             $    853,543
                                                ------------
               BIOTECHNOLOGY - 2.9%
         9,118 Actelion Ltd.                         770,182
                                                ------------
               CAPITAL MARKETS - 7.6%
        13,809 Credit Suisse Group AG                422,141
        60,162 EFG International AG                  859,891
         2,705 Partners Group Holding AG             721,394
                                                ------------
                                                   2,003,426
                                                ------------
               CHEMICALS - 8.5%
        38,840 Clariant AG                           710,140
         1,237 EMS-Chemie Holding AG                 439,582
           426 Givaudan S.A.                         608,401
           142 Sika AG                               504,772
                                                ------------
                                                   2,262,895
                                                ------------
               COMMERCIAL BANKS - 1.4%
         4,522 Basler Kantonalbank                   366,505
                                                ------------
               CONSTRUCTION MATERIALS - 2.2%
         7,880 Holcim Ltd.                           589,642
                                                ------------
               DIVERSIFIED FINANCIAL SERVICES
                 - 3.3%
        10,973 Pargesa Holding S.A.                  884,433
                                                ------------
               DIVERSIFIED TELECOMMUNICATION
                 SERVICES - 2.5%
         1,256 Swisscom AG                           663,024
                                                ------------
               ELECTRIC UTILITIES - 3.7%
        30,238 BKW AG                                971,155
                                                ------------
               FOOD PRODUCTS - 5.4%
         3,258 Aryzta AG                             249,815
         2,499 Emmi AG                               766,186
            49 Lindt & Spruengli AG                  220,872
         2,792 Nestle S.A.                           204,381
                                                ------------
                                                   1,441,254
                                                ------------
               HEALTH CARE EQUIPMENT &
                 SUPPLIES - 1.8%
        30,081 Nobel Biocare Holding AG              468,725
                                                ------------
               INDUSTRIAL CONGLOMERATES - 3.6%
         6,954 Daetwyler Holding AG                  965,866
                                                ------------
               INSURANCE - 15.8%
         9,415 Baloise Holding AG                  1,198,973
         1,361 Helvetia Holding AG                   682,750
         5,630 Swiss Life Holding AG               1,168,854
        12,301 Swiss Re AG                         1,131,436
                                                ------------
                                                   4,182,013
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               LIFE SCIENCES TOOLS & SERVICES
                 - 4.4%
        12,155 Lonza Group AG                   $  1,152,753
                                                ------------
               MACHINERY - 14.4%
         3,822 Bucher Industries AG                1,109,689
         1,661 Georg Fischer AG                    1,168,407
        77,217 OC Oerlikon Corp., AG               1,155,593
         2,289 Sulzer AG                             369,248
                                                ------------
                                                   3,802,937
                                                ------------
               PHARMACEUTICALS - 5.3%
           583 Galenica AG                           586,889
         2,577 Novartis AG                           205,686
         2,208 Roche Holding AG                      616,819
                                                ------------
                                                   1,409,394
                                                ------------
               PROFESSIONAL SERVICES - 4.5%
         6,424 Adecco S.A.                           508,418
         8,904 DKSH Holding AG                       691,718
                                                ------------
                                                   1,200,136
                                                ------------
               REAL ESTATE MANAGEMENT &
                 DEVELOPMENT - 4.1%
        10,572 PSP Swiss Property AG                 894,777
         2,491 Swiss Prime Site AG                   192,818
                                                ------------
                                                   1,087,595
                                                ------------
               SOFTWARE - 0.8%
         7,488 Temenos Group AG                      211,533
                                                ------------
               TEXTILES, APPAREL & LUXURY
                 GOODS - 3.9%
         8,281 Cie Financiere Richemont S.A.         824,340
           335 Swatch Group AG                       221,381
                                                ------------
                                                   1,045,721
                                                ------------
               TRANSPORTATION INFRASTRUCTURE
                 - 0.8%
           364 Flughafen Zuerich AG                  212,797
                                                ------------
               TOTAL INVESTMENTS - 100.1%         26,545,529
               (Cost $22,275,471) (a)
               NET OTHER ASSETS AND
                 LIABILITIES - (0.1%)               (35,068)
                                                ------------
               NET ASSETS - 100.0%              $ 26,510,461
                                                ============

(a) Aggregate cost for federal income tax purposes is $22,443,121. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,430,651 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $328,243.

Page 84                  See Notes to Financial Statements

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)

DECEMBER 31, 2013

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
COMMON STOCKS*           $ 26,545,529   $ 26,545,529  $        --     $   --
                         =======================================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $4,492,103 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.

    COUNTRY ALLOCATION**                     % OF NET ASSETS
    --------------------------------------------------------
    Switzerland                                     100.1%
                                                ------------
    TOTAL INVESTMENTS                               100.1
    NET OTHER ASSETS AND LIABILITIES                 (0.1)
                                                ------------
    TOTAL                                           100.0%
                                                ============

*   See Portfolio of Investments for industry breakout.

** Portfolio securities are categorized based on their country of incorporation.

                         See Notes to Financial Statements               Page 85

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 99.9%
               AUSTRALIA - 6.5%
         7,378 Aquila Resources Ltd. (b)        $     15,152
         7,802 Arrium Ltd.                            12,191
        10,136 Ausdrill Ltd.                           9,322
         1,448 BC Iron Ltd.                            6,710
         7,130 Beach Energy Ltd.                       9,104
           362 Breville Group Ltd.                     2,886
         1,472 BT Investment Management Ltd.           7,558
         2,572 Cabcharge Australia Ltd.                9,163
         1,278 Cedar Woods Properties Ltd.             8,718
         1,416 Downer EDI Ltd.                         6,145
        18,774 Evolution Mining Ltd.                  10,309
           604 Forge Group Ltd.                          938
           950 G8 Education Ltd.                       2,680
         5,144 Hills Ltd.                              7,992
           606 JB Hi-Fi Ltd.                          11,634
         2,568 MACA Ltd.                               6,031
         5,690 Medusa Mining Ltd. (b)                 10,364
           292 Mineral Resources Ltd.                  3,095
        21,582 Mount Gibson Iron Ltd.                 19,560
         8,752 NRW Holdings Ltd.                      10,706
         8,404 Pacific Brands Ltd.                     4,803
         3,008 PanAust Ltd.                            4,848
         4,432 RCR Tomlinson Ltd.                     14,484
        24,594 Resolute Mining Ltd. (b)               12,188
         1,944 Seven Group Holdings Ltd.              13,938
         1,738 Slater & Gordon Ltd.                    7,511
         9,064 Sundance Energy Australia
                 Ltd. (b)                              8,053
         1,034 Tassal Group Ltd.                       3,047
                                                ------------
                                                     239,130
                                                ------------
               AUSTRIA - 0.5%
            90 RHI AG                                  2,793
           844 Wienerberger AG                        13,381
           184 Zumtobel AG                             2,873
                                                ------------
                                                      19,047
                                                ------------
               BELGIUM - 0.8%
            74 Barco N.V.                              5,772
           116 Cie d'Entreprises CFE                  10,334
           222 KBC Ancora (b)                          8,023
           348 Mobistar S.A.                           6,607
                                                ------------
                                                      30,736
                                                ------------
               BERMUDA - 4.1%
         6,000 APT Satellite Holdings Ltd.             7,134
         4,372 BW Offshore Ltd.                        5,226
           500 China Yuchai International Ltd.        10,435
        53,811 Emperor International Holdings         14,573
           428 Fly Leasing Ltd., ADR                   6,878
        12,000 Goldpoly New Energy Holdings
                 Ltd. (b)                              2,337
         4,000 Great Eagle Holdings Ltd.              13,696
        29,999 IT Ltd.                                 7,737
        27,999 K Wah International Holdings
                 Ltd.                                 16,971
         5,600 Man Wah Holdings Ltd.                   8,767


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               BERMUDA (CONTINUED)
        27,999 PAX Global Technology Ltd. (b)   $     11,266
        35,999 Playmates Toys Ltd. (b)                16,852
        16,000 Regal Hotels International
                 Holdings Ltd.                         9,966
           388 Ship Finance International Ltd.         6,355
         2,000 SmarTone Telecommunications
                 Holdings Ltd.                         2,272
        27,999 Trinity Ltd.                            9,316
                                                ------------
                                                     149,781
                                                ------------
               CANADA - 8.2%
           376 Allied Properties Real Estate
                 Investment Trust                     11,596
           506 Argonaut Gold, Inc. (b)                 2,534
           858 Artis Real Estate Investment
                 Trust                                12,003
           412 AutoCanada, Inc.                       17,799
           162 Avigilon Corp. (b)                      4,689
           140 Badger Daylighting Ltd.                11,236
           788 Bankers Petroleum Ltd. (b)              3,242
           596 Canadian Apartment Properties
                 REIT                                 11,923
           350 Canadian Solar, Inc. (b)               10,437
           286 Capital Power Corp.                     5,735
           634 Cominar Real Estate Investment
                 Trust                                11,006
           124 Corus Entertainment, Inc.               3,002
         1,212 Dominion Diamond Corp. (b)             17,366
           798 Dundee Corp. (b)                       14,041
           534 Dundee Precious Metals, Inc. (b)        1,543
         1,380 Endeavour Silver Corp. (b)              4,989
           166 Granite Real Estate Investment
                 Trust                                 6,041
         1,240 IAMGOLD Corp.                           4,121
           512 International Forest Products
                 Ltd., Class A (b)                     6,478
         4,822 Ithaca Energy, Inc. (b)                12,120
            88 Linamar Corp.                           3,661
         1,766 MFC Industrial Ltd.                    14,110
           932 Morguard Real Estate Investment
                 Trust                                14,433
         3,718 Nevsun Resources Ltd.                  12,355
           550 Northern Property Real Estate
                 Investment Trust                     14,368
           820 NorthWest Healthcare Properties
                 Real Estate Investment Trust          8,059
         5,980 OceanaGold Corp. (b)                    9,232
           524 Parex Resources, Inc. (b)               3,246
         1,750 Redknee Solutions, Inc. (b)            10,577
         1,074 RMP Energy, Inc. (b)                    5,682
           400 Savanna Energy Services Corp.           3,201
           790 Sherritt International Corp.            2,752
           358 Sirius XM Canada Holdings, Inc.         3,336
           206 Transcontinental, Inc., Class A         2,835
         1,510 TransGlobe Energy Corp. (b)            12,623
         4,250 Western Forest Products, Inc.           7,682
                                                ------------
                                                     300,053
                                                ------------

Page 86                  See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               CAYMAN ISLANDS - 1.9%
         5,000 Bloomage Biotechnology Corp.
                 Ltd.                           $     11,091
        12,000 Bonjour Holdings Ltd.                   2,615
         4,000 Daphne International Holdings
                 Ltd.                                  1,800
        45,999 Far East Consortium
                 International Ltd.                   17,322
         8,000 HC International, Inc. (b)             10,606
        20,000 TCC International Holdings Ltd.         9,801
         7,000 Texhong Textile Group Ltd.              9,099
        10,000 Truly International Holdings
                 Ltd.                                  5,391
                                                ------------
                                                      67,725
                                                ------------
               DENMARK - 0.8%
           176 Auriga Industries, Class B (b)          6,021
           144 Genmab A/S (b)                          5,630
           406 Schouw & Co.                           16,658
                                                ------------
                                                      28,309
                                                ------------
               FINLAND - 0.5%
           274 PKC Group OYJ                           9,118
           638 YIT OYJ                                 8,918
                                                ------------
                                                      18,036
                                                ------------
               FRANCE - 1.8%
           854 Derichebourg S.A. (b)                   2,840
           560 GameLoft SE (b)                         6,309
           346 Groupe Steria SCA                       6,792
           250 Interparfums S.A.                      10,782
            62 LISI                                    9,195
           120 Medica S.A.                             3,133
         2,846 MPI                                    12,098
           110 Nexans S.A.                             5,573
            82 Rallye S.A.                             3,438
           384 UBISOFT Entertainment (b)               5,431
                                                ------------
                                                      65,591
                                                ------------
               GERMANY - 2.8%
           458 Aurelius AG                            18,587
         2,216 Balda AG (b)                           14,901
           328 Deutz AG (b)                            2,926
           218 DMG MORI SEIKI AG                       6,943
           310 Grammer AG                             14,779
           190 Jenoptik AG                             3,228
            50 Jungheinrich (Preference
                 Shares) AG                            3,253
            48 Leoni AG                                3,588
           160 LPKF Laser & Electronics AG             4,090
         1,014 Nordex SE (b)                          13,394
         2,192 QSC AG                                 12,952
            54 XING AG                                 5,527
                                                ------------
                                                     104,168
                                                ------------
               GREECE - 0.2%
         1,790 Ellaktor S.A. (b)                       7,831
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               HONG KONG - 2.0%
         1,600 Dah Sing Banking Group Ltd.      $      2,810
         2,000 Hongkong & Shanghai Hotels              2,713
       189,996 Interchina Holdings Co.,
                 Ltd. (b)                             12,251
         9,402 Kowloon Development Co., Ltd.          11,579
       504,998 Lai Sun Development (b)                13,676
        48,999 Prosperity REIT                        14,281
        27,999 Shun Tak Holdings Ltd.                 16,538
                                                ------------
                                                      73,848
                                                ------------
               IRELAND - 0.6%
           628 Grafton Group PLC                       6,729
         3,726 Greencore Group PLC                    13,759
                                                ------------
                                                      20,488
                                                ------------
               ISRAEL - 1.4%
           194 Caesarstone Sdot-Yam Ltd.               9,636
         2,198 Discount Investment Corp. (b)          15,997
            44 Electra Ltd.                            6,525
         1,034 Harel Insurance Investments &
                 Financial Services Ltd.               6,034
         1,648 Israel Discount Bank Ltd.,
                 Class A (b)                           3,145
           106 Rami Levi Chain Stores
                 Hashikma Marketing 2006 Ltd.          5,795
           690 Shufersal Ltd.                          2,657
                                                ------------
                                                      49,789
                                                ------------
               ITALY - 4.8%
           304 ACEA S.p.A.                             3,461
         1,204 ASTM S.p.A.                            19,048
           886 Banca IFIS S.p.A.                      15,784
           568 Brembo S.p.A.                          15,300
            92 Brunello Cucinelli S.p.A.               3,269
         1,130 Cairo Communication S.p.A.              9,257
         3,750 CIR-Compagnie Industriali
                 Riunite S.p.A. (b)                    5,897
           588 ERG S.p.A.                              7,883
         3,160 Impregilo S.p.A.                       21,241
           308 Indesit Co., S.p.A.                     4,068
         7,288 Iren S.p.A                             11,159
           254 Reply S.p.A.                           19,882
         1,508 Societa Iniziative Autostradali
                 e Servizi S.p.A                      14,968
         1,370 Sogefi S.p.A.                           8,232
           346 Yoox S.p.A. (b)                        15,517
                                                ------------
                                                     174,966
                                                ------------
               JAPAN - 33.4%
           500 ASKUL Corp.                            14,647
         1,800 Belluna Co., Ltd.                       8,700
         3,000 Bunka Shutter Co., Ltd.                18,232
           800 Chudenko Corp.                         14,510
           400 Coca-Cola West Co., Ltd.                8,459
           200 COOKPAD, Inc.                           6,239
           200 CROOZ, Inc.                             7,843
           400 CyberAgent, Inc.                       16,257
         1,000 Daifuku Co., Ltd.                      12,762

                         See Notes to Financial Statements              Page 87

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               JAPAN (CONTINUED)
         4,000 Daikyo, Inc.                     $     10,863
         1,000 Daio Paper Corp.                        9,999
         1,200 DCM Holdings Co., Ltd.                  8,318
         2,000 Denki Kogyo Co., Ltd.                  13,845
           400 Digital Garage, Inc.                   10,381
         5,600 Dynam Japan Holdings Co., Ltd.         19,607
         1,000 Eagle Industry Co., Ltd.               16,608
           400 Exedy Corp.                            11,680
           500 F@N Communications, Inc.               14,861
           400 FCC Co., Ltd.                           7,961
           700 Foster Electric Co., Ltd.              12,889
         1,000 Fujitec Co., Ltd.                      12,981
         4,000 Furukawa Co., Ltd.                      7,900
           500 G-Tekt Corp.                           17,045
         1,200 Geo Holdings Corp.                     10,745
           900 GMO internet, Inc.                     11,794
         2,000 Gun-Ei Chemical Industry Co.,
                 Ltd.                                  9,059
           600 Gurunavi, Inc.                         17,805
           200 H.I.S. Co., Ltd.                        9,971
         2,000 Haseko Corp. (b)                       15,193
         3,600 Hazama Ando Corp.                      12,819
         2,000 Hokuetsu Kishu Paper Co., Ltd.          9,401
         2,200 Hosiden Corp.                          11,866
           600 Ichiyoshi Securities Co., Ltd.         10,010
             4 Ikyu Corp.                              5,663
         1,200 Inabata & Co., Ltd.                    13,127
           300 Iriso Electronics Co., Ltd.            13,788
         1,000 IwaiCosmo Holdings, Inc.               14,073
           400 Japan Airport Terminal Co., Ltd.        9,032
         1,000 Japan Aviation Electronics
                 Industry Ltd.                        12,838
         4,200 Japan Bridge Corp. (b)                  7,976
           400 Japan Cash Machine Co., Ltd.            7,866
           700 Japan Digital Laboratory Co.,
                 Ltd.                                  9,798
            26 Japan Hotel REIT Investment
                 Corp.                                12,443
             2 Japan Tissue Engineering Co.,
                 Ltd. (b)                              8,024
         1,000 Kinden Corp.                           10,445
         6,000 KNT-CT Holdings Co., Ltd. (b)           9,971
         1,000 Kohnan Shoji Co., Ltd.                 10,303
         6,000 Kumagai Gumi Co., Ltd. (b)             17,491
           600 Kyokuto Kaihatsu Kogyo Co.,
                 Ltd.                                  7,731
           200 Kyokuto Securities Co., Ltd.            4,047
           200 Kyoritsu Maintenance Co., Ltd.          7,179
         1,200 Leopalace21 Corp. (b)                   6,336
           300 Macnica, Inc.                           8,005
         2,000 Maeda Corp.                            13,218
           400 Mars Engineering Corp.                  7,384
           600 Matsuda Sangyo Co., Ltd.                8,028
           700 Megachips Corp.                        10,688
         3,000 Minebea Co., Ltd.                      21,907
         1,000 Mito Securities Co., Ltd.               4,881
           800 Mitsuba Corp.                          12,983


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               JAPAN (CONTINUED)
         4,000 Mitsui Engineering &
                 Shipbuilding Co., Ltd.         $      8,242
         4,000 Mitsui Sugar Co., Ltd.                 15,345
         1,200 Namura Shipbuilding Co., Ltd.          16,169
           100 Nihon M&A Center, Inc.                  6,732
           200 Nihon Trim Co., Ltd.                   15,421
         2,000 Nippon Chemi-Con Corp. (b)              7,673
         2,000 Nippon Flour Mills Co., Ltd.            9,838
         2,000 Nippon Road (The) Co., Ltd.            11,262
         2,000 Nippon Sharyo Ltd.                      9,914
         2,000 Nippon Yakin Kogyo Co., Ltd. (b)        6,723
         3,000 Nishimatsu Construction Co.,
                 Ltd.                                  9,515
           500 Nishio Rent All Co., Ltd.              12,629
         2,000 Nittetsu Mining Co., Ltd.               9,857
         1,400 Nomura Co., Ltd.                       11,646
         4,000 NS United Kaiun Kaisha Ltd. (b)        11,737
         3,000 NTN Corp. (b)                          13,588
         1,200 Pacific Industrial Co., Ltd.            8,341
         1,600 Pasona Group, Inc.                     11,243
         2,000 Press Kogyo Co., Ltd.                   8,280
         2,000 Riken Corp.                             8,698
         3,000 Ryobi Ltd.                             12,050
           400 Sankyo Tateyama, Inc.                   7,931
         2,000 Shindengen Electric
                 Manufacturing Co., Ltd.              12,136
         1,600 Sintokogio Ltd.                        11,987
         3,000 SMK Corp.                              19,799
           200 Sosei Group Corp. (b)                   8,195
           800 Starbucks Coffee Japan Ltd.             8,858
           500 Starts Corp., Inc.                      7,165
         7,000 Sumitomo Mitsui Construction
                 Co., Ltd. (b)                         8,508
         2,000 Sumitomo Seika Chemicals Co.,
                 Ltd.                                 16,371
        10,000 SWCC Showa Holdings Co.,
                 Ltd. (b)                             10,160
         1,000 Taiho Kogyo Co., Ltd.                  11,651
           800 Takeei Corp.                            9,731
         4,000 Tekken Corp. (b)                       12,269
         6,000 Toa Corp. (b)                          14,301
         2,600 Tokyu Construction Co., Ltd. (b)       13,135
         1,100 Topre Corp.                            16,274
         3,000 Tosoh Corp.                            13,930
           500 Totetsu Kogyo Co., Ltd.                 9,391
           600 TPR Co., Ltd.                          10,170
         2,000 Tsugami Corp.                          11,965
           600 Unipres Corp.                          11,235
           500 Universal Entertainment Corp.           9,211
         3,800 Usen Corp. (b)                         15,191
         1,200 ValueCommerce Co., Ltd.                14,734
         1,000 Wakita & Co., Ltd.                     11,756
         1,000 Yokogawa Bridge Holdings Corp.         14,642
           600 Yorozu Corp.                           10,956
                                                ------------
                                                   1,223,030
                                                ------------
               JERSEY - 0.4%
        20,620 Centamin PLC (b)                       15,212
                                                ------------

Page 88                    See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               LUXEMBOURG - 0.1%
           242 SAF-Holland SA (b)               $      3,597
                                                ------------
               MARSHALL ISLANDS - 1.7%
           750 Aegean Marine Petroleum
                 Network, Inc.                         8,415
         2,514 DryShips, Inc. (b)                     11,816
           804 Navios Maritime Acquisition
                 Corp.                                 3,538
         1,666 Navios Maritime Holdings, Inc.         18,592
         1,746 Safe Bulkers, Inc.                     18,158
                                                ------------
                                                      60,519
                                                ------------
               NETHERLANDS - 1.2%
           152 AerCap Holdings N.V. (b)                5,829
           426 ASM International N.V.                 14,036
           372 AVG Technologies N.V. (b)               6,402
            74 Eurocommercial Properties N.V.,
                 ADR                                   3,142
           686 PostNL N.V. (b)                         3,916
         1,590 SNS REAAL N.V. (b) (c)                      0
           830 TomTom N.V. (b)                         5,882
            52 VistaPrint N.V. (b)                     2,956
                                                ------------
                                                      42,163
                                                ------------
               NEW ZEALAND - 0.7%
         2,350 Air New Zealand Ltd.                    3,169
         1,320 Chorus Ltd.                             1,563
        14,390 Precinct Properties New
                 Zealand Ltd.                         11,716
           376 Xero Ltd. (b)                           9,988
                                                ------------
                                                      26,436
                                                ------------
               NORWAY - 0.9%
           684 Borregaard ASA                          3,406
           104 Leroey Seafood Group ASA                3,035
           560 Opera Software ASA                      7,658
           522 Salmar ASA (b)                          6,369
         1,252 Wilh Wilhelmsen ASA                    11,714
                                                ------------
                                                      32,182
                                                ------------
               PORTUGAL - 1.0%
         2,992 Mota-Engil SGPS S.A.                   17,794
           316 Semapa-Sociedade de
                 Investimento e Gestao                 3,540
         4,268 Sonaecom SGPS S.A.                     15,084
                                                ------------
                                                      36,418
                                                ------------
               SINGAPORE - 3.3%
         4,000 AIMS AMP Capital Industrial
                 REIT                                  4,533
        12,000 Cambridge Industrial Trust              6,561
        10,300 CapitaRetail China Trust               10,856
        22,000 Chip Eng Seng Corp. Ltd.               12,552
         2,000 Frasers Centrepoint Trust               2,789
        14,000 Frasers Commercial Trust               14,089
         5,000 Ho Bee Land Ltd.                        8,400
        22,000 Jaya Holdings Ltd.                     12,552


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               SINGAPORE (CONTINUED)
        34,000 Lippo Malls Indonesia Retail
                 Trust                          $     11,181
         6,000 Mapletree Commercial Trust              5,658
         6,000 Mapletree Industrial Trust              6,347
         4,000 Sabana Shari'ah Compliant
                 Industrial Real Estate
                 Investment Trust                      3,423
         6,000 Sinarmas Land Ltd.                      2,282
         8,000 Tat Hong Holdings Ltd.                  5,706
         9,000 Wing Tai Holdings Ltd.                 14,014
                                                ------------
                                                     120,943
                                                ------------
               SOUTH KOREA - 9.7%
           400 AK Holdings, Inc.                      15,521
           132 ASIA Holdings Co., Ltd.                15,760
            62 Chong Kun Dang Pharm Corp.              2,491
           380 CJ Hellovision Co., Ltd.                6,913
         1,760 Daeduck Electronics Co.                13,892
           300 Daeduck GDS Co., Ltd.                   4,989
            20 Dong-A Socio Holdings Co., Ltd.         2,795
            12 Dongwon Industries Co., Ltd.            3,599
           520 Dongyang Mechatronics Corp.             5,543
         1,680 Doosan Engine Co., Ltd. (b)            14,088
            46 Fila Korea Ltd.                         3,443
           118 Global & Yuasa Battery Co., Ltd.        6,127
           220 Handsome Co., Ltd.                      6,577
           860 Hanil E-Wha Co., Ltd.                  13,894
           620 Hankook Tire Worldwide Co., Ltd.       12,954
           280 Hansol Paper Co.                        2,998
           360 Hanssem Co., Ltd.                      17,158
           840 Huvis Corp.                             8,357
            44 Hyosung Corp.                           2,931
         3,140 Hyundai Hy Communications &
                 Networks Co., Ltd.                   15,412
           400 Iljin Materials Co., Ltd.               4,037
           200 IS Dongseo Co., Ltd. (b)                3,023
           238 KH Vatec Co., Ltd.                      5,706
            56 Kolon Industries, Inc.                  2,903
            96 Korea District Heating Corp.            7,823
            80 Korea Electric Terminal Co.,
                 Ltd.                                  3,146
            48 Korea Petrochemical Ind. Co.,
                 Ltd. (b)                              3,966
           100 LG Fashion Corp.                        3,193
            48 LG Hausys Ltd.                          6,436
           300 LG International Corp.                  8,173
            40 Medy-Tox, Inc.                          6,436
            82 MegaStudy Co., Ltd.                     6,053
            14 Namyang Dairy Products Co.,
                 Ltd.                                 12,470
           240 NICE Holdings Co., Ltd.                 2,683
           504 Pyeong Hwa Automotive Co.,
                 Ltd.                                 10,244
            46 Samchully Co., Ltd.                     5,536
           106 Samyang Holdings Corp.                  7,493
           200 Seah Besteel Corp.                      4,908
           134 SeAH Steel Corp.                       11,212
            78 Seoul Semiconductor Co., Ltd.           2,986

                         See Notes to Financial Statements               Page 89

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               SOUTH KOREA (CONTINUED)
           420 Silla Co., Ltd.                  $      9,671
           102 Sindoh Co., Ltd.                        6,650
           127 SK Gas Co., Ltd.                        9,013
           600 SL Corp.                                9,295
           180 Suheung Capsule Co., Ltd.               6,609
           600 Sungwoo Hitech Co., Ltd.                8,755
             6 Taekwang Industrial Co., Ltd.           7,334
           100 Unid Co., Ltd.                          5,609
                                                ------------
                                                     356,805
                                                ------------
               SPAIN - 1.5%
         1,698 ENCE Energia y Celulosa S.A.            6,366
         1,020 Gamesa Corp Tecnologica
                 S.A. (b)                             10,636
           300 Melia Hotels International S.A.         3,853
         2,370 Papeles y Cartones de Europa
                 S.A.                                 12,536
           215 Pescanova S.A. (b)                      1,748
         3,216 Sacyr S.A. (b)                         16,666
           748 Tubacex S.A.                            2,974
                                                ------------
                                                      54,779
                                                ------------
               SWEDEN - 2.9%
           118 Arcam AB (b)                           17,576
           136 Bilia AB                                3,468
         2,432 Eniro AB (b)                           18,751
           536 Fabege AB                               6,400
         1,088 Fastighets AB Balder (b)               11,164
         2,220 Kungsleden AB                          14,911
           370 Nobia AB                                3,135
           588 Orexo AB (b)                           14,993
         4,216 SAS AB (b)                             10,816
           282 Tethys Oil AB (b)                       2,959
           216 Wallenstam AB                           3,266
                                                ------------
                                                     107,439
                                                ------------
               SWITZERLAND - 1.9%
           124 Autoneum Holding AG                    18,988
           170 BKW AG                                  5,460
             4 Forbo Holding AG                        3,417
           206 HBM Healthcare Investments AG          15,299
            22 Kuoni Reisen Holding AG                 9,933
             2 Metall Zug AG                           5,314
            72 U-Blox AG                               7,760
            14 Valora Holding AG                       3,903
                                                ------------
                                                      70,074
                                                ------------
               UNITED KINGDOM - 4.2%
         1,324 Afren PLC (b)                           3,710
         2,234 African Barrick Gold PLC                6,873
         7,024 EnQuest PLC (b)                        15,656
           432 Greggs PLC                              3,080
         3,380 HellermannTyton Group PLC              16,903
         2,180 Home Retail Group PLC                   6,927
           300 International Personal Finance
                 PLC                                   2,474


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               UNITED KINGDOM (CONTINUED)
           978 Interserve PLC                   $     10,090
         5,886 Lookers PLC                            11,794
           396 LSL Property Services PLC               2,885
           438 Mears Group PLC                         3,445
        26,939 Pendragon PLC                          15,279
         4,698 Premier Foods PLC (b)                   9,725
           660 Ricardo PLC                             7,317
           466 SOCO International PLC                  3,050
           480 SuperGroup PLC (b)                     11,247
         1,414 SVG Capital PLC (b)                    10,115
         1,856 Unite Group PLC                        12,374
                                                ------------
                                                     152,944
                                                ------------
               UNITED STATES - 0.1%
           276 Magnachip Semiconductor
                 Corp. (b)                             5,382
                                                ------------
               TOTAL INVESTMENTS - 99.9%           3,657,421
               (Cost $3,452,385) (d)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.1%                    5,227
                                                ------------
               NET ASSETS - 100.0%              $  3,662,648
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2013, securities noted as such amounted to $0 or 0.00% of net assets.

(d) Aggregate cost for federal income tax purposes is $3,472,800. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $314,097 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $129,476.

ADR - American Depositary Receipt

Page 90                  See Notes to Financial Statements

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2013

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
   Common Stocks:
      Netherlands        $     42,163   $     42,163  $        --**   $   --
      All Other
        Countries*          3,615,258      3,615,258           --         --
                         -------------------------------------------------------
   TOTAL INVESTMENTS     $  3,657,421   $  3,657,421  $        --**   $   --
                         =======================================================

*   See Portfolio of Investments for country breakout.

**  Investment is valued at $0.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $376,739 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.

    INDUSTRY                                 % OF NET ASSETS
    --------------------------------------------------------
    Construction & Engineering                        9.5%
    Auto Components                                   7.8
    Machinery                                         6.5
    Real Estate Management & Development              5.5
    Metals & Mining                                   5.1
    Real Estate Investment Trusts                     5.0
    Electronic Equipment, Instruments & Components    4.0
    Oil, Gas & Consumable Fuels                       3.6
    Specialty Retail                                  3.4
    Media                                             3.3
    Food Products                                     3.1
    Trading Companies & Distributors                  2.7
    Capital Markets                                   2.7
    Chemicals                                         2.7
    Household Durables                                2.3
    Hotels, Restaurants & Leisure                     2.2
    Marine                                            2.0
    Electrical Equipment                              2.0
    Internet Software & Services                      1.9
    Semiconductors & Semiconductor Equipment          1.8
    Paper & Forest Products                           1.7
    Building Products                                 1.6
    Transportation Infrastructure                     1.4
    Internet & Catalog Retail                         1.4
    Commercial Services & Supplies                    1.2
    Software                                          1.1
    Industrial Conglomerates                          1.0
    IT Services                                       1.0
    Professional Services                             1.0
    Textiles, Apparel & Luxury Goods                  1.0
    Leisure Equipment & Products                      0.9
    Pharmaceuticals                                   0.8
    Diversified Financial Services                    0.7
    Wireless Telecommunication Services               0.6
    Construction Materials                            0.6
    Diversified Telecommunication Services            0.6
    Health Care Equipment & Supplies                  0.6
    Biotechnology                                     0.5
    Diversified Consumer Services                     0.4
    Food & Staples Retailing                          0.4
    Multi-Utilities                                   0.4
    Airlines                                          0.4
    Communications Equipment                          0.4
    Gas Utilities                                     0.4
    Containers & Packaging                            0.3
    Personal Products                                 0.3
    Computers & Peripherals                           0.3
    Beverages                                         0.2
    Energy Equipment & Services                       0.2
    Distributors                                      0.2
    Office Electronics                                0.2
    Insurance                                         0.2
    Commercial Banks                                  0.2
    Independent Power Producers & Energy Traders      0.2
    Electric Utilities                                0.1
    Air Freight & Logistics                           0.1
    Health Care Providers & Services                  0.1
    Consumer Finance                                  0.1
    --------------------------------------------------------
    TOTAL INVESTMENTS                                99.9
    NET OTHER ASSETS AND LIABILITIES                  0.1
                                                ------------
    TOTAL                                           100.0%
                                                ============

                         See Notes to Financial Statements               Page 91

FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

DECEMBER 31, 2013

                                                  % OF TOTAL
    CURRENCY EXPOSURE DIVERSIFICATION            INVESTMENTS
    --------------------------------------------------------
    Japanese Yen                                     32.9%
    Euro                                             14.8
    South Korean Won                                  9.8
    Hong Kong Dollar                                  7.7
    Canadian Dollar                                   7.5
    Australian Dollar                                 6.6
    British Pound Sterling                            5.2
    US Dollar                                         3.8
    Singapore Dollar                                  3.3
    Swedish Krona                                     2.9
    Swiss Franc                                       1.9
    Israeli Shekel                                    1.1
    Norwegian Krone                                   1.0
    Danish Krone                                      0.8
    New Zealand Dollar                                0.7
                                                ------------
    TOTAL                                           100.0%
                                                ============

Page 92                  See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) - 100.0%
               AUSTRIA - 0.9%
        16,981 CAT Oil AG                       $    471,887
                                                ------------
               BERMUDA - 5.3%
       223,063 China Singyes Solar
                 Technologies Holdings Ltd.          224,378
       786,156 Huabao International Holdings
                 Ltd.                                435,948
       493,912 Newocean Energy Holdings Ltd.         403,191
       351,772 Ports Design Ltd.                     272,189
     5,251,134 REXLot Holdings Ltd.                  711,049
     1,685,460 Shanghai Industrial Urban
                 Development Group Ltd. (b)          417,327
       212,200 SOCAM Development Ltd.                245,742
                                                ------------
                                                   2,709,824
                                                ------------
               BRAZIL - 2.1%
        51,909 B2W Cia Digital (b)                   335,976
        15,762 Cia de Saneamento de Minas
                 Gerais-copasa MG                    248,531
        21,507 Eletropaulo Metropolitana
                 Eletricidade de Sao Paulo S.A.
                 (Preference Shares)                  85,326
        43,575 Even Construtora e
                 Incorporadora S.A.                  150,529
         6,711 Iochpe-Maxion S.A.                     74,385
        38,151 Paranapanema S.A. (b)                  84,250
        11,514 Sul America S.A.                       72,180
                                                ------------
                                                   1,051,177
                                                ------------
               CAYMAN ISLANDS - 27.9%
        14,963 21Vianet Group, Inc., ADR (b)         351,930
       443,614 Baoxin Auto Group Ltd.                431,926
        20,408 Bitauto Holdings, Ltd., ADR (b)       652,240
        53,289 Bizlink Holding, Inc.                 227,971
       417,446 Changshouhua Food Co., Ltd.           537,803
         9,261 Changyou.com Ltd., ADR (b)            296,815
       606,185 Chaowei Power Holdings Ltd.           319,732
       884,351 China All Access Holdings Ltd.        378,634
     1,622,090 China Aoyuan Property Group
                 Ltd.                                340,973
       381,512 China Huiyuan Juice Group
                 Ltd. (b)                            245,508
     1,539,605 China ITS Holdings Co., Ltd.          367,315
     2,122,158 China Lumena New Materials
                 Corp.                               415,986
        11,550 China Metal Recycling Holdings
                 Ltd. (b) (c)                              0
       786,499 China Sanjiang Fine Chemicals
                 Co., Ltd.                           399,624
       642,909 China Shanshui Cement Group
                 Ltd.                                276,090
       265,871 China Tian Lun Gas Holdings
                 Ltd. (b)                            252,352
       828,300 China Wireless Technologies Ltd. 271,318 1,090,272 China Zhongwang Holdings
                 Ltd. (b)                            337,445
     2,354,706 CIFI Holdings Group Co., Ltd.         498,010


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               CAYMAN ISLANDS (CONTINUED)
       340,179 Dongyue Group                    $    134,680
        39,238 E-Commerce China Dangdang,
                 Inc., ADR (b)                       374,723
     2,083,682 Fantasia Holdings Group Co.,
                 Ltd.                                360,076
        55,445 Hanwha SolarOne Co., Ltd.,
                 ADR (b)                             153,583
     1,215,066 Hua Han Bio-Pharmaceutical
                 Holdings Ltd.                       238,178
        14,588 JinkoSolar Holding Co., Ltd.,
                 ADR (b)                             427,428
       141,510 Ju Teng International Holdings
                 Ltd.                                 93,436
       889,414 Kaisa Group Holdings Ltd. (b)         290,190
       600,450 Kingboard Laminates Holdings
                 Ltd.                                254,759
        25,113 KongZhong Corp., ADR (b)              181,316
       524,224 KWG Property Holding Ltd.             292,051
       317,731 Magic Holdings International
                 Ltd.                                251,585
        60,994 NetDragon Websoft, Inc.               111,695
        15,098 NQ Mobile, Inc., ADR (b)              221,941
        21,515 RDA Microelectronics, Inc.,
                 ADR                                 384,688
         6,297 Silicon Motion Technology
                 Corp., ADR                           89,102
        28,359 TAL Education Group (b)               623,614
       640,511 TCL Communication Technology
                 Holdings Ltd., ADR (b)              655,024
       624,694 Tiangong International Co., Ltd. 180,457 1,061,606 Tianneng Power International
                 Ltd.                                390,181
     1,047,096 Trigiant Group Ltd.                   352,439
        21,279 Trina Solar Ltd., ADR (b)             290,884
        64,700 Wisdom Marine Lines Co., Ltd.          75,872
         9,003 WuXi PharmaTech Cayman, Inc.,
                 ADR (b)                             345,535
        68,420 Xinyuan Real Estate Co., Ltd.,
                 ADR                                 366,047
        47,403 Yingli Green Energy Holding
                 Co., Ltd., ADR (b)                  239,385
     1,884,589 Zhong An Real Estate Ltd. (b)         349,975
                                                ------------
                                                  14,330,516
                                                ------------
               CHINA - 5.8%
       761,895 Anhui Expressway Co.                  422,495
       401,798 Harbin Electric Co., Ltd.             260,117
       564,231 Hisense Kelon Electrical
                 Holdings Co., Ltd. (b)              854,245
       435,256 Shenzhen Expressway Co., Ltd.         196,458
     1,143,298 Sichuan Expressway Co., Ltd.          337,639
     1,569,736 Sinotrans Ltd.                        593,132
       600,087 Xinhua Winshare Publishing and
                 Media Co., Ltd.                     330,445
                                                ------------
                                                   2,994,531
                                                ------------

                         See Notes to Financial Statements               Page 93

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               EGYPT - 2.3%
        18,092 Eastern Tobacco                  $    302,030
        49,246 Ezz Steel (b)                         107,017
       111,844 Juhayna Food Industries               250,293
     4,824,465 Orascom Telecom Media And
                 Technology Holding SAE              534,621
                                                ------------
                                                   1,193,961
                                                ------------
               HONG KONG - 2.0%
     1,290,929 China South City Holdings Ltd.        366,254
       619,420 CSPC Pharmaceutical Group
                 Ltd.                                488,871
       408,123 Shenzhen Investment Ltd.              153,685
                                                ------------
                                                   1,008,810
                                                ------------
               HUNGARY - 0.3%
       118,640 Magyar Telekom
                 Telecommunications PLC              172,404
                                                ------------
               INDONESIA - 4.2%
     3,416,369 Agung Podomoro Land Tbk PT             60,355
     3,368,251 Aneka Tambang Persero Tbk PT          301,676
     1,125,392 Arwana Citramulia Tbk PT               75,828
     1,234,301 Gajah Tunggal Tbk PT                  170,388
       354,290 Harum Energy Tbk PT                    80,057
     1,581,130 Indah Kiat Pulp & Paper Corp
                 Tbk PT (b)                          181,888
       364,413 Medco Energi Internasional
                 Tbk PT                               62,882
     3,857,000 Mitra Pinasthika Mustika Tbk
                 PT (b)                              405,666
    27,970,275 Panin Financial Tbk PT (b)            448,168
     2,259,646 Perusahaan Perkebunan London
                 Sumatra Indonesia Tbk PT            358,350
                                                ------------
                                                   2,145,258
                                                ------------
               MALAYSIA - 6.5%
       485,100 AirAsia X Bhd (b)                     147,359
       175,400 BIMB Holdings Bhd                     243,113
        53,000 Cahya Mata Sarawak Bhd                111,162
       316,800 Kossan Rubber Industries              417,822
       198,000 Mudajaya Group Bhd                    175,301
       137,400 My EG Services Bhd                    111,581
       815,900 OSK Holdings Bhd                      411,001
       791,900 Pavilion Real Estate Investment
                 Trust                               309,459
       428,800 Puncak Niaga Holdings Bhd             425,462
        99,200 Scientex Bhd                          172,324
        83,900 Sunway Bhd                             69,671
       114,900 Syarikat Takaful Malaysia Bhd         361,310
       390,200 TA Enterprise Bhd                      92,919
        70,900 TIME dotCom Bhd (b)                    76,842
       363,900 UOA Development Bhd                   215,529
                                                ------------
                                                   3,340,855
                                                ------------
               MALTA - 0.4%
        38,893 Brait SE (b)                          194,428
                                                ------------


SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               MEXICO - 2.0%
     1,362,671 Axtel SAB de CV (b)              $    487,395
       229,786 Corp. GEO SAB de C.V. (b) (c)               0
        74,460 Gruma S.A.B. de C.V.,
                 Series B (b)                        562,877
                                                ------------
                                                   1,050,272
                                                ------------
               PHILIPPINES - 0.7%
       430,700 First Gen Corp.                       126,738
     2,381,700 Lopez Holdings Corp.                  214,652
       236,900 SM Development Corp. (c)               36,985
                                                ------------
                                                     378,375
                                                ------------
               POLAND - 3.6%
       452,379 Boryszew S.A. (b)                      74,871
        52,057 CD Projekt S.A. (b)                   302,239
        72,892 Enea S.A.                             328,141
       323,128 Getin Holding S.A.                    403,235
       541,715 Getin Noble Bank S.A. (b)             478,767
        21,021 Grupa Lotos S.A. (b)                  246,668
                                                ------------
                                                   1,833,921
                                                ------------
               RUSSIA - 2.0%
        13,304 Acron JSC (c)                         454,644
        49,146 Aeroflot - Russian Airlines
                 OJSC (c)                            125,229
    39,977,602 OGK-2 OAO (c)                         309,347
     5,632,634 Russian Grids OAO (c) (b)             133,060
                                                ------------
                                                   1,022,280
                                                ------------
               SINGAPORE - 0.6%
       461,000 China Minzhong Food Corp.,
                 Ltd.                                325,124
                                                ------------
               SOUTH AFRICA - 10.4%
        18,532 Acucap Properties Ltd.                 77,043
        66,696 African Bank Investments Ltd.          76,615
        17,432 Barloworld Ltd.                       166,194
       392,879 Capital Property Fund                 398,871
        12,119 Coronation Fund Managers Ltd.          92,377
        27,949 DataTec Ltd.                          137,987
       112,953 Emira Property Fund                   153,978
        46,593 EOH Holdings Ltd.                     357,554
        33,360 Grindrod Ltd.                          89,140
        94,469 Group Five Ltd.                       365,088
        45,335 Hyprop Investments Ltd.               330,613
       106,240 JD Group Ltd.                         293,806
         9,667 JSE Ltd.                               82,690
        50,900 Lewis Group Ltd.                      344,024
        62,086 Mpact Ltd.                            159,210
        16,463 Omnia Holdings Ltd.                   316,940
        19,002 Pioneer Foods Ltd.                    166,290
        70,902 Raubex Group Ltd.                     147,008
        61,901 Resilient Property Income Fund
                 Ltd.                                327,503
       831,331 SA Corporate Real Estate Fund
                 Nominees Pty Ltd.                   316,207
        68,282 Super Group Ltd. (b)                  170,217
       160,303 Sycom Property Fund                   380,204

Page 94                  See Notes to Financial Statements

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

DECEMBER 31, 2013

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               COMMON STOCKS (a) (CONTINUED)
               SOUTH AFRICA (CONTINUED)
       102,087 Telkom S.A. SOC Ltd. (b)         $    272,491
        10,392 Wilson Bayly Holmes-Ovcon Ltd.        144,636
                                                ------------
                                                   5,366,686
                                                ------------
               TAIWAN - 16.8%
       120,465 A-DATA Technology Co., Ltd.           283,747
       226,851 AcBel Polytech, Inc.                  233,294
       146,034 Chimei Materials Technology
                 Corp.                               178,601
       135,190 Chin-Poon Industrial Co.              225,895
        73,273 Chong Hong Construction Co.           224,956
       171,398 Compeq Manufacturing Co., Ltd.        100,354
        25,180 Depo Auto Parts Ind. Co., Ltd.         99,272
        28,236 Eclat Textile Co., Ltd.               318,328
       188,604 Everlight Chemical Industrial
                 Corp.                               154,409
       103,201 Feng TAY Enterprise Co., Ltd.         247,584
       398,764 Formosan Rubber Group, Inc.           375,303
        84,954 Gigabyte Technology Co., Ltd.         102,617
       116,306 Grand Pacific Petrochemical            90,341
        53,680 Grape King Bio Ltd.                   270,170
       605,560 HannStar Display Corp. (b)            224,519
       294,505 Hey Song Corp.                        345,855
        56,407 Huaku Development Co., Ltd.           159,359
       240,042 King Yuan Electronics Co., Ltd.       164,707
     1,071,240 Kinpo Electronics                     393,581
        56,801 KMC Kuei Meng International,
                 Inc.                                239,184
       517,829 Li Peng Enterprise Co., Ltd.          251,934
        29,786 Merry Electronics Co., Ltd.           173,898
       257,776 Micro-Star International Co.,
               Ltd.                                  209,310
       217,346 Namchow Chemical Industrial
                 Co., Ltd.                           331,815
        50,533 Poya Co., Ltd.                        316,218
       172,204 Sanyang Industry Co., Ltd.            282,254
        27,913 ScinoPharm Taiwan Ltd.                 82,043
        37,461 Shin Zu Shing Co., Ltd.                93,516
        31,074 Sunspring Metal Corp.                  84,453
       200,610 Systex Corp.                          451,656
       213,779 Taiwan Life Insurance Co.,
                 Ltd. (b)                            202,277
        78,033 Teco Electric and Machinery
                 Co., Ltd.                            89,413
       110,143 Tong Yang Industry Co., Ltd.          164,826
        61,834 TXC Corp.                              74,897
        96,922 Unimicron Technology Corp.             73,496
        95,781 Universal Cement Corp.                 90,788
        48,849 Vivotek, Inc.                         301,583
        84,660 Wei Chuan Foods Corp.                 148,848
       175,399 Win Semiconductors Corp.              163,314
        76,685 Wistron NeWeb Corp.                   199,152
       232,612 Yageo Corp.                            83,902
        71,208 Yungshin Construction &
                 Development Co., Ltd.               173,698
        62,868 Yungtay Engineering Co., Ltd.         180,355
                                                ------------
                                                   8,655,722
                                                ------------

SHARES         DESCRIPTION                             VALUE
------------------------------------------------------------
               THAILAND - 2.5%
       374,500 Bangkok Expressway PCL           $    381,794
       123,600 CH Karnchang PCL                       58,302
       104,900 Delta Electronics Thailand PCL        170,790
        41,700 Electricity Generating PCL            155,455
        33,600 MBK PCL                               143,153
       795,100 Sri Trang Agro-Industry PCL           314,555
       129,800 Thai Airways International PCL         54,511
                                                ------------
                                                   1,278,560
                                                ------------
               TURKEY - 3.1%
        39,134 Aksa Akrilik Kimya Sanayii            146,047
        38,861 Cimsa Cimento Sanayi VE Tica          206,150
        40,558 Koza Anadolu Metal Madencilik
                 Isletmeleri A.S. (b)                 45,673
        59,046 Park Elektrik Uretim Madencilik
                 Sanayi ve Ticaret A.S. (b)          135,182
       182,823 Tekfen Holding A.S.                   426,218
       246,461 Torunlar Gayrimenkul Yatirim
                 Ortakligi A.S.                      316,534
        34,015 Yazicilar Holding A.S.                296,780
                                                ------------
                                                   1,572,584
                                                ------------
               VIRGIN ISLANDS (BRITISH) - 0.6%
        82,408 ReneSola Ltd., ADR (b)                284,308
                                                ------------
               TOTAL INVESTMENTS - 100.0%         51,381,483
               (Cost $50,455,836) (d)
               NET OTHER ASSETS AND
                 LIABILITIES - 0.0%                    9,841
                                                ------------
               NET ASSETS - 100.0%              $ 51,391,324
                                                ============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2013, securities noted as such amounted to $1,059,265 or 2.06% of net assets.

(d) Aggregate cost for federal income tax purposes is $50,653,771. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,442,621 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,714,909.

ADR - American Depositary Receipt

                         See Notes to Financial Statements               Page 95

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

DECEMBER 31, 2013

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2       LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                           VALUE AT       QUOTED      OBSERVABLE    UNOBSERVABLE
INVESTMENTS               12/31/2013      PRICES         INPUT         INPUT
--------------------------------------------------------------------------------
Common Stocks:
   Austria               $    471,887   $    471,887  $        --     $   --
   Bermuda                  2,709,824      2,709,824           --         --
   Brazil                   1,051,177      1,051,177           --         --
   Cayman Islands          14,330,516     14,330,516           --         --*
   China                    2,994,531      2,994,531           --         --
   Egypt                    1,193,961      1,193,961           --         --
   Hong Kong                1,008,810      1,008,810           --         --
   Hungary                    172,404        172,404           --         --
   Indonesia                2,145,258      2,145,258           --         --
   Malaysia                 3,340,855      3,340,855           --         --
   Malta                      194,428        194,428           --         --
   Mexico                   1,050,272      1,050,272           --         --*
   Philippines                378,375        341,390       36,985         --
   Poland                   1,833,921      1,833,921           --         --
   Russia                   1,022,280             --    1,022,280         --
   Singapore                  325,124        325,124           --         --
   South Africa             5,366,686      5,366,686           --         --
   Taiwan                   8,655,722      8,655,722           --         --
   Thailand                 1,278,560      1,278,560           --         --
   Turkey                   1,572,584      1,572,584           --         --
   Virgin Islands
     (British)                284,308        284,308           --         --
                         -------------------------------------------------------
   TOTAL INVESTMENTS     $ 51,381,483   $ 50,322,218  $ 1,059,265     $   --*
                         =======================================================

* Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of December 31, 2013, the Fund transferred common stocks valued at $446,185 from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that are now being valued based on quoted prices that were previously fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the NYSE close on December 31, 2012 exceeding a certain threshold.

    INDUSTRY                                 % OF NET ASSETS
    --------------------------------------------------------
    Real Estate Management & Development              8.4%
    Chemicals                                         5.9
    Food Products                                     5.7
    Real Estate Investment Trusts                     5.1
    Semiconductors & Semiconductor Equipment          4.8
    Construction & Engineering                        3.8
    Electronic Equipment, Instruments & Components    3.7
    Specialty Retail                                  3.2
    Household Durables                                3.1
    Communications Equipment                          2.9
    Auto Components                                   2.8
    Transportation Infrastructure                     2.6
    IT Services                                       2.5
    Textiles, Apparel & Luxury Goods                  2.4
    Metals & Mining                                   2.3
    Electrical Equipment                              2.3
    Commercial Banks                                  2.2
    Software                                          2.2
    Insurance                                         2.1
    Diversified Telecommunication Services            2.0
    Internet Software & Services                      2.0
    Pharmaceuticals                                   1.6
    Hotels, Restaurants & Leisure                     1.6
    Oil, Gas & Consumable Fuels                       1.5
    Internet & Catalog Retail                         1.4
    Capital Markets                                   1.4
    Water Utilities                                   1.3
    Diversified Consumer Services                     1.2
    Air Freight & Logistics                           1.2
    Independent Power Producers & Energy Traders      1.2
    Construction Materials                            1.1
    Electric Utilities                                1.1
    Wireless Telecommunication Services               1.0
    Personal Products                                 1.0
    Energy Equipment & Services                       0.9
    Health Care Equipment & Supplies                  0.8
    Industrial Conglomerates                          0.8
    Machinery                                         0.7
    Beverages                                         0.7
    Life Sciences Tools & Services                    0.7
    Distributors                                      0.6
    Airlines                                          0.6
    Multiline Retail                                  0.6
    Computers & Peripherals                           0.6
    Tobacco                                           0.6
    Automobiles                                       0.5
    Gas Utilities                                     0.5
    Leisure Equipment and Products                    0.5
    Media                                             0.4
    Paper & Forest Products                           0.4
    Trading Companies & Distributors                  0.3
    Marine                                            0.3
    Building Products                                 0.3
    Diversified Financial Services                    0.3
    Containers & Packaging                            0.3
    --------------------------------------------------------
    TOTAL INVESTMENTS                               100.0
    NET OTHER ASSETS AND LIABILITIES                  0.0**
                                                ------------
    TOTAL                                           100.0%
                                                ============

**    Amount is less than 0.1%.

Page 96                  See Notes to Financial Statements

                                    This page is intentionally left blank.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

                                                                         FIRST TRUST
                                                                         ASIA PACIFIC        FIRST TRUST         FIRST TRUST
                                                                           EX-JAPAN             EUROPE          LATIN AMERICA
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                             (FPA)              (FEP)                (FLN)
                                                                       ----------------    ----------------    ----------------
ASSETS:
Investments, at value...............................................    $   57,186,454      $  415,050,491      $    8,142,415
Cash  ..............................................................            23,786                  --              45,266
Foreign currency....................................................            23,277               1,087               4,576
Receivables:
      Fund shares sold..............................................                --           8,221,562                  --
      Investment securities sold....................................                --           1,997,557                  --
      Dividends.....................................................            19,213              32,356              13,465
      Dividend reclaims.............................................                --              88,365                  --
Other assets........................................................                --                 348               1,820
                                                                        --------------      --------------      --------------
         TOTAL ASSETS...............................................        57,252,730         425,391,766           8,207,542
                                                                        --------------      --------------      --------------

LIABILITIES:
Due to broker.......................................................            48,589                  --                  --
Due to custodian....................................................                --              28,154                  --
Due to custodian foreign currency...................................                --                  --                  --
Payables:
      Collateral for securities on loan.............................                --          11,266,002                  --
      Investment securities purchased...............................                --           8,371,159                  --
      Investment advisory fees......................................            37,390             245,540               5,523
Other liabilities...................................................                --                  --                  --
                                                                        --------------      --------------      --------------
         TOTAL LIABILITIES..........................................            85,979          19,910,855               5,523
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $   57,166,751      $  405,480,911      $    8,202,019
                                                                        ==============      ==============      ==============

NET ASSETS CONSIST OF:
Paid-in capital.....................................................    $   57,085,350      $  376,334,401      $   10,181,220
Par value...........................................................            20,500             122,500               3,500
Accumulated net investment income (loss)............................          (225,994)           (534,711)              3,422
Accumulated net realized gain (loss) on investments and foreign
   currency transactions............................................        (1,151,903)           (428,909)         (1,494,577)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.....................................         1,438,798          29,987,630            (491,546)
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $   57,166,751      $  405,480,911      $    8,202,019
                                                                        ==============      ==============      ==============
NET ASSET VALUE, per share..........................................    $        27.89      $        33.10      $        23.43
                                                                        ==============      ==============      ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................         2,050,002          12,250,002             350,002
                                                                        ==============      ==============      ==============
Investments, at cost................................................    $   55,747,626      $  385,065,927      $    8,633,436
                                                                        ==============      ==============      ==============
Foreign currency, at cost (proceeds)................................    $       23,281      $        1,088      $        4,580
                                                                        ==============      ==============      ==============
Securities on loan, at value........................................    $           --      $   10,726,044      $           --
                                                                        ==============      ==============      ==============

Page 98                 See Notes to Financial Statements

                                                                                    FIRST TRUST
    FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST          DEVELOPED          FIRST TRUST
       BRAZIL              CHINA               JAPAN            SOUTH KOREA        MARKETS EX-US      EMERGING MARKETS
  ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
       (FBZ)                (FCA)               (FJP)               (FKO)               (FDT)              (FEM)
  ----------------    ----------------    ----------------    ----------------    ----------------    ----------------

   $    5,831,251      $    4,710,997      $  104,266,921      $    5,572,417      $  151,877,424      $  342,924,226
               --               3,661             259,086                  --                 218                  --
            2,226                  --                  --                  --              27,746              31,823

               --                  --          20,724,206                  --                  --             862,763
               --                  --                  --                  --               1,090                  --
           10,228                  --              68,027               4,176              78,817             188,512
               --                  --                  --                  --              60,207                  23
               --                  --                  --                  --               6,267                  --
   --------------      --------------      --------------      --------------      --------------      --------------
        5,843,705           4,714,658         125,318,240           5,576,593         152,051,769         344,007,347
   --------------      --------------      --------------      --------------      --------------      --------------


               --                  --                  --                  --                  --                  --
            4,403                  --                  --               2,523                  --             143,513
               --                  --                  --                  --                  --                  --

               --                  --           1,460,545                  --           4,078,055          12,638,239
               --                  --          20,253,569                  --                  --             871,471
            3,964               3,192              53,969               3,696              97,129             218,142
               --                  --                  --                  --                  --                  --
   --------------      --------------      --------------      --------------      --------------      --------------
            8,367               3,192          21,768,083               6,219           4,175,184          13,871,365
   --------------      --------------      --------------      --------------      --------------      --------------
   $    5,835,338      $    4,711,466      $  103,550,157      $    5,570,374      $  147,876,585      $  330,135,982
   ==============      ==============      ==============      ==============      ==============      ==============


   $    8,819,536      $    6,082,036      $  100,150,390      $    5,667,426      $  143,436,794      $  342,074,397
            3,000               2,000              22,500               2,000              29,020             134,500
           (1,169)            (10,482)            (25,524)            (41,184)           (186,904)           (429,559)

       (2,541,686)         (1,587,798)           (656,540)           (641,476)         (6,332,440)        (12,553,177)

         (444,343)            225,710           4,059,331             583,608          10,930,115             909,821
   --------------      --------------      --------------      --------------      --------------      --------------
   $    5,835,338      $    4,711,466      $  103,550,157      $    5,570,374      $  147,876,585      $  330,135,982
   ==============      ==============      ==============      ==============      ==============      ==============
   $        19.45      $        23.56      $        46.02      $        27.85      $        50.96      $        24.55
   ==============      ==============      ==============      ==============      ==============      ==============

          300,002             200,002           2,250,002             200,002           2,902,000          13,450,002
   ==============      ==============      ==============      ==============      ==============      ==============
   $    6,275,222      $    4,485,287      $  100,206,144      $    4,988,809      $  140,949,100      $  342,008,622
   ==============      ==============      ==============      ==============      ==============      ==============
   $        2,227      $           --      $           --      $           --      $       27,737      $       31,819
   ==============      ==============      ==============      ==============      ==============      ==============
   $           --      $           --      $    1,389,971      $           --      $    3,693,591      $   11,149,060
   ==============      ==============      ==============      ==============      ==============      ==============

                        See Notes to Financial Statements                Page 99

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

DECEMBER 31, 2013

                                                                         FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                           GERMANY              CANADA            AUSTRALIA
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                            (FGM)               (FCAN)              (FAUS)
                                                                       ----------------    ----------------    ----------------
ASSETS:
Investments, at value...............................................    $   49,449,232      $   77,571,490      $    1,492,131
Cash  ..............................................................                --                  --                 438
Foreign currency....................................................             4,263              24,746               4,160
Receivables:
      Fund shares sold..............................................         2,269,601           1,775,250                  --
      Investment securities sold....................................                --                  --               6,418
      Dividends.....................................................                --             156,321               1,604
      Dividend reclaims.............................................            21,603                  --                  43
Other assets........................................................                --                  --                  --
                                                                        --------------      --------------      --------------
         TOTAL ASSETS...............................................        51,744,699          79,527,807           1,504,794
                                                                        --------------      --------------      --------------

LIABILITIES:
Due to broker.......................................................                --                  --                  --
Due to custodian....................................................            43,068              76,541                  --
Due to custodian foreign currency...................................                --                  --                  --
Payables:
      Collateral for securities on loan.............................         1,702,550                  --                  --
      Investment securities purchased...............................         2,273,112           1,774,321               4,160
      Investment advisory fees......................................            23,646              49,327                 994
Other liabilities...................................................                --                  --                  --
                                                                        --------------      --------------      --------------
         TOTAL LIABILITIES..........................................         4,042,376           1,900,189               5,154
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $   47,702,323      $   77,627,618      $    1,499,640
                                                                        ==============      ==============      ==============

NET ASSETS CONSIST OF:
Paid-in capital.....................................................    $   42,729,203      $   76,179,503      $    1,875,222
Par value...........................................................            11,500              21,500                 500
Accumulated net investment income (loss)............................                --                  --              (1,113)
Accumulated net realized gain (loss) on investments and foreign
   currency transactions............................................          (548,013)           (885,449)           (397,838)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.....................................         5,509,633           2,312,064              22,869
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $   47,702,323      $   77,627,618      $    1,499,640
                                                                        ==============      ==============      ==============

NET ASSET VALUE, per share..........................................    $        41.48      $        36.11      $        29.99
                                                                        ==============      ==============      ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................         1,150,002           2,150,002              50,002
                                                                        ==============      ==============      ==============
Investments, at cost................................................    $   43,940,765      $   75,259,612      $    1,469,226
                                                                        ==============      ==============      ==============
Foreign currency, at cost (proceeds)................................    $        4,235      $       24,716      $        4,151
                                                                        ==============      ==============      ==============
Securities on loan, at value........................................    $    1,619,491      $           --      $           --
                                                                        ==============      ==============      ==============

Page 100                 See Notes to Financial Statements

                                                                                    FIRST TRUST         FIRST TRUST
    FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST      DEVELOPED MARKETS    EMERGING MARKETS
   UNITED KINGDOM          TAIWAN            HONG KONG          SWITZERLAND       EX-US SMALL CAP         SMALLCAP
  ALPHADEX(R) FUND    ALPHADEX(R) FUND   ALPHADEX(R) FUND     ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
       (FKU)               (FTW)               (FHK)               (FSZ)               (FDTS)              (FEMS)
  ----------------    ----------------   ----------------     ----------------    ----------------    ----------------

   $   27,576,314      $    1,592,845      $    3,846,773      $   26,545,529      $    3,657,421      $   51,381,483
               --                  --               8,709                  --               2,849             178,601
            1,122                  --               5,815               6,084               1,594                  --

          103,456                  --                  --                  --               6,293                  --
           12,018                  --              10,282                  --                  --                 626
           44,095                  --                  --                  --               2,182              13,520
               28                  --                  --              30,385               1,179                 398
               --                  --                  --                  --                  --                  --
   --------------      --------------      --------------      --------------      --------------      --------------
       27,737,033           1,592,845           3,871,579          26,581,998           3,671,518          51,574,628
   --------------      --------------      --------------      --------------      --------------      --------------


               --                  --                  --                  --                  --                  --
           18,900                 954                  --              54,074                  --                  --
               --                  --                  --                  --                  --               3,389

               --                  --                  --                  --                  --                  --
          103,456                  --               8,683                  --               6,293             146,290
           16,369               1,053               2,571              17,463               2,034              33,625
               --                  --                  --                  --                 543                  --
   --------------      --------------      --------------      --------------      --------------      --------------
          138,725               2,007              11,254              71,537               8,870             183,304
   --------------      --------------      --------------      --------------      --------------      --------------
   $   27,598,308      $    1,590,838      $    3,860,325      $   26,510,461      $    3,662,648      $   51,391,324
   ==============      ==============      ==============      ==============      ==============      ==============


   $   23,943,994      $    1,593,279      $    3,728,238      $   22,574,998      $    3,545,664      $   51,872,602
            6,500                 500               1,000               6,500               1,000              14,500
          (10,378)                (25)             (1,206)           (107,550)             (7,868)            (38,415)

         (259,071)           (157,002)           (191,493)           (235,367)            (81,259)         (1,383,389)

        3,917,263             154,086             323,786           4,271,880             205,111             926,026
   --------------      --------------      --------------      --------------      --------------      --------------
   $   27,598,308      $    1,590,838      $    3,860,325      $   26,510,461      $    3,662,648      $   51,391,324
   ==============      ==============      ==============      ==============      ==============      ==============

   $        42.46      $        31.82      $        38.60      $        40.79      $        36.63      $        35.44
   ==============      ==============      ==============      ==============      ==============      ==============

          650,002              50,002             100,002             650,002             100,002           1,450,002
   ==============      ==============      ==============      ==============      ==============      ==============
   $   23,659,646      $    1,438,759      $    3,522,986      $   22,275,471      $    3,452,385      $   50,455,836
   ==============      ==============      ==============      ==============      ==============      ==============
   $        1,120      $           --      $        5,815      $        5,934      $        1,580      $       (3,763)
   ==============      ==============      ==============      ==============      ==============      ==============
   $           --      $           --      $           --      $           --      $           --      $           --
   ==============      ==============      ==============      ==============      ==============      ==============


                             See Notes to Financial Statements          Page 101

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                         FIRST TRUST
                                                                         ASIA PACIFIC        FIRST TRUST         FIRST TRUST
                                                                           EX-JAPAN             EUROPE          LATIN AMERICA
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                            (FPA)               (FEP)               (FLN)
                                                                       ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends...........................................................    $      565,865      $    2,008,326      $      339,176
Foreign tax withholding.............................................           (19,452)           (181,956)            (18,241)
Securities lending income (net of fees).............................                --               3,903                  --
Other ..............................................................                32                  89                  --
                                                                        --------------      --------------      --------------
      Total investment income.......................................           546,445           1,830,362             320,935
                                                                        --------------      --------------      --------------

EXPENSES:
Investment advisory fees............................................           191,674             927,112              88,373
Excise tax expense..................................................                --                  --                 892
Other ..............................................................                --                  --                 130
                                                                        --------------      --------------      --------------
      Total expenses................................................           191,674             927,112              89,395
                                                                        --------------      --------------      --------------
NET INVESTMENT INCOME (LOSS)........................................           354,771             903,250             231,540
                                                                        --------------      --------------      --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................          (623,672)            288,966            (876,406)
      In-kind redemptions...........................................           430,624           8,188,054             265,687
      Foreign currency transactions.................................           (14,425)            (70,751)            (13,033)
                                                                        --------------      --------------      --------------
Net realized gain (loss)............................................          (207,473)          8,406,269            (623,752)
                                                                        --------------      --------------      --------------
Net increase from payment by the advisor............................                --              42,521                  --
                                                                        --------------      --------------      --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................           831,264          28,559,339            (912,222)
      Foreign currency translation..................................               (14)              3,060                (609)
                                                                        --------------      --------------      --------------
Net change in unrealized appreciation (depreciation)................           831,250          28,562,399            (912,831)
                                                                        --------------      --------------      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           623,777          37,011,189          (1,536,583)
                                                                        --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................    $      978,548      $   37,914,439      $   (1,305,043)
                                                                        ==============      ==============      ==============


Page 102                 See Notes to Financial Statements

                                                                                    FIRST TRUST         FIRST TRUST
    FIRST TRUST         FIRST TRUST        FIRST TRUST          FIRST TRUST          DEVELOPED            EMERGING
       BRAZIL              CHINA              JAPAN             SOUTH KOREA        MARKETS EX-US          MARKETS
  ALPHADEX(R) FUND    ALPHADEX(R) FUND   ALPHADEX(R) FUND     ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
       (FBZ)               (FCA)              (FJP)                (FKO)               (FDT)               (FEM)
  ----------------    ----------------   ----------------     ----------------    ----------------    ----------------

   $      198,723      $      191,450     $       573,838      $       26,430      $    2,800,045      $    5,682,383
          (11,489)             (7,462)            (42,665)             (4,798)           (225,044)           (466,091)
               --                  --                 727                  --              37,964             136,006
               --                  --                  --                 458                  81                  --
   --------------      --------------      --------------      --------------      --------------      --------------
          187,234             183,988             531,900              22,090           2,613,046           5,352,298
   --------------      --------------      --------------      --------------      --------------      --------------


           46,603              50,397             248,328              25,028             876,885           1,523,668
              852                  --                  --                  --                  --               1,376
               --                  --                  --                  --                  --                 283
   --------------      --------------      --------------      --------------      --------------      --------------
           47,455              50,397             248,328              25,028             876,885           1,525,327
   --------------      --------------      --------------      --------------      --------------      --------------
          139,779             133,591             283,572              (2,938)          1,736,161           3,826,971
   --------------      --------------      --------------      --------------      --------------      --------------



         (538,233)           (636,191)           (189,462)            (93,506)         (1,352,921)         (5,631,235)
               --             171,128           2,062,381                  --          14,281,570           2,104,682
           (5,049)               (622)            (18,050)             (9,381)            (93,202)            (93,925)
   --------------      --------------      --------------      --------------      --------------      --------------
         (543,282)           (465,685)          1,854,869            (102,887)         12,835,447          (3,620,478)
   --------------      --------------      --------------      --------------      --------------      --------------
               --                  --               7,227                  --              15,029                  --
   --------------      --------------      --------------      --------------      --------------      --------------

         (443,597)           (275,806)          4,165,727             413,126           4,167,709         (10,479,207)
             (497)                 --              (1,351)              1,794               2,009              (5,941)
   --------------      --------------      --------------      --------------      --------------      --------------
         (444,094)           (275,806)          4,164,376             414,920           4,169,718         (10,485,148)
   --------------      --------------      --------------      --------------      --------------      --------------
         (987,376)           (741,491)          6,026,472             312,033          17,020,194         (14,105,626)
   --------------      --------------      --------------      --------------      --------------      --------------

   $     (847,597)     $     (607,900)     $    6,310,044      $      309,095      $   18,756,355      $  (10,278,655)
   ==============      ==============      ==============      ==============      ==============      ==============


                         See Notes to Financial Statements              Page 103

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                         FIRST TRUST         FIRST TRUST          FIRST TRUST
                                                                           GERMANY              CANADA             AUSTRALIA
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                            (FGM)               (FCAN)              (FAUS)
                                                                       ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends ..........................................................    $      459,681      $    1,142,403      $       82,523
Foreign tax withholding.............................................           (50,060)           (171,356)             (1,219)
Securities lending income (net of fees).............................             1,013                  --                  --
Other ..............................................................                --                  --                  --
                                                                        --------------      --------------      --------------
      Total investment income.......................................           410,634             971,047              81,304
                                                                        --------------      --------------      --------------

EXPENSES:
Investment advisory fees............................................           147,576             269,723              16,639
Excise tax expense..................................................                --                 174                 103
Other ..............................................................                --                  --                  --
                                                                        --------------      --------------      --------------
      Total expenses................................................           147,576             269,897              16,742
                                                                        --------------      --------------      --------------
NET INVESTMENT INCOME (LOSS)........................................           263,058             701,150              64,562
                                                                        --------------      --------------      --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................          (329,519)           (530,565)           (142,759)
      In-kind redemptions...........................................           558,726           1,196,182             445,412
      Foreign currency transactions.................................              (774)             (2,613)             (2,437)
                                                                        --------------      --------------      --------------
Net realized gain (loss)............................................           228,433             663,004             300,216
                                                                        --------------      --------------      --------------
Net increase from payment by the advisor............................                --                  --                  --
                                                                        --------------      --------------      --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................         4,766,797           1,875,536            (289,014)
      Foreign currency translation..................................               993                 262                 (21)
                                                                        --------------      --------------      --------------
Net change in unrealized appreciation (depreciation)................         4,767,790           1,875,798            (289,035)
                                                                        --------------      --------------      --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................         4,996,223           2,538,802              11,181
                                                                        --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................    $    5,259,281      $    3,239,952      $       75,743
                                                                        ==============      ==============      ==============

Page 104                  See Notes to Financial Statements

                                                                                    FIRST TRUST         FIRST TRUST
    FIRST TRUST         FIRST TRUST        FIRST TRUST          FIRST TRUST      DEVELOPED MARKETS    EMERGING MARKETS
   UNITED KINGDOM          TAIWAN           HONG KONG           SWITZERLAND       EX-US SMALL CAP         SMALLCAP
  ALPHADEX(R) FUND    ALPHADEX(R) FUND   ALPHADEX(R) FUND     ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
       (FKU)               (FTW)              (FHK)                (FSZ)               (FDTS)              (FEMS)
  ----------------    ----------------   ----------------     ----------------    ----------------    ----------------

   $      619,738      $       46,161     $        64,459      $      434,574      $       61,245      $      607,347
               --              (9,545)                 --             (21,535)             (5,164)            (45,336)
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                 213                  --
   --------------      --------------      --------------      --------------      --------------      --------------
          619,738              36,616              64,459             413,039              56,294             562,011
   --------------      --------------      --------------      --------------      --------------      --------------


          139,884              12,134              17,005             138,674              17,207             170,423
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
   --------------      --------------      --------------      --------------      --------------      --------------
          139,884              12,134              17,005             138,674              17,207             170,423
   --------------      --------------      --------------      --------------      --------------      --------------
          479,854              24,482              47,454             274,365              39,087             391,588
   --------------      --------------      --------------      --------------      --------------      --------------



          (72,195)            (13,630)            (55,873)             19,443             130,110          (1,021,547)
         1,231,657                 --             296,730             271,304             (17,010)                 --
               (9)                (30)                (10)             (1,575)              1,349             (34,357)
   --------------      --------------      --------------      --------------      --------------      --------------
        1,159,453             (13,660)            240,847             289,172             114,449          (1,055,904)
   --------------      --------------      --------------      --------------      --------------      --------------
               --                  --                  --                 --                   --                  --
   --------------      --------------      --------------      --------------      --------------      --------------

        2,921,274             132,361              39,308           3,700,136             120,597             663,622
              420                  (5)                 (1)              1,742                  69                 358
   --------------      --------------      --------------      --------------      --------------      --------------
        2,921,694             132,356              39,307           3,701,878             120,666             663,980
   --------------      --------------      --------------      --------------      --------------      --------------
        4,081,147             118,696             280,154           3,991,050             235,115            (391,924)
   --------------      --------------      --------------      --------------      --------------      --------------

   $    4,561,001      $      143,178      $      327,608      $    4,265,415      $      274,202      $         (336)
   ==============      ==============      ==============      ==============      ==============      ==============


                         See Notes to Financial Statements              Page 105

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

STATEMENTS OF CHANGES IN NET ASSETS

                                                      FIRST TRUST ASIA PACIFIC EX-                 FIRST TRUST EUROPE
                                                      JAPAN ALPHADEX(R) FUND (FPA)               ALPHADEX(R) FUND (FEP)
                                                  ------------------------------------    ------------------------------------

                                                     FOR THE YEAR       FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                         ENDED              ENDED               ENDED               ENDED
                                                      12/31/2013         12/31/2012          12/31/2013          12/31/2012
                                                  ----------------    ----------------    ----------------    ----------------
OPERATIONS:
      Net investment income (loss)..............  $        354,771    $         48,412    $        903,250    $         83,137
      Net realized gain (loss)..................          (207,473)            102,610           8,406,269             236,018
      Net change in unrealized appreciation
         (depreciation).........................           831,250             901,343          28,562,399           1,686,947
      Net increase from payment by the advisor..                --                  --              42,521                  --
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from operations..............           978,548           1,052,365          37,914,439           2,006,102
                                                  ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income.....................          (653,496)            (67,541)         (1,820,846)           (111,606)
      Return of capital.........................                --                  --                  --                  --
                                                  ----------------    ----------------    ----------------    ----------------
      Total distributions to shareholders.......          (653,496)            (67,541)         (1,820,846)           (111,606)
                                                  ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold.................        61,406,500          13,034,356         399,047,908          25,981,219
      Cost of shares redeemed...................       (18,329,948)         (2,541,805)        (60,481,172)         (2,454,180)
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from shareholder
         transactions...........................        43,076,552          10,492,551         338,566,736          23,527,039
                                                  ----------------    ----------------    ----------------    ----------------
      Total increase (decrease) in net assets...        43,401,604          11,477,375         374,660,329          25,421,535

NET ASSETS:
      Beginning of period.......................        13,765,147           2,287,772          30,820,582           5,399,047
                                                  ----------------    ----------------    ----------------    ----------------
      End of period.............................  $     57,166,751    $     13,765,147        $405,480,911    $     30,820,582
                                                  ================    ================    ================    ================
      Accumulated net investment income (loss)
         at end of period.......................  $       (225,994)   $        (19,642)     $     (534,711)   $        (10,135)
                                                  ================    ================    ================    ================
CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of period...           500,002             100,002           1,200,002             250,002
      Shares sold...............................         2,250,000             500,000          13,000,000           1,050,000
      Shares redeemed...........................          (700,000)           (100,000)         (1,950,000)           (100,000)
                                                  ----------------    ----------------    ----------------    ----------------
      Shares outstanding, end of period.........         2,050,002             500,002          12,250,002           1,200,002
                                                  ================    ================    ================    ================

Page 106                  See Notes to Financial Statements


   FIRST TRUST LATIN AMERICA           FIRST TRUST BRAZIL              FIRST TRUST CHINA               FIRST TRUST JAPAN
     ALPHADEX(R) FUND (FLN)          ALPHADEX(R) FUND (FBZ)          ALPHADEX(R) FUND (FCA)          ALPHADEX(R) FUND (FJP)
 ------------------------------  ------------------------------  ------------------------------  ------------------------------

  FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
     ENDED           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
   12/31/2013      12/31/2012      12/31/2013      12/31/2012      12/31/2013      12/31/2012      12/31/2013      12/31/2012
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

 $      231,540  $      147,236  $      139,779  $      259,728  $      133,591  $       52,708  $      283,572  $       41,893
       (623,752)       (318,715)       (543,282)     (1,881,349)       (465,685)       (585,535)      1,854,869        (473,776)

       (912,831)        715,388        (444,094)      1,894,574        (275,806)      1,225,073       4,164,376         284,973
             --              --              --              --              --             787           7,227              --
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

     (1,305,043)        543,909        (847,597)        272,953        (607,900)        693,033       6,310,044       ( 146,910)
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

       (230,491)       (131,037)       (138,606)       (263,262)       (143,451)        (52,465)       (301,221)        (43,306)
             --              --              --              --              --          (2,691)             --              --
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
       (230,491)       (131,037)       (138,606)       (263,262)       (143,451)        (55,156)       (301,221)        (43,306)
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

      5,234,322       6,472,079         965,386              --       8,588,601       1,201,191     106,751,061              --
     (4,805,682)             --              --      (1,065,727)     (6,837,545)     (1,077,188)    (10,984,215)     (1,816,558)
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------


        428,640       6,472,079         965,386      (1,065,727)      1,751,056         124,003      95,766,846      (1,816,558)
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
     (1,106,894)      6,884,951         (20,817)     (1,056,036)        999,705         761,880     101,775,669      (2,006,774)


      9,308,913       2,423,962       5,856,155       6,912,191       3,711,761       2,949,881       1,774,488       3,781,262
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
 $    8,202,019  $    9,308,913  $    5,835,338  $    5,856,155  $    4,711,466  $    3,711,761  $  103,550,157  $    1,774,488
 ==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============

 $        3,422  $       13,079  $       (1,169) $        1,855  $      (10,482) $           --  $      (25,524) $         (817)
 ==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============

        350,002         100,002         250,002         300,002         150,002         150,002          50,002         100,002
        200,000         250,000          50,000              --         350,000          50,000       2,450,000              --
       (200,000)             --              --         (50,000)       (300,000)        (50,000)       (250,000)        (50,000)
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
        350,002         350,002         300,002         250,002         200,002         150,002       2,250,002          50,002
 ==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============



                        See Notes to Financial Statements               Page 107

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

                                                        FIRST TRUST SOUTH KOREA              FIRST TRUST DEVELOPED MARKETS
                                                         ALPHADEX(R) FUND (FKO)               EX-US ALPHADEX(R) FUND (FDT)
                                                  ------------------------------------    ------------------------------------

                                                     FOR THE YEAR       FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                         ENDED              ENDED               ENDED               ENDED
                                                      12/31/2013         12/31/2012          12/31/2013          12/31/2012
                                                  ----------------    ----------------    ----------------    ----------------
OPERATIONS:
      Net investment income (loss)..............  $         (2,938)   $          7,582    $      1,736,161    $      1,179,368
      Net realized gain (loss)..................          (102,887)           (322,344)         12,835,447             486,900
      Net change in unrealized appreciation
         (depreciation).........................           414,920             527,018           4,169,718           8,009,818
      Net increase from payment by the advisor..                --                  --              15,029                  --
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from operations..............           309,095             212,256          18,756,355           9,676,086
                                                  ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income.....................           (28,910)             (7,766)         (2,329,036)         (1,510,854)
      Return of capital.........................                --              (4,599)                 --                  --
                                                  ----------------    ----------------    ----------------    ----------------
      Total distributions to shareholders.......           (28,910)            (12,365)         (2,329,036)         (1,510,854)
                                                  ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold.................         2,655,945           1,299,538         120,243,317         112,463,205
      Cost of shares redeemed...................                --                  --         (81,143,285)        (45,623,789)
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from shareholder
         transactions...........................         2,655,945           1,299,538          39,100,032          66,839,416
                                                  ----------------    ----------------    ----------------    ----------------
      Total increase (decrease) in net assets...         2,936,130           1,499,429          55,527,351          75,004,648

NET ASSETS:
      Beginning of period.......................         2,634,244           1,134,815          92,349,234          17,344,586
                                                  ----------------    ----------------    ----------------    ----------------
      End of period.............................  $      5,570,374    $      2,634,244    $    147,876,585    $     92,349,234
                                                  ================    ================    ================    ================
      Accumulated net investment income (loss)
         at end of period.......................  $        (41,184)   $           (308)   $       (186,904)   $       (253,131)
                                                  ================    ================    ================    ================
CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of period...           100,002              50,002           2,102,000             452,000
      Shares sold...............................           100,000              50,000           2,500,000           2,750,000
      Shares redeemed...........................                --                  --          (1,700,000)         (1,100,000)
                                                  ----------------    ----------------    ----------------    ----------------
      Shares outstanding, end of period.........           200,002             100,002           2,902,000           2,102,000
                                                  ================    ================    ================    ================


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

Page 108                See Notes to Financial Statements


  FIRST TRUST EMERGING MARKETS        FIRST TRUST GERMANY              FIRST TRUST CANADA            FIRST TRUST AUSTRALIA
     ALPHADEX(R) FUND (FEM)          ALPHADEX(R) FUND (FGM)         ALPHADEX(R) FUND (FCAN)         ALPHADEX(R) FUND (FAUS)
 ------------------------------  ------------------------------  ------------------------------  ------------------------------
                                                 FOR THE PERIOD                  FOR THE PERIOD                  FOR THE PERIOD
  FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    2/14/2012 (a)   FOR THE YEAR    2/14/2012 (a)   FOR THE YEAR    2/14/2012 (a)
     ENDED           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
   12/31/2013      12/31/2012      12/31/2013      12/31/2012      12/31/2013      12/31/2012      12/31/2013      12/31/2012
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

 $    3,826,971  $    2,258,672  $      263,058  $       51,179  $      701,150  $       53,243  $       64,562  $      124,055
     (3,620,478)     (2,750,244)        228,433         (84,576)        663,004        (101,231)        300,216        (156,641)

    (10,485,148)     12,675,950       4,767,790         741,843       1,875,798         436,266        (289,035)        311,904
             --           5,335              --              --              --              --              --              --
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

    (10,278,655)     12,189,713       5,259,281         708,446       3,239,952         388,278          75,743         279,318
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

     (4,245,401)     (2,312,146)       (329,096)        (49,359)       (734,151)        (73,386)        (69,887)       (156,473)
             --              --              --         (11,517)             --              --              --              --
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
     (4,245,401)     (2,312,146)       (329,096)        (60,876)       (734,151)        (73,386)        (69,887)       (156,473)
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

    277,023,556     131,884,147      41,085,819       5,836,444      89,988,029       9,183,436       1,598,877       4,464,790
    (61,587,539)    (35,753,919)     (3,326,627)     (1,471,068)    (22,770,439)     (1,594,101)     (3,226,415)     (1,466,313)
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------


    215,436,017      96,130,228      37,759,192       4,365,376      67,217,590       7,589,335      (1,627,538)      2,998,477
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
    200,911,961     106,007,795      42,689,377       5,012,946      69,723,391       7,904,227      (1,621,682)      3,121,322


    129,224,021      23,216,226       5,012,946              --       7,904,227              --       3,121,322              --
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
 $  330,135,982  $  129,224,021  $   47,702,323  $    5,012,946  $   77,627,618  $    7,904,227  $    1,499,640  $    3,121,322
 ==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============

 $     (429,559) $      (46,548) $           --  $          (94) $           --  $      (19,927) $       (1,113) $      (33,565)
 ==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============

      4,950,002       1,050,002         150,002              --         250,002              --         100,002              --
     11,050,000       5,400,000       1,100,000         200,002       2,600,000         300,002          50,000         150,002
    (2,550,000)      (1,500,000)       (100,000)        (50,000)       (700,000)        (50,000)       (100,000)        (50,000)
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
     13,450,002       4,950,002       1,150,002         150,002       2,150,002         250,002          50,002         100,002
 ==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============



                        See Notes to Financial Statements               Page 109

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

                                                       FIRST TRUST UNITED KINGDOM                  FIRST TRUST TAIWAN
                                                         ALPHADEX(R) FUND (FKU)                  ALPHADEX(R) FUND (FTW)
                                                  ------------------------------------    ------------------------------------
                                                                       FOR THE PERIOD                          FOR THE PERIOD
                                                     FOR THE YEAR       2/14/2012 (a)       FOR THE YEAR        2/14/2012 (a)
                                                         ENDED              ENDED               ENDED               ENDED
                                                      12/31/2013         12/31/2012          12/31/2013          12/31/2012
                                                  ----------------    ----------------    ----------------    ----------------
OPERATIONS:
      Net investment income (loss)..............  $        479,854    $        137,305    $         24,482    $         62,666
      Net realized gain (loss)..................         1,159,453            (157,654)            (13,660)           (146,439)
      Net change in unrealized appreciation
         (depreciation).........................         2,921,694             995,569             132,356              21,730
      Net increase from payment by the advisor..                --                  --                  --                  --
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from operations..............         4,561,001             975,220             143,178             (62,043)
                                                  ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income.....................          (540,327)           (143,687)            (24,477)            (56,771)
      Return of capital.........................                --                  --              (3,094)            (12,390)
                                                  ----------------    ----------------    ----------------    ----------------
      Total distributions to shareholders.......          (540,327)           (143,687)            (27,571)            (69,161)
                                                  ----------------    ----------------    ----------------    ----------------
SHAREHOLDER TRANSACTIONS:
      Proceeds from shares sold.................        25,330,693           5,975,267                  --           3,017,325
      Cost of shares redeemed...................        (8,559,859)                 --                  --          (1,410,890)
                                                  ----------------    ----------------    ----------------    ----------------
      Net increase (decrease) in net assets
         resulting from shareholder
         transactions...........................        16,770,834           5,975,267                  --           1,606,435
                                                  ----------------    ----------------    ----------------    ----------------
      Total increase (decrease) in net assets...        20,791,508           6,806,800             115,607           1,475,231

NET ASSETS:
      Beginning of period.......................         6,806,800                  --           1,475,231                  --
                                                  ----------------    ----------------    ----------------    ----------------
      End of period.............................  $     27,598,308    $      6,806,800    $      1,590,838    $      1,475,231
                                                  ================    ================    ================    ================
      Accumulated net investment income (loss)
         at end of period.......................  $        (10,378)   $         (5,991)   $            (25)   $             --
                                                  ================    ================    ================    ================
CHANGES IN SHARES OUTSTANDING:
      Shares outstanding, beginning of period...           200,002                  --              50,002                  --
      Shares sold...............................           700,000             200,002                  --             100,002
      Shares redeemed...........................          (250,000)                 --                  --             (50,000)
                                                  ----------------    ----------------    ----------------    ----------------
      Shares outstanding, end of period.........           650,002             200,002              50,002              50,002
                                                  ================    ================    ================    ================


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

Page 110                See Notes to Financial Statements


     FIRST TRUST HONG KONG          FIRST TRUST SWITZERLAND      FIRST TRUST DEVELOPED MARKETS    FIRST TRUST EMERGING MARKETS
           HONG KONG                      SWITZERLAND                   EX-US SMALL CAP                    SMALL CAP
     ALPHADEX(R) FUND (FHK)          ALPHADEX(R) FUND (FSZ)         ALPHADEX(R) FUND (FDTS)         ALPHADEX(R) FUND (FEMS)
 ------------------------------  ------------------------------  ------------------------------  ------------------------------
                 FOR THE PERIOD                  FOR THE PERIOD                  FOR THE PERIOD                  FOR THE PERIOD
  FOR THE YEAR    2/14/2012 (a)   FOR THE YEAR    2/14/2012 (a)   FOR THE YEAR    2/14/2012 (a)   FOR THE YEAR    2/14/2012 (a)
     ENDED           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
   12/31/2013      12/31/2012      12/31/2013      12/31/2012      12/31/2013      12/31/2012      12/31/2013      12/31/2012
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

 $       47,454  $       59,888  $      274,365  $       69,209  $       39,087  $       52,712  $      391,588  $       56,283
        240,847          19,678         289,172        (256,369)        114,449        (136,498)     (1,055,904)        (85,807)

         39,307         284,479       3,701,878         570,002         120,666          84,445         663,980         262,046
             --              --              --              --              --              --              --              --
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

        327,608         364,045       4,265,415         382,842         274,202             659            (336)        232,522
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

       (48,937)         (66,867)       (353,792)        (98,626)        (57,811)        (70,627)       (586,896)        (60,976)
             --              --              --              --              --              --              --              --
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
       (48,937)         (66,867)       (353,792)        (98,626)        (57,811)        (70,627)       (586,896)        (60,976)
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------

      3,635,264       3,019,060      19,421,365       4,572,590       3,415,893       3,067,124      50,270,365       3,036,330
     (1,781,997)     (1,587,851)     (1,679,333)             --      (1,494,408)     (1,472,384)             --      (1,499,685)
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------


      1,853,267       1,431,209      17,742,032       4,572,590       1,921,485       1,594,740      50,270,365       1,536,645
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
      2,131,938       1,728,387      21,653,655       4,856,806       2,137,876       1,524,772      49,683,133       1,708,191


      1,728,387              --       4,856,806              --       1,524,772              --       1,708,191              --
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
 $    3,860,325  $    1,728,387  $   26,510,461  $    4,856,806  $    3,662,648  $    1,524,772  $   51,391,324  $    1,708,191
 ==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============

 $       (1,206) $       (6,949) $     (107,550) $      (29,664) $       (7,868) $       (1,102) $      (38,415) $          165
 ==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============

         50,002              --         150,002              --          50,002              --          50,002              --
        100,000         100,002         550,000         150,002         100,000         100,002       1,400,000         100,002
        (50,000)        (50,000)        (50,000)             --         (50,000)        (50,000)             --         (50,000)
 --------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
        100,002          50,002         650,002         150,002         100,002          50,002       1,450,002          50,002
 ==============  ==============  ==============  ==============  ==============  ==============  ==============  ==============


                        See Notes to Financial Statements               Page 111

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX(R) FUND (FPA)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2013          12/31/2012          12/31/2011
                                           ----------------    ----------------    ----------------
Net asset value, beginning of period          $    27.53          $    22.88          $    29.83
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.54                0.44                0.30
Net realized and unrealized gain (loss)             0.48                4.65               (6.76)
                                              ----------          ----------          ----------
Total from investment operations                    1.02                5.09               (6.46)
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.66)              (0.44)              (0.36)
Return of capital                                     --                  --               (0.13)
                                              ----------          ----------          ----------
Total distributions                                (0.66)              (0.44)              (0.49)
                                              ----------          ----------          ----------
Net asset value, end of period                $    27.89          $    27.53          $    22.88
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                    3.83%              22.54%             (21.78)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   57,167          $   13,765          $    2,288
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               1.48%               1.39%               1.60% (c)
Portfolio turnover rate (d)                          118%                105%                 49%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 112                  See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST EUROPE ALPHADEX(R) FUND (FEP)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2013          12/31/2012          12/31/2011
                                           ----------------    ----------------    ----------------
Net asset value, beginning of period          $    25.68          $    21.60          $    29.10
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.45                0.54                0.51
Net realized and unrealized gain (loss)             7.49                4.10               (7.52)
                                              ----------          ----------          ----------
Total from investment operations                    7.94                4.64               (7.01)
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.52)              (0.56)              (0.49)
                                              ----------          ----------          ----------
Net asset value, end of period                $    33.10          $    25.68          $    21.60
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                   31.33%(c)           21.98%             (24.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  405,481          $   30,821          $    5,399
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (d)
Ratio of net investment income (loss) to
   average net assets                               0.78%               1.51%               2.81% (d)
Portfolio turnover rate (e)                           94%                 74%                 27%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) The Fund received a reimbursement from the advisor in the amount of $42,521. The reimbursement from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements               Page 113

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LATIN AMERICA ALPHADEX(R) FUND (FLN)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2013          12/31/2012          12/31/2011
                                           ----------------    ----------------    ----------------
Net asset value, beginning of period          $    26.60          $    24.24          $    29.70
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.48                0.86                0.76
Net realized and unrealized gain (loss)            (3.17)               2.30               (5.63)
                                              ----------          ----------          ----------
Total from investment operations                   (2.69)               3.16               (4.87)
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.48)              (0.80)              (0.59)
                                              ----------          ----------          ----------
Net asset value, end of period                $    23.43          $    26.60          $    24.24
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                  (10.17)%             13.35%             (16.41)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    8,202          $    9,309          $    2,424
Ratio of total expenses to average net assets       0.81%               0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               2.10%               3.24%               3.97% (c)
Portfolio turnover rate (d)                          138%                117%                 54%

FIRST TRUST BRAZIL ALPHADEX(R) FUND (FBZ)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2013          12/31/2012          12/31/2011
                                           ----------------    ----------------    ----------------
Net asset value, beginning of period          $    23.42          $    23.04          $    29.69
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.53                0.92                0.43
Net realized and unrealized gain (loss)            (3.97)               0.38               (6.79)
                                              ----------          ----------          ----------
Total from investment operations                   (3.44)               1.30               (6.36)
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.53)              (0.92)              (0.29)
                                              ----------          ----------          ----------
Net asset value, end of period                $    19.45          $    23.42          $    23.04
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                  (14.72)%              5.80%            (21.43)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    5,835          $    5,856          $    6,912
Ratio of total expenses to average net assets       0.81%               0.81%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               2.40%               3.87%               2.71% (c)
Portfolio turnover rate (d)                           85%                 98%                 46%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 114                  See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CHINA ALPHADEX(R) FUND (FCA)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2013          12/31/2012          12/31/2011
                                           ----------------    ----------------    ----------------
Net asset value, beginning of period          $    24.74          $    19.67          $    29.90
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.62                0.35                0.45
Net realized and unrealized gain (loss)            (1.13)               5.09              (10.23)
                                              ----------          ----------          ----------
Total from investment operations                   (0.51)               5.44               (9.78)
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.67)              (0.35)              (0.45)
Return of capital                                     --               (0.02)                 --
                                              ----------          ----------          ----------
Total distributions                                (0.67)              (0.37)              (0.45)
                                              ----------          ----------          ----------
Net asset value, end of period                $    23.56          $    24.74          $    19.67
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                   (1.63)%             28.05% (c)         (33.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    4,711          $    3,712          $    2,950
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (d)
Ratio of net investment income (loss) to
   average net assets                               2.12%               1.77%               2.56% (d)
Portfolio turnover rate (e)                          110%                117%                 60%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) The Fund received a reimbursement from the advisor in the amount of $787. The reimbursement from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements               Page 115

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST JAPAN ALPHADEX(R) FUND (FJP)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2013          12/31/2012          12/31/2011
                                           ----------------    ----------------    ----------------
Net asset value, beginning of period          $    35.49          $    37.81          $    39.90
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.33                0.55                0.17
Net realized and unrealized gain (loss)            10.53               (2.29)              (2.03)
                                              ----------          ----------          ----------
Total from investment operations                   10.86               (1.74)              (1.86)
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.33)              (0.58)              (0.23)
                                              ----------          ----------          ----------
Net asset value, end of period                $    46.02          $    35.49          $    37.81
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                   30.66% (e)          (4.60)%             (4.66)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  103,550          $    1,774          $    3,781
Ratio of total expenses to average net assets       0.80%               0.80%               0.80%  (c)
Ratio of net investment income (loss) to
   average net assets                               0.91%               1.41%               0.61%  (c)
Portfolio turnover rate (d)                           51%                127%                 43%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e) The Fund received a reimbursement from the advisor in the amount of $7,227. The reimbursement from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.



Page 116                   See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SOUTH KOREA ALPHADEX(R) FUND (FKO)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2013          12/31/2012          12/31/2011
                                           ----------------    ----------------    ----------------
Net asset value, beginning of period          $    26.34          $    22.70          $    30.11
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.04                0.16               (0.10)
Net realized and unrealized gain (loss)             1.67                3.73               (6.74)
                                              ----------          ----------          ----------
Total from investment operations                    1.71                3.89               (6.84)
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.20)              (0.16)              (0.13)
Return of capital                                     --               (0.09)              (0.44)
                                              ----------          ----------          ----------
Total distributions                                (0.20)              (0.25)              (0.57)
                                              ----------          ----------          ----------
Net asset value, end of period                $    27.85          $    26.34          $    22.70
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                    6.54%              17.32%             (22.71)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    5,570          $    2,634          $    1,135
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                             (0.09)%               0.63%              (0.32)% (c)
Portfolio turnover rate (d)                           66%                 79%                123%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements               Page 117

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX(R) FUND (FDT)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2013          12/31/2012          12/31/2011
                                           ----------------    ----------------    ----------------
Net asset value, beginning of period          $    43.93          $    38.37          $    49.13
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.80                0.73                0.50
Net realized and unrealized gain (loss)             7.20                5.69              (10.69)
                                              ----------          ----------          ----------
Total from investment operations                    8.00                6.42              (10.19)
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.97)              (0.86)              (0.42)
Return of capital                                     --                  --               (0.15)
                                              ----------          ----------          ----------
Total distributions                                (0.97)              (0.86)              (0.57)
                                              ----------          ----------          ----------
Net asset value, end of period                $    50.96          $    43.93          $    38.37
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                   18.40% (c)          16.97%             (20.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  147,877          $   92,349          $   17,345
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (d)
Ratio of net investment income (loss) to
   average net assets                               1.58%               1.83%               1.31% (d)
Portfolio turnover rate (e)                          109%                161%                 67%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) The Fund received a reimbursement from the advisor in the amount of $15,029. The reimbursement from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 118                   See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST EMERGING MARKETS ALPHADEX(R) FUND (FEM)

                                                                                    FOR THE PERIOD
                                                 YEAR                YEAR            4/18/2011 (a)
                                                 ENDED               ENDED              THROUGH
                                              12/31/2013          12/31/2012          12/31/2011
                                           ----------------    ----------------    ----------------
Net asset value, beginning of period          $    26.11          $    22.11          $    29.05
                                              ----------          ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.62                0.56                0.25
Net realized and unrealized gain (loss)            (1.53)               4.02               (6.98)
                                              ----------          ----------          ----------
Total from investment operations                   (0.91)               4.58               (6.73)
                                              ----------          ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.65)              (0.58)              (0.21)
                                              ----------          ----------          ----------
Net asset value, end of period                $    24.55          $    26.11          $    22.11
                                              ==========          ==========          ==========
TOTAL RETURN (b)                                   (3.35)%             21.03% (c)         (23.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  330,136          $  129,224          $   23,216
Ratio of total expenses to average net assets       0.80%               0.80%               0.80% (d)
Ratio of net investment income (loss) to
   average net assets                               2.01%               2.62%               3.09% (d)
Portfolio turnover rate (e)                          132%                145%                 56%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) The Fund received a reimbursement from the advisor in the amount of $5,335. The reimbursement from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements               Page 119

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST GERMANY ALPHADEX(R) FUND (FGM)

                                                                FOR THE PERIOD
                                                 YEAR            2/14/2012 (a)
                                                 ENDED              THROUGH
                                              12/31/2013          12/31/2012
                                           ----------------    ----------------
Net asset value, beginning of period          $    33.42          $    30.00
                                              ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.60                0.35
Net realized and unrealized gain (loss)             8.12                3.48
                                              ----------          ----------
Total from investment operations                    8.72                3.83
                                              ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.66)              (0.33)
Return of capital                                     --               (0.08)
                                              ----------          ----------
Total distributions                                (0.66)              (0.41)
                                              ----------          ----------
Net asset value, end of period                $    41.48          $    33.42
                                              ==========          ==========
TOTAL RETURN (b)                                   26.61%              13.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   47,702          $    5,013
Ratio of total expenses to average net assets       0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               1.43%               1.51% (c)
Portfolio turnover rate (d)                           50%                 52%


FIRST TRUST CANADA ALPHADEX(R) FUND (FCAN)

                                                                FOR THE PERIOD
                                                 YEAR            2/14/2012 (a)
                                                 ENDED              THROUGH
                                              12/31/2013          12/31/2012
                                           ----------------    ----------------
Net asset value, beginning of period          $    31.62          $    29.85
                                              ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.53                0.30
Net realized and unrealized gain (loss)             4.43                1.85
                                              ----------          ----------
Total from investment operations                    4.96                2.15
                                              ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.47)              (0.38)
                                              ----------          ----------
Net asset value, end of period                $    36.11          $    31.62
                                              ==========          ==========
TOTAL RETURN (b)                                   15.75%               7.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   77,628          $    7,904
Ratio of total expenses to average net assets       0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               2.08%               1.36% (c)
Portfolio turnover rate (d)                           47%                 66%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 120                  See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST AUSTRALIA ALPHADEX(R) FUND (FAUS)

                                                                FOR THE PERIOD
                                                 YEAR            2/14/2012 (a)
                                                 ENDED              THROUGH
                                              12/31/2013          12/31/2012
                                           ----------------    ----------------
Net asset value, beginning of period          $    31.21          $    30.00
                                              ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.62                1.24
Net realized and unrealized gain (loss)            (0.78)               1.53
                                              ----------          ----------
Total from investment operations                   (0.16)               2.77
                                              ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (1.06)              (1.56)
                                              ----------          ----------
Net asset value, end of period                $    29.99          $    31.21
                                              ==========          ==========
TOTAL RETURN (b)                                   (0.61)%              9.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    1,500          $    3,121
Ratio of total expenses to average net assets       0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               3.10%               4.63% (c)
Portfolio turnover rate (d)                           92%                 62%


FIRST TRUST UNITED KINGDOM ALPHADEX(R) FUND (FKU)

                                                                FOR THE PERIOD
                                                 YEAR            2/14/2012 (a)
                                                 ENDED              THROUGH
                                              12/31/2013          12/31/2012
                                           ----------------    ----------------
Net asset value, beginning of period          $    34.03          $    30.12
                                              ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.92                0.83
Net realized and unrealized gain (loss)             8.50                3.94
                                              ----------          ----------
Total from investment operations                    9.42                4.77
                                              ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.99)              (0.86)
                                              ----------          ----------
Net asset value, end of period                $    42.46          $    34.03
                                              ==========          ==========
TOTAL RETURN (b)                                   28.17%              16.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   27,598          $    6,807
Ratio of total expenses to average net assets       0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               2.74%               3.07% (c)
Portfolio turnover rate (d)                           63%                 42%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements               Page 121

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TAIWAN ALPHADEX(R) FUND (FTW)

                                                                FOR THE PERIOD
                                                 YEAR            2/14/2012 (a)
                                                 ENDED              THROUGH
                                              12/31/2013          12/31/2012
                                           ----------------    ----------------
Net asset value, beginning of period          $    29.50          $    30.00
                                              ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.49                0.68
Net realized and unrealized gain (loss)             2.38               (0.49)
                                              ----------          ----------
Total from investment operations                    2.87                0.19
                                              ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.49)              (0.57)
Return of capital                                  (0.06)              (0.12)
                                              ----------          ----------
Total distributions                                (0.55)              (0.69)
                                              ----------          ----------
Net asset value, end of period                $    31.82          $    29.50
                                              ==========          ==========
TOTAL RETURN (b)                                    9.80%               0.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    1,591          $    1,475
Ratio of total expenses to average net assets       0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               1.61%               2.84% (c)
Portfolio turnover rate (d)                           70%                 85%


FIRST TRUST HONG KONG ALPHADEX(R) FUND (FHK)

                                                                FOR THE PERIOD
                                                 YEAR            2/14/2012 (a)
                                                 ENDED              THROUGH
                                              12/31/2013          12/31/2012
                                           ----------------    ----------------
Net asset value, beginning of period          $    34.57          $    30.19
                                              ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.92                0.70
Net realized and unrealized gain (loss)             3.98                4.52
                                              ----------          ----------
Total from investment operations                    4.90                5.22
                                              ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.87)              (0.84)
                                              ----------          ----------
Net asset value, end of period                $    38.60          $    34.57
                                              ==========          ==========
TOTAL RETURN (b)                                   14.42%              17.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    3,860          $    1,728
Ratio of total expenses to average net assets       0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               2.23%               2.56% (c)
Portfolio turnover rate (d)                           57%                 46%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 122                   See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SWITZERLAND ALPHADEX(R) FUND (FSZ)

                                                                FOR THE PERIOD
                                                 YEAR            2/14/2012 (a)
                                                 ENDED              THROUGH
                                              12/31/2013          12/31/2012
                                           ----------------    ----------------
Net asset value, beginning of period          $    32.38          $    30.11
                                              ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.82                0.47
Net realized and unrealized gain (loss)             8.38                2.47
                                              ----------          ----------
Total from investment operations                    9.20                2.94
                                              ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.79)              (0.67)
                                              ----------          ----------
Net asset value, end of period                $    40.79          $    32.38
                                              ==========          ==========
TOTAL RETURN (b)                                   28.89%              10.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   26,510          $    4,857
Ratio of total expenses to average net assets       0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               1.58%               1.86% (c)
Portfolio turnover rate (d)                           49%                 36%


FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX(R) FUND (FDTS)

                                                                FOR THE PERIOD
                                                 YEAR            2/15/2012 (a)
                                                 ENDED              THROUGH
                                              12/31/2013          12/31/2012
                                           ----------------    ----------------
Net asset value, beginning of period          $    30.49          $    30.48
                                              ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.49                0.65
Net realized and unrealized gain (loss)             6.31                0.37
                                              ----------          ----------
Total from investment operations                    6.80                1.02
                                              ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.66)              (1.01)
                                              ----------          ----------
Net asset value, end of period                $    36.63          $    30.49
                                              ==========          ==========
TOTAL RETURN (b)                                   22.56%               3.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    3,663          $    1,525
Ratio of total expenses to average net assets       0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               1.82%               2.41% (c)
Portfolio turnover rate (d)                          171%                183%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements               Page 123

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX(R) FUND (FEMS)

                                                                FOR THE PERIOD
                                                 YEAR            2/15/2012 (a)
                                                 ENDED              THROUGH
                                              12/31/2013          12/31/2012
                                           ----------------    ----------------
Net asset value, beginning of period          $    34.16          $    30.27
                                              ----------          ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        0.50                0.59
Net realized and unrealized gain (loss)             1.42                3.98
                                              ----------          ----------
Total from investment operations                    1.92                4.57
                                              ----------          ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.64)              (0.68)
                                              ----------          ----------
Net asset value, end of period                $    35.44          $    34.16
                                              ==========          ==========
TOTAL RETURN (b)                                    5.65%              15.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $   51,391          $    1,708
Ratio of total expenses to average net assets       0.80%               0.80% (c)
Ratio of net investment income (loss) to
   average net assets                               1.84%               2.53% (c)
Portfolio turnover rate (d)                          144%                162%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 124                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2013

                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 3, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of the following eighteen funds. The shares of each fund are listed and traded on the NYSE Arca, Inc.

      First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund - (ticker "FPA")
      First Trust Europe AlphaDEX(R) Fund - (ticker "FEP")
      First Trust Latin America AlphaDEX(R) Fund - (ticker "FLN")
      First Trust Brazil AlphaDEX(R) Fund - (ticker "FBZ")
      First Trust China AlphaDEX(R) Fund - (ticker "FCA")
      First Trust Japan AlphaDEX(R) Fund - (ticker "FJP")
      First Trust South Korea AlphaDEX(R) Fund - (ticker "FKO")
      First Trust Developed Markets Ex-US AlphaDEX(R) Fund - (ticker "FDT") First Trust Emerging Markets AlphaDEX(R) Fund - (ticker "FEM")
      First Trust Germany AlphaDEX(R) Fund - (ticker "FGM")
      First Trust Canada AlphaDEX(R) Fund - (ticker "FCAN")
      First Trust Australia AlphaDEX(R) Fund - (ticker "FAUS")
      First Trust United Kingdom AlphaDEX(R) Fund - (ticker "FKU")
      First Trust Taiwan AlphaDEX(R) Fund - (ticker "FTW")
      First Trust Hong Kong AlphaDEX(R) Fund - (ticker "FHK")
      First Trust Switzerland AlphaDEX(R) Fund - (ticker "FSZ")
      First Trust Developed Markets ex-US Small Cap AlphaDEX(R)
         Fund - (ticker "FDTS")
      First Trust Emerging Markets Small Cap AlphaDEX(R) Fund - (ticker "FEMS")

Each fund represents a separate series of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


FUND                                                               INDEX
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                 Defined Asia Pacific Ex-Japan
Index First Trust Europe AlphaDEX(R) Fund                          Defined Europe Index
First Trust Latin America AlphaDEX(R) Fund                         Defined Latin America Index
First Trust Brazil AlphaDEX(R) Fund                                Defined Brazil Index
First Trust China AlphaDEX(R) Fund                                 Defined China Index
First Trust Japan AlphaDEX(R) Fund                                 Defined Japan Index
First Trust South Korea AlphaDEX(R) Fund                           Defined South Korea Index
First Trust Developed Markets Ex-US AlphaDEX(R) Fund               Defined Developed Markets Ex-US Index
First Trust Emerging Markets AlphaDEX(R) Fund                      Defined Emerging Markets Index
First Trust Germany AlphaDEX(R) Fund                               Defined Germany Index
First Trust Canada AlphaDEX(R) Fund                                Defined Canada Index
First Trust Australia AlphaDEX(R) Fund                             Defined Australia Index
First Trust United Kingdom AlphaDEX(R) Fund                        Defined United Kingdom Index
First Trust Taiwan AlphaDEX(R) Fund                                Defined Taiwan Index
First Trust Hong Kong AlphaDEX(R) Fund                             Defined Hong Kong Index
First Trust Switzerland AlphaDEX(R) Fund                           Defined Switzerland Index
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund     Defined Developed Markets ex-US Small Cap Index
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund            Defined Emerging Markets Small Cap Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2013

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined at that time. Domestic securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. All securities and other assets of each Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. Market quotations and prices used to value each Fund's investments are primarily obtained from third party pricing services. Each Fund's securities will be valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the mean of the bid and the asked prices, if available, and otherwise at the closing bid price.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)  the type of security;

      2)  the size of the holding;

      3)  the initial cost of the security;

      4)  transactions in comparable securities;

      5)  price quotes from dealers and/or pricing services;

      6)  relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)  an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)  ADR trading of similar securities;

      3)  closed-end fund trading of similar securities;

      4)  foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)  factors relating to the event that precipitated the pricing problem;

      7)  whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between the Fund's performance and the performance of its underlying index.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2013

Because foreign markets may be open on different days than the days during which investors may purchase the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o   Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2013, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REIT's fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

D. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2013

to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years.

The Funds adopted the disclosure requirement on netting for the current reporting period. This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

E. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Fund.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2013, only FEP, FJP, FDT, FEM and FGM have securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

F. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2013


The tax character of distributions paid by each Fund during the year ended December 31, 2013 was as follows:


                                                                     Distributions      Distributions        Distributions
                                                                       paid from          paid from            paid from
                                                                       Ordinary            Capital             Return of
                                                                        Income              Gains               Capital
                                                                   ----------------   ----------------     ----------------

First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $    653,496         $     --             $      --
First Trust Europe AlphaDEX(R) Fund                                      1,820,846               --                    --
First Trust Latin America AlphaDEX(R) Fund                                 230,491               --                    --
First Trust Brazil AlphaDEX(R) Fund                                        138,606               --                    --
First Trust China AlphaDEX(R) Fund                                         143,451               --                    --
First Trust Japan AlphaDEX(R) Fund                                         301,221               --                    --
First Trust South Korea AlphaDEX(R) Fund                                    28,910               --                    --
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                     2,329,036               --                    --
First Trust Emerging Markets AlphaDEX(R) Fund                            4,245,401               --                    --
First Trust Germany AlphaDEX(R) Fund                                       329,096               --                    --
First Trust Canada AlphaDEX(R) Fund                                        734,151               --                    --
First Trust Australia AlphaDEX(R) Fund                                      69,887               --                    --
First Trust United Kingdom AlphaDEX(R) Fund                                540,327               --                    --
First Trust Taiwan AlphaDEX(R) Fund                                         24,477               --                 3,094
First Trust Hong Kong AlphaDEX(R) Fund                                      48,937               --                    --
First Trust Switzerland AlphaDEX(R) Fund                                   353,792               --                    --
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund              57,811               --                    --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                    586,896               --                    --


The tax character of distributions paid by each Fund during the year ended
December 31, 2012 was as follows:


                                                                     Distributions      Distributions        Distributions
                                                                       paid from          paid from            paid from
                                                                       Ordinary            Capital             Return of
                                                                        Income              Gains               Capital
                                                                   ----------------   ----------------     ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $     67,541         $     --             $      --
First Trust Europe AlphaDEX(R) Fund                                        111,606               --                    --
First Trust Latin America AlphaDEX(R) Fund                                 131,037               --                    --
First Trust Brazil AlphaDEX(R) Fund                                        263,262               --                    --
First Trust China AlphaDEX(R) Fund                                          52,465               --                 2,691
First Trust Japan AlphaDEX(R) Fund                                          43,306               --                    --
First Trust South Korea AlphaDEX(R) Fund                                     7,766               --                 4,599
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                     1,510,854               --                    --
First Trust Emerging Markets AlphaDEX(R) Fund                            2,312,146               --                    --
First Trust Germany AlphaDEX(R) Fund                                        49,359               --                11,517
First Trust Canada AlphaDEX(R) Fund                                         73,386               --                    --
First Trust Australia AlphaDEX(R) Fund                                     156,473               --                    --
First Trust United Kingdom AlphaDEX(R) Fund                                143,687               --                    --
First Trust Taiwan AlphaDEX(R) Fund                                         56,771               --                12,390
First Trust Hong Kong AlphaDEX(R) Fund                                      66,867               --                    --
First Trust Switzerland AlphaDEX(R) Fund                                    98,626               --                    --
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund              70,627               --                    --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                     60,976               --                    --


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2013

As of December 31, 2013, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                         Accumulated              Net
                                                                     Undistributed       Capital and          Unrealized
                                                                       Ordinary             Other            Appreciation
                                                                        Income           Gain (Loss)        (Depreciation)
                                                                   ----------------   ----------------     ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $        517       $  (951,152)         $ 1,011,536
First Trust Europe AlphaDEX(R) Fund                                        462,006                --           28,562,004
First Trust Latin America AlphaDEX(R) Fund                                   3,422        (1,342,761)            (643,362)
First Trust Brazil AlphaDEX(R) Fund                                             --        (2,397,805)            (589,393)
First Trust China AlphaDEX(R) Fund                                              --        (1,582,055)             209,485
First Trust Japan AlphaDEX(R) Fund                                         116,183          (507,746)           3,768,830
First Trust South Korea AlphaDEX(R) Fund                                    14,256          (614,393)             501,085
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                            --        (5,543,172)           9,953,943
First Trust Emerging Markets AlphaDEX(R) Fund                                   --       (10,288,509)          (1,784,406)
First Trust Germany AlphaDEX(R) Fund                                            --          (435,281)           5,396,901
First Trust Canada AlphaDEX(R) Fund                                             --          (861,126)           2,287,741
First Trust Australia AlphaDEX(R) Fund                                          --          (396,617)              20,568
First Trust United Kingdom AlphaDEX(R) Fund                                 23,431          (241,728)           3,866,111
First Trust Taiwan AlphaDEX(R) Fund                                             --          (155,428)             152,487
First Trust Hong Kong AlphaDEX(R) Fund                                          --          (188,373)             319,460
First Trust Switzerland AlphaDEX(R) Fund                                    19,128          (194,395)           4,104,230
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund               6,183           (74,895)             184,696
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                     78,264        (1,302,133)             728,091

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2011, 2012 and 2013 remain open to federal and state audit. As of December 31, 2013, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At December 31, 2013, for federal income tax purposes, each Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryfowards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2013

                                                                     Capital Loss
                                                                       Available
                                                                   ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                     $    951,152
First Trust Europe AlphaDEX(R) Fund                                              --
First Trust Latin America AlphaDEX(R) Fund                                1,342,761
First Trust Brazil AlphaDEX(R) Fund                                       2,397,190
First Trust China AlphaDEX(R) Fund                                        1,580,331
First Trust Japan AlphaDEX(R) Fund                                          507,746
First Trust South Korea AlphaDEX(R) Fund                                    614,393
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                      5,543,172
First Trust Emerging Markets AlphaDEX(R) Fund                            10,277,379
First Trust Germany AlphaDEX(R) Fund                                        435,281
First Trust Canada AlphaDEX(R) Fund                                         861,126
First Trust Australia AlphaDEX(R) Fund                                      395,537
First Trust United Kingdom AlphaDEX(R) Fund                                 241,728
First Trust Taiwan AlphaDEX(R) Fund                                         155,403
First Trust Hong Kong AlphaDEX(R) Fund                                      187,991
First Trust Switzerland AlphaDEX(R) Fund                                    194,395
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund               74,895
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                   1,302,133


Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the year ended December 31, 2013, the Funds incurred and elected to defer net ordinary losses as follows:

                                                                    Ordinary Losses
                                                                   ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                     $         --
First Trust Europe AlphaDEX(R) Fund                                              --
First Trust Latin America AlphaDEX(R) Fund                                       --
First Trust Brazil AlphaDEX(R) Fund                                             615
First Trust China AlphaDEX(R) Fund                                            1,724
First Trust Japan AlphaDEX(R) Fund                                               --
First Trust South Korea AlphaDEX(R) Fund                                         --
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                             --
First Trust Emerging Markets AlphaDEX(R) Fund                                11,130
First Trust Germany AlphaDEX(R) Fund                                             --
First Trust Canada AlphaDEX(R) Fund                                              --
First Trust Australia AlphaDEX(R) Fund                                        1,080
First Trust United Kingdom AlphaDEX(R) Fund                                      --
First Trust Taiwan AlphaDEX(R) Fund                                              25
First Trust Hong Kong AlphaDEX(R) Fund                                          382
First Trust Switzerland AlphaDEX(R) Fund                                         --
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                   --
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                          --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2013

In order to present paid-in capital, accumulated net investment income (loss), and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the year ended December 31, 2013, the adjustments for each Fund were as follows:

                                                                                         Accumulated
                                                                      Accumulated       Net Realized
                                                                    Net Investment     Gain (Loss) on           Paid-in
                                                                     Income (Loss)       Investments            Capital
                                                                   ----------------   ----------------     ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                    $     92,373         $  (473,594)         $   381,221
First Trust Europe AlphaDEX(R) Fund                                        393,020          (8,304,776)           7,911,756
First Trust Latin America AlphaDEX(R) Fund                                 (10,706)           (247,052)             257,758
First Trust Brazil AlphaDEX(R) Fund                                         (4,197)              5,049                (852)
First Trust China AlphaDEX(R) Fund                                            (622)           (156,292)             156,914
First Trust Japan AlphaDEX(R) Fund                                          (7,058)         (1,982,392)           1,989,450
First Trust South Korea AlphaDEX(R) Fund                                    (9,028)              9,028                   --
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                       659,102         (14,332,513)          13,673,411
First Trust Emerging Markets AlphaDEX(R) Fund                               35,419          (2,022,312)           1,986,893
First Trust Germany AlphaDEX(R) Fund                                        66,132            (535,454)             469,322
First Trust Canada AlphaDEX(R) Fund                                         52,928          (1,148,981)           1,096,053
First Trust Australia AlphaDEX(R) Fund                                      37,777            (424,903)             387,126
First Trust United Kingdom AlphaDEX(R) Fund                                 56,086          (1,260,479)           1,204,393
First Trust Taiwan AlphaDEX(R) Fund                                            (30)                 30                   --
First Trust Hong Kong AlphaDEX(R) Fund                                       7,226            (297,693)             290,467
First Trust Switzerland AlphaDEX(R) Fund                                     1,541            (268,417)             266,876
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund              11,958              12,859              (24,817)
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                    156,728            (156,728)                  --

H. EXPENSES

Expenses that are directly related to the Funds are charged to First Trust Advisors L.P. ("First Trust" or the "Advisor") pursuant to the Investment Management Agreement, with the exception of Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest and extraordinary expenses, which are paid by each respective Fund.

First Trust Portfolios L.P. ("FTP") has entered into licensing agreements with Standard & Poor's Financial Services LLC ("Licensor") for the Funds. The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

First Trust is paid an annual unitary management fee of 0.80% of each Fund's average daily net assets. First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, including any compensation to Trustees, and excluding Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

During the year ended December 31, 2013, FEP, FDT, and FJP received a payment from the Advisor of $42,521, $15,029 and $7,227, respectively, in connection with a trade error. During the year ended December 31, 2012, FEM and FCA received a payment from the Advisor of $5,335 and $787, respectively, in connection with a trade error.

The Trust has multiple service agreements with BBH. Under the servicing agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BBH is responsible for custody of the Trust's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Trust.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2013

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman served two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                  Purchases               Sales
                                                                               ----------------      ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                               $  43,741,153         $  29,165,530
First Trust Europe AlphaDEX(R) Fund                                                148,187,036           116,496,609
First Trust Latin America AlphaDEX(R) Fund                                          15,747,454            15,166,323
First Trust Brazil AlphaDEX(R) Fund                                                  5,961,021             4,971,058
First Trust China AlphaDEX(R) Fund                                                   6,578,980             6,633,887
First Trust Japan AlphaDEX(R) Fund                                                  18,734,584            16,803,376
First Trust South Korea AlphaDEX(R) Fund                                             4,578,009             2,119,912
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                               140,157,781           118,981,348
First Trust Emerging Markets AlphaDEX(R) Fund                                      297,902,537           254,943,371
First Trust Germany AlphaDEX(R) Fund                                                 9,637,621             9,682,857
First Trust Canada AlphaDEX(R) Fund                                                 16,123,147            16,211,468
First Trust Australia AlphaDEX(R) Fund                                               1,898,932             1,892,175
First Trust United Kingdom AlphaDEX(R) Fund                                         10,871,939            10,900,054
First Trust Taiwan AlphaDEX(R) Fund                                                  1,070,069             1,073,848
First Trust Hong Kong AlphaDEX(R) Fund                                               1,272,832             1,275,703
First Trust Switzerland AlphaDEX(R) Fund                                             8,412,234             8,467,614
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                       3,934,126             3,716,642
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                             41,771,791            30,697,640


For the year ended December 31, 2013, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                  Purchases               Sales
                                                                               ----------------      ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                               $  40,886,332         $  12,577,491
First Trust Europe AlphaDEX(R) Fund                                                364,647,252            60,410,295
First Trust Latin America AlphaDEX(R) Fund                                           1,601,944             1,805,379
First Trust Brazil AlphaDEX(R) Fund                                                        --                     --
First Trust China AlphaDEX(R) Fund                                                   8,583,400             6,790,087
First Trust Japan AlphaDEX(R) Fund                                                 104,042,668            10,973,337
First Trust South Korea AlphaDEX(R) Fund                                               162,737                   --
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                96,819,226            79,226,158
First Trust Emerging Markets AlphaDEX(R) Fund                                      217,937,327            45,603,581
First Trust Germany AlphaDEX(R) Fund                                                41,111,479             3,333,258
First Trust Canada AlphaDEX(R) Fund                                                 89,686,312            22,464,535
First Trust Australia AlphaDEX(R) Fund                                               1,590,567             3,223,345
First Trust United Kingdom AlphaDEX(R) Fund                                         25,319,575             8,588,457
First Trust Taiwan AlphaDEX(R) Fund                                                        --                     --
First Trust Hong Kong AlphaDEX(R) Fund                                               3,623,791             1,780,757
First Trust Switzerland AlphaDEX(R) Fund                                            19,448,744             1,680,318
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                       2,903,877             1,219,260
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                             38,956,549                   --

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2013


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of a Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

                                                                                   Creation             Redemption
                                                                                 Transaction           Transaction
                                                                                     Fees                  Fees
                                                                               ----------------      ----------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                               $       3,500        $        3,500
First Trust Europe AlphaDEX(R) Fund                                                      4,000                 4,000
First Trust Latin America AlphaDEX(R) Fund                                               2,500                 2,500
First Trust Brazil AlphaDEX(R) Fund                                                      2,500                 2,500
First Trust China AlphaDEX(R) Fund                                                       2,000                 2,000
First Trust Japan AlphaDEX(R) Fund                                                       1,000                 1,000
First Trust South Korea AlphaDEX(R) Fund                                                 1,500                 1,500
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                     5,500                 5,500
First Trust Emerging Markets AlphaDEX(R) Fund                                            7,000                 7,000
First Trust Germany AlphaDEX(R) Fund                                                     1,000                 1,000
First Trust Canada AlphaDEX(R) Fund                                                        500                   500
First Trust Australia AlphaDEX(R) Fund                                                   1,200                 1,200
First Trust United Kingdom AlphaDEX(R) Fund                                                500                   500
First Trust Taiwan AlphaDEX(R) Fund                                                      1,600                 1,600
First Trust Hong Kong AlphaDEX(R) Fund                                                   1,600                 1,600
First Trust Switzerland AlphaDEX(R) Fund                                                 1,000                 1,000
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                           9,000                 9,000
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                  9,000                 9,000

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                               DECEMBER 31, 2013


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before May 31, 2014.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II:

We have audited the accompanying statements of assets and liabilities of First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund, First Trust Europe AlphaDEX(R) Fund, First Trust Latin America AlphaDEX(R) Fund, First Trust Brazil AlphaDEX(R) Fund, First Trust China AlphaDEX(R) Fund, First Trust Japan AlphaDEX(R) Fund, First Trust South Korea AlphaDEX(R) Fund, First Trust Developed Markets Ex-US AlphaDEX(R) Fund, First Trust Emerging Markets AlphaDEX(R) Fund, First Trust Germany AlphaDEX(R) Fund, First Trust Canada AlphaDEX(R) Fund, First Trust Australia AlphaDEX(R) Fund, First Trust United Kingdom AlphaDEX(R) Fund, First Trust Taiwan AlphaDEX(R) Fund, First Trust Hong Kong AlphaDEX(R) Fund, First Trust Switzerland AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund, and First Trust Emerging Markets Small Cap AlphaDEX(R) Fund, each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund II (the "Fund"), including the portfolios of investments, as of December 31, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded AlphaDEX(R) Fund II, as of December 31, 2013, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 25, 2014

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2013, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                             Dividends Received Deduction
                                                         ------------------------------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                         0.00%
First Trust Europe AlphaDEX(R) Fund                                        0.00%
First Trust Latin America AlphaDEX(R) Fund                                 0.00%
First Trust Brazil AlphaDEX(R) Fund                                        0.00%
First Trust China AlphaDEX(R) Fund                                         0.00%
First Trust Japan AlphaDEX(R) Fund                                         0.00%
First Trust South Korea AlphaDEX(R) Fund                                   0.00%
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                       0.00%
First Trust Emerging Markets AlphaDEX(R) Fund                              0.00%
First Trust Germany AlphaDEX(R) Fund                                       0.00%
First Trust Canada AlphaDEX(R) Fund                                        0.00%
First Trust Australia AlphaDEX(R) Fund                                     0.00%
First Trust United Kingdom AlphaDEX(R) Fund                                0.00%
First Trust Taiwan AlphaDEX(R) Fund                                        0.00%
First Trust Hong Kong AlphaDEX(R) Fund                                     0.00%
First Trust Switzerland AlphaDEX(R) Fund                                   0.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund             0.00%
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                    0.00%


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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2013 (UNAUDITED)


For the taxable year ended December 31, 2013, the following percentage of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                               Qualified Dividend Income
                                                         ------------------------------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                        32.15%
First Trust Europe AlphaDEX(R) Fund                                       83.81%
First Trust Latin America AlphaDEX(R) Fund                                28.90%
First Trust Brazil AlphaDEX(R) Fund                                        0.00%
First Trust China AlphaDEX(R) Fund                                        45.74%
First Trust Japan AlphaDEX(R) Fund                                       100.00%
First Trust South Korea AlphaDEX(R) Fund                                  86.61%
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                      83.65%
First Trust Emerging Markets AlphaDEX(R) Fund                             66.00%
First Trust Germany AlphaDEX(R) Fund                                     100.00%
First Trust Canada AlphaDEX(R) Fund                                       83.71%
First Trust Australia AlphaDEX(R) Fund                                   100.00%
First Trust United Kingdom AlphaDEX(R) Fund                               93.66%
First Trust Taiwan AlphaDEX(R) Fund                                        0.00%
First Trust Hong Kong AlphaDEX(R) Fund                                     0.00%
First Trust Switzerland AlphaDEX(R) Fund                                 100.00%
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund            57.24%
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                   29.04%


The following Funds meet the requirements of Section 853 of the Internal Revenue Code and elect to pass through to their shareholders credit for foreign taxes paid. The total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                      Gross Foreign Income               Gross Foreign Taxes
                                                                 ------------------------------    ------------------------------
                                                                       Amount       Per Share           Amount        Per Share
                                                                 ------------------------------    ------------------------------
First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                 $    565,865     $    0.28        $     18,143     $    0.02
First Trust Europe AlphaDEX(R) Fund                                   1,914,280          0.16             174,399          0.05
First Trust Latin America AlphaDEX(R) Fund                              339,176          0.97              18,241          0.04
First Trust Brazil AlphaDEX(R) Fund                                     198,723          0.66              11,489          0.04
First Trust China AlphaDEX(R) Fund                                      191,450          0.96               7,238          0.03
First Trust Japan AlphaDEX(R) Fund                                      573,838          0.26              42,572          0.05
First Trust South Korea AlphaDEX(R) Fund                                 26,430          0.13               4,551          0.03
First Trust Developed Markets Ex-US AlphaDEX(R) Fund                  2,564,447          0.88             219,544          0.09
First Trust Emerging Markets AlphaDEX(R) Fund                         5,502,550          0.41             385,933          0.06
First Trust Germany AlphaDEX(R) Fund                                    459,681          0.40              50,060          0.10
First Trust Canada AlphaDEX(R) Fund                                   1,142,403          0.53             171,301          0.11
First Trust Australia AlphaDEX(R) Fund                                   82,523          1.65               1,219          0.02
First Trust United Kingdom AlphaDEX(R) Fund                             619,738          0.95                  --            --
First Trust Taiwan AlphaDEX(R) Fund                                      46,161          0.92                  --            --
First Trust Hong Kong AlphaDEX(R) Fund                                   64,459          0.64                  --            --
First Trust Switzerland AlphaDEX(R) Fund                                434,574          0.67              21,535          0.05
First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund           61,245          0.61               4,947          0.06
First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                 607,347          0.42              20,317          0.02


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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2013 (UNAUDITED)


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II.

The following summarizes some of the risks that should be considered for the Funds. Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on an exchange may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

Each Fund's shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

You should anticipate that the value of each Fund's shares will decline more or less in correlation with any decline in the value of the Fund's corresponding Index.

Each Fund's return may not match the return of the Fund's corresponding Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Fund's corresponding Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Fund's corresponding Index or the ratios between the securities included in the Index.

Each Fund is exposed to additional market risk due to the Funds' policy of investing principally in the securities included in each Fund's corresponding Index. As a result of this policy, securities held by the Funds will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund's corresponding Index.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended.

Each Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

The Funds rely on a license with the Index Provider that permits the Funds to use the Index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Funds. Such license may be terminated by the Index Provider and, as a result, the Funds may lose their ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property to First Trust for use by the Funds. Accordingly in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Funds.

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Each Fund may invest in Depositary Receipts, which may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2013 (UNAUDITED)

depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

The Funds are not actively managed. The Funds invests in securities included in or representative of its Index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

Each Fund is subject to the risk of inflation, which is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because each Fund's NAV is determined on the basis of U.S. dollars and the Funds invest in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

Certain of the Funds currently intend to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in such a Fund may be less tax-efficient than an investment in a more conventional exchange-traded fund. Exchange-traded funds are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because certain of the Funds currently intend to effect a significant portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gains on these sales by such a Fund will generally cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gains sooner than would otherwise be required if it were to distribute portfolio securities in-kind. Such Funds generally intend to distribute these gains to shareholders to avoid being taxed on these gains at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different exchange-traded fund. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. Brazil may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of a Fund's shares than for more conventional exchange-traded funds.

The First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund invests in securities issued by companies operating in the Asia Pacific region. The Fund is more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia Pacific region than a fund that is more geographically diversified. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The respective stock markets tend to have a larger prevalence of smaller companies that are inherently more volatile and less liquid than larger comparables. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region. The Fund invests heavily in companies operating in South Korea and Hong Kong. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula. Hong Kong companies are subject to risks related to Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

The First Trust Europe AlphaDEX(R) Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single transnational currency. The Euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences.

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2013 (UNAUDITED)

The First Trust Latin America AlphaDEX(R) Fund invests in securities issued by companies operating in Latin America. The Fund is therefore subject to certain risks associated specifically with this region. The value of Fund shares may be adversely affected by political, economic, and social instability; inadequate investor protection; changes in laws or regulations of countries within Latin America; international relations with other nations; natural disasters; corruption and military activity. The economies of many Latin American countries differ from the economies of more developed countries in many respects. Certain Latin American countries are highly dependent upon and may be affected by developments in the United States, Europe and other Latin American economies. The Fund invests heavily in companies operating in Brazil. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices. Brazilian securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States.

The First Trust Brazil AlphaDEX(R) Fund invests in companies that are operating in Brazil. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices. Brazilian securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like Brazil.

The First Trust China AlphaDEX(R) Fund may invest in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Therefore, H shares may be susceptible to greater price fluctuations. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. Chinese securities may also be subject to greater restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like China.

The First Trust Japan AlphaDEX(R) Fund, First Trust Developed Markets Ex-US AlphaDEX(R) Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund and First Trust Emerging Markets Small Cap AlphaDEX(R) Fund invest in common stock of companies operating in Japan. Because Japan's economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan's economy, and may continue to do so.

The First Trust South Korea AlphaDEX(R) Fund invests in common stock of companies that are domiciled in South Korea. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea's economy is also dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula. South Korean securities may also be subject to restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government

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                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2013 (UNAUDITED)

supervision and regulation of exchanges than in the United States. These risks may be heightened for securities of companies located in, or with significant operations in, an emerging market country like South Korea.

The First Trust Germany AlphaDEX(R) Fund invests in securities of companies that are domiciled or operating in Germany. Investing in securities of German companies involves additional risks, including, but not limited to: significant demographic challenges to sustained long-term growth; low fertility rates and declining net immigration putting pressure on the country's social welfare system; and the costly and time-consuming modernization and integration of the eastern German economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of Germany and the surrounding region.

The First Trust Canada AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Canada. Investing in securities of Canadian companies may involve additional risks. The Canadian and U.S. economies are closely integrated and Canada therefore relies on significant investment from U.S. sources. As a major producer of forest products, metals, agricultural products and energy-related products, Canada is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Continued demands by the Province of Quebec for sovereignty could significantly affect the Canadian market, particularly if such demands are met. In addition, a small number of industries represent a large portion of the Canadian market.

The First Trust Australia AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Australia. Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by the Fund.

The First Trust United Kingdom AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in a country that is part of the United Kingdom (i.e., England, Ireland, Scotland and Wales) and is therefore subject to certain risks associated with the United Kingdom and Europe as a whole. The United Kingdom is a member of the European Union ("EU"), and consequently, is a part of one of the largest common markets in the world. However, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and the rest of Europe and their effect on securities issued by United Kingdom companies impossible to predict. Despite the fact that the United Kingdom did not convert to the Euro, the European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the United Kingdom and the surrounding region.

The First Trust Taiwan AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in the Taiwan. Certain characteristics of Taiwan's economy and geographic location also subject the Fund to certain risks. Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan's economy also is intricately linked with economies of other Asian countries, which are often emerging market economies that often experience over-extensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Political and social unrest in other Asian countries could cause further economic and market uncertainty in Taiwan. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the United States, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy. Taiwan's geographic proximity to the People's Republic of China and Taiwan's history of political contention with China have resulted in ongoing tensions with China, including the continual risk of military conflict with China. These tensions may materially affect the Taiwanese economy and securities markets.

The First Trust Hong Kong AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Hong Kong and is therefore subject to certain risks associated specifically with Hong Kong, including Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

The First Trust Switzerland AlphaDEX(R) Fund invests in securities issued by companies that are domiciled or operating in Switzerland and is therefore subject to certain risks associated with Switzerland and Europe as a whole. Although Switzerland is not a member of the EU, the Swiss economy is dependent on the economies of other European nations as key trading partners. Any

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2013 (UNAUDITED)

reduction in spending by other European countries could have a negative effect on the Swiss economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the surrounding region. The ongoing implementation of the EU provisions and Euro conversion process may materially impact revenues, expenses or income and increase competition for other European companies, which could have an effect on the Swiss economy, and in turn, the securities in which the Fund invests.

Funds may be more susceptible to any single economic, political or regulatory occurrence affecting one or more of these and to the issuers, experience increased volatility and be highly concentrated in certain issues.

Each Fund invests in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. Some of these risks may include, but are not limited to, the following: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of a Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make distribution payments to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease a Fund's return. These risks may be more pronounced to the extent that a Fund invests a significant amount of its assets in companies located in one country.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

-------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2013 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                   FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                  PRINCIPAL OCCUPATIONS              OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST         APPOINTED                    DURING PAST 5 YEARS                 TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician; President, Wheaton Orthopedics;          105        None
c/o First Trust Advisors L.P.                      Co-Owner and Co-Director (January 1996
120 East Liberty Drive,        o Since Inception   to May 2007), Sports Med Center for
  Suite 400                                        Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                  Estate Limited Partnership; Member,
D.O.B.: 04/51                                      Sportsmed LLC


Thomas R. Kadlec, Trustee      o Indefinite Term   President (March 2010 to Present), Senior           105        Director of ADM
c/o First Trust Advisors L.P.                      Vice President and Chief Financial Officer                     Investor Services,
120 East Liberty Drive,        o Since Inception   (May 2007 to March 2010), Vice President                       Inc. and ADM
  Suite 400                                        and Chief Financial Officer (1990 to May                       Investor Services,
Wheaton, IL 60187                                  2007), ADM Investor Services, Inc. (Futures                    International
D.O.B.: 11/57                                      Commission Merchant)


Robert F. Keith, Trustee       o Indefinite Term   President (2003 to Present), Hibs                   105        Director of Trust
c/o First Trust Advisors L.P.                      Enterprises (Financial and Management                          Company of
120 East Liberty Drive,        o Since Inception   Consulting)                                                    Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee       o Indefinite Term   President and Chief Executive Officer (June         105        Director of
c/o First Trust Advisors L.P.                      2012 to Present), Dew Learning LLC                             Covenant
120 East Liberty Drive,        o Since Inception   (Educational Products and Services); President                 Transport Inc.
  Suite 400                                        (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee     o Indefinite Term   Chief Executive Officer (December 2010              105        None
and Chairman of the Board                          to Present), President (until December
120 East Liberty Drive,        o Since Inception   2010), First Trust Advisors L.P. and First
  Suite 400                                        Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                  Board of Directors, BondWave LLC
D.O.B.: 09/55                                      (Software Development Company/
                                                   Investment Advisor) and Stonebridge
                                                   Advisors LLC (Investment Advisor)

---------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2013 (UNAUDITED)

                               POSITION AND            TERM OF OFFICE
    NAME, ADDRESS                 OFFICES              AND LENGTH OF                          PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                SERVICE                              DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley          President and Chief         o  Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,    Executive Officer                                    and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o  Since January 2012    L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                             Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                 Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)

James M. Dykas           Treasurer, Chief            o  Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,    Financial Officer and                                President (April 2007 to Present), Vice
   Suite 400             Chief Accounting Officer    o  Since January 2012    President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                                             Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

W. Scott Jardine         Secretary and Chief Legal   o  Indefinite Term       General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,    Officer                                              Trust Portfolios L.P.; Secretary and General
   Suite 400                                         o  Since Inception       Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                             Company/Investment Advisor); Secretary of
D.O.B.: 05/60                                                                 Stonebridge Advisors LLC (Investment Advisor)

Daniel J. Lindquist      Vice President              o  Indefinite Term       Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                         Vice President (September 2005 to July 2012), First
   Suite 400                                         o  Since Inception       Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher          Chief Compliance Officer    o  Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,    and Assistant Secretary                              and First Trust Portfolios L.P.
   Suite 400                                         o  Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin          Vice President              o  Indefinite Term       Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2001 to November 2003),
   Suite 400                                         o  Since Inception       First Trust Advisors L. P. and First Trust Portfolios
Wheaton, IL 60187                                                             L.P.
D.O.B.: 06/66

Stan Ueland              Vice President              o  Indefinite Term       Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2005 to September 2012),
   Suite 400                                         o  Since Inception       First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                             L.P.
D.O.B.: 11/70


---------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
                         DECEMBER 31, 2013 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o   Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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


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

FIRST TRUST

First Trust Exchange-Traded AlphaDEX(R) Fund II

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $423,000 for the fiscal year ended December 31, 2012, and $423,000 for fiscal year ended December 31, 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item $0 for the fiscal year ended December 31, 2012, and $0 for the fiscal year ended December 31, 2013.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $7,000 for the fiscal period ended December 31, 2011 and $0 for the fiscal year ended December 31, 2012. These fees were related to Seed Audit.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $36,000 for the fiscal year ended December 31, 2012, and $72,000 for the fiscal year ended December 31, 2013.

      Tax Fees (Investment Adviser and Distributor) -- Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal period ended December 31, 2012 and $0 for the fiscal year ended December 31, 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal period ended December 31, 2012, and $0 for the fiscal year ended December 31, 2013.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal period ended December 31, 2012, and $0 for the fiscal year ended December 31, 2013.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal period ended December 31, 2012 were $36,000 for the Registrant, $4,120 for the Registrant's investment adviser and $65,135 for the Registrant's distributor, and for the fiscal year ended December 31, 2013 were $72,000 for the Registrant, $38,000 for the Registrant's investment adviser and $58,100 for the Registrant's distributor.

      (h) The Registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)   (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
      Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)   (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     First Trust Exchange-Traded AlphaDEX(R) Fund II
            --------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 26, 2014
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 26, 2014
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 26, 2014
     --------------------

* Print the name and title of each signing officer under his or her signature.